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                                                                    EXHIBIT 10.8

                                                                  Execution Copy

                              EMPLOYMENT AGREEMENT

     THIS EMPLOYMENT AGREEMENT (this "Agreement") is entered into on November 7, 2002 (the "Effective Date") by and between Gemstar - TV Guide International, Inc., a Delaware corporation (the "Company"), and Elsie Ma Leung ("Employee").

                                   WITNESSETH:

     WHEREAS, the Company (as successor in interest to Gemstar International Group Limited, a British Virgin Islands corporation), Employee and Gemstar Development Corporation, a California corporation ("GDC"), are parties to that certain Amended and Restated Employment Agreement dated as of March 31, 1998, as amended (the "Prior Employment Agreement");

     WHEREAS, the Company, GDC and Employee have agreed to terminate the Prior Employment Agreement as provided in that certain Termination Agreement by and among the Company, GDC and Employee (the "Termination Agreement") entered into as of the Effective Date; and

     WHEREAS, the Company and Employee desire to enter into this Agreement to set forth the terms and conditions on which Employee will be employed by the Company from and after the Effective Date.

     NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the parties agree as follows:

     1.    Term.

           The Company agrees to employ Employee, and Employee agrees to serve the Company, in accordance with the terms of this Agreement for a three year term commencing on the Effective Date and ending on the third anniversary of the Effective Date, unless this Agreement is earlier terminated in accordance with the provisions of this Agreement. The actual term of Employee's employment under this Agreement is referred to herein as the "Term." Employee acknowledges and agrees that the Company has no obligation to renew this Agreement or to continue Employee's employment after any termination of, or the expiration of, this Agreement, and expressly acknowledges that no promises or understandings to the contrary have been made or reached.

     2.    Specific Position; Duties and Responsibilities.

     (a) The Company and Employee agree that, subject to the provisions of this Agreement, during the Term, the Company will employ Employee and Employee will serve the Company as an employee of a business unit of the Company (which may be organized as a division of the Company or of a subsidiary of the Company or as a separate subsidiary of the Company) focused on developing new international markets ("Gemstar International").

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During the Term, Employee shall report to the head of Gemstar International.
Employee shall make reasonable efforts to further the business interests of Gemstar International. Employee shall participate in and assist the Company with the defense and prosecution of claims and litigation (including, without limitation, lawsuits, arbitrations, mediations and other forms of dispute resolution) to such extent as the Company shall reasonably request from time to time. Employee agrees to fully and reasonably cooperate with respect to any transition of the Company's auditors and preparation of the quarterly financial statements for the second and third quarters of 2002 and the 2002 annual report (and the subsequent filing of such statements and reports with the appropriate regulatory agencies); provided, however, that such cooperation shall not include the execution of any additional management letters or similar letters requiring Employee to make representations concerning the Company or its financial position or results of operations with respect to any period after the Effective Date. Although it is expected that Employee will devote a substantial portion of her business time and attention to her duties under this Agreement, it is agreed and understood that the nature of Employee's duties does not require Employee's presence at the Company's facilities on a daily basis, and does not require Employee to devote a specific number of hours per week to her duties under this Agreement. Employee shall have such other additional duties and responsibilities befitting the foregoing position, if any, as the Company and Employee shall mutually agree from time to time. Employee acknowledges and agrees that other subsidiaries and/or divisions of the Company (whether or not currently in existence) may engage in the same business activities as Gemstar International, without the involvement of Employee. Employee further acknowledges and agrees that the Company may, from time to time and in its sole and absolute discretion, reduce the scope of Gemstar International's duties and purposes within the Company's organization in any manner whatsoever and may determine the staffing, budget, and support of Gemstar International in its sole and absolute discretion. Notwithstanding anything to the contrary contained herein, during the Term, without the express written consent of the Board of Directors of the Company (the "Company Board"), Employee shall not engage in any policy making activity or otherwise engage in any activity, that would result in her treatment as an "executive officer" under the executive compensation disclosure rules promulgated under the Securities Exchange Act of 1934, as amended.

     (b) During the Term, Employee may (i) upon approval of the Company Board, which approval will not be unreasonably withheld, serve as a director, consultant, trustee or part-time employee of any other corporation or business; provided, however, that Employee may not become a director, consultant, trustee or part-time employee of any corporation or business that competes with (A) the Company or any subsidiary of the Company or (B) the business activities of any affiliate of the Company in the fields of Interactive Television or Interactive Program Guides (as such terms are defined in that certain Patent Rights Agreement of even date herewith between the Company and Henry C. Yuen) (any such corporation or business described in this proviso is referred to herein as a "Competitor"), (ii) accept any part-time academic position, (iii) invest in real estate for her own account, (iv) become a partner or a shareholder in any privately-held corporation, partnership or other venture that is not a Competitor or (v) become a partner or a shareholder with an equity interest of not more than five percent (5%) in any corporation, partnership or other venture whose equity securities are publicly traded, whether or not such corporation, partnership or other venture is a Competitor.

     (c) At the end of Employee's current term as a director of the Company Board (such term is anticipated to end in 2003), Employee agrees to resign, and shall automatically be

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deemed to have resigned, with no further action required, from any directorship and committee memberships Employee holds with the Company.

     3.    Compensation.

     (a)   Base Compensation and Adjustments.

           During the Term, the Company agrees to pay Employee a base salary at the rate of Five Hundred Thousand Dollars (US $500,000.00) per year (as in effect from time to time, the "Base Salary"). Such salary shall be earned monthly and shall be payable in periodic installments no less frequently than monthly in accordance with the Company's customary practices. Amounts payable shall be reduced by standard withholding and other authorized deductions. During the Term, the Company Board shall review the Base Salary at least annually and may, but need not, increase the Base Salary in its sole and absolute discretion. Under no circumstances may the Base Salary as in effect at any time be reduced.

     (b)   Bonuses.

           During the Term, Employee shall be entitled to receive such bonuses as the Company Board may, but need not, from time to time grant to Employee in its sole and absolute discretion.

     (c)   Stock Options and other Equity Awards.

           (i) As of the first anniversary of the Effective Date, the Company shall grant to Employee three hundred thirty-three thousand three hundred thirty-four (333,334) nonqualified stock options under the Company's 1994 Stock Incentive Plan, as amended (the "SIP"), in accordance with the terms and conditions set forth in the Initial Stock Option Agreement attached hereto as Exhibit A.

           (ii) As of the second anniversary of the Effective Date, the Company shall grant to Employee three hundred thirty-three thousand three hundred thirty-three (333,333) nonqualified stock options under the SIP in accordance with the terms and conditions set forth in the Second Stock Option Agreement attached hereto as Exhibit B.

           (iii) Notwithstanding anything herein to the contrary, the Company and Employee agree that the Company shall not (A) grant to Employee any stock options under the SIP or under any other arrangement prior to the date that is six months and one day after the Effective Date, or if such day is not a business day, on the next succeeding business day, or (B) accelerate any stock option grant contemplated by this Agreement or any other arrangement prior to the date that is six months and one day after the Effective Date, or if such day is not a business day, on the next succeeding business day. Employee hereby represents that, except for the June 20, 2002 grant of stock options (representing 750,000 options), she has not received any grant of options or other equity-based compensation within the 6 month period preceding the Effective Date. Nothing in this Section 3(c)(iii) shall prevent the vesting of stock options contemplated by Section 3(b) of the Termination Agreement nor shall the vesting of such stock options violate this Section 3(c)(iii).

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           (iv)   Subject to receiving the requisite stockholder approval, the
Company shall cause the SIP to be amended (the "SIP Amendment") to provide for awards of restricted stock, such amendment to be substantially in the form attached hereto as Exhibit C. The Company shall schedule an annual or special stockholders' meeting of the Company to occur as soon as reasonably practicable after the Effective Date (the "Stockholder Meeting"); provided, however, the parties acknowledge that the SIP Amendment will not be submitted for stockholder approval at the informational stockholder meeting expected to be scheduled in either November or December of 2002. At the Stockholder Meeting, the Company shall submit the SIP Amendment for stockholder approval.

           On the date of the Stockholder Meeting or as soon as reasonably practicable thereafter, the Company shall either issue restricted stock or grant Stock Units (as such term is defined under the SIP) to Employee as follows (the date of such issuance or grant is referred to as the "Share Grant Date"):

     (1) if the SIP Amendment is approved by the Company stockholders, the Company shall issue two hundred nine thousand three hundred eight (209,308) shares of restricted stock under the SIP to Employee in accordance with the terms and conditions set forth in the Employment Restricted Stock Agreement attached hereto as Exhibit D, such shares to be issued in certificates of such denominations as Employee may request; or

     (2) if the SIP Amendment is not approved by the Company stockholders, the Company shall grant to Employee under the SIP (i) two hundred nine thousand three hundred eight (209,308) Stock Units and (ii) Dividend Equivalent Rights representing the right to receive, if, when and as ordinary cash dividends are paid on the Company's Common Stock (the "Common Shares") generally, an amount (of cash or other property) equal to the ordinary cash dividends that would be paid with respect to two hundred nine thousand three hundred eight (209,308) Common Shares, in each case in accordance with the terms and conditions set forth in the Employment Stock Unit Agreement attached hereto as Exhibit E.

           (v) If the SIP Amendment is approved by the Company stockholders at the Stockholder Meeting, with respect to those shares of restricted stock granted in Section 3(c)(iv) above for which Employee makes a valid election within 30 days after the Share Grant Date under Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"), (the "83(b) Shares"), the Company shall pay Employee, within five business days after the Company's receipt from Employee of evidence of such valid election, or as soon as reasonably practicable thereafter, an amount in cash (subject to applicable withholding) equal to X multiplied by Y multiplied by Z, divided by W (the "83(b) Payment"), where:

                  X is the number of 83(b) Shares;

                  Y is the excess, if any, of the Maximum Share Price (as defined herein) over the Company Share Price (as defined herein) on the Effective Date;

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                  Z is equal to the difference between (i) the lowest Federal long term capital gain rate and (ii) the sum of the highest marginal Federal income tax rate and highest marginal state income tax rate applicable to a California resident (adjusted for any applicable state tax deduction under Federal income tax laws) (this calculation shall be determined using those rates applicable in the year of the Share Grant Date); and

                  W is equal to (i) one (1) minus (ii) the amount equal to the sum of the highest marginal Federal income tax rate and highest marginal state income tax rate applicable to a California resident (adjusted for any applicable state tax deduction under Federal income tax laws)(this calculation shall be determined using those rates applicable in the year of the Share Grant Date).

     The "Company Share Price" on any date shall be the Fair Market Value (as such term is defined in the SIP) for one Common Share on such date. The "Trading Period" shall be the period beginning on the Effective Date until the close of business on the thirtieth Trading Day (as defined herein) following the Effective Date. The term "Trading Day" shall mean any day on which the Company's Common Stock is traded on a national securities exchange on which such Company Common Stock is listed or admitted to trade; provided, however, that if the Company's Common Stock is not listed or admitted to trade on any national securities exchange, the term "Trading Day" shall mean any business day. The "Maximum Share Price" shall be the lesser of (i) the highest Company Share Price of any date within the Trading Period or (ii) the Company Share Price on the applicable Share Grant Date. Notwithstanding anything herein to the contrary, no payment shall be made under this Section 3(c)(v) if the Company Share Price on the Effective Date exceeds the Maximum Share Price. To the extent Company makes any payments to satisfy any tax withholding obligation relating to the Section 83(b) election above prior to paying the 83(b) Payment, the 83(b) Payment (to the extent possible) shall be reduced by such payments made by the Company to satisfy such tax withholding obligation, and, except as provided in the immediately following sentence, in no event shall Employee be required to reimburse the Company for such tax withholding obligation until the 83(b) Payment is made to Employee. If the 83(b) Payment is insufficient to repay such payments made by the Company to satisfy such tax withholding obligation, Employee shall pay the Company an amount in cash equal to the amount of deficiency on such date the 83(b) Payment would have been made (if not for the deduction of the prior sentence).

           (vi) If the SIP Amendment is not approved by the Company stockholders at the Stockholder Meeting, the Company shall pay Employee, on each Stock Unit vesting date, or as soon as reasonably practicable thereafter, an amount in cash (subject to applicable withholding) equal to X multiplied by Y multiplied by Z divided by W (the "Stock Unit Payment"), where:

                  X is number of Stock Units that vest on the applicable Stock Unit vesting date;

                  Y is the excess, if any, of the Maximum Share Price over the Company Share Price on the Effective Date;

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                  Z is equal to the difference between (i) the lowest Federal long term capital gain rate and (ii) the sum of the highest marginal Federal income tax rate and highest marginal state income tax rate applicable to a California resident (adjusted for any applicable state tax deduction available under Federal income tax laws) (this calculation shall be determined using those rates applicable in the year of the Stock Unit vesting date in question); and

                  W is equal to (i) one (1) minus (ii) the amount equal to the sum of the highest marginal Federal income tax rate and highest marginal state income tax rate applicable to a California resident (adjusted for any applicable state tax deduction available under Federal income tax laws)(this calculation shall be determined using those rates applicable in the year of the Stock Unit vesting date in question).

           Notwithstanding anything herein to the contrary, no payment shall be made under this Section 3(c)(vi) if the Company Share Price on the Effective Date exceeds the Maximum Share Price. To the extent that the Company has any tax withholding obligation relating to the Stock Units (or payment of such Stock Units) that vest on the applicable Stock Unit vesting date, the Company may reduce (to the extent possible) the Stock Unit Payment to the extent of such tax withholding obligation and, except as provided in the immediately following sentence, in no event shall Employee be required to reimburse the Company for such tax withholding obligation until the Stock Unit Payment is made to Employee. If the Stock Unit Payment is insufficient to repay such payments made by the Company to satisfy such tax withholding obligation, Employee shall pay the Company an amount in cash equal to the amount of deficiency on such date the Stock Unit Payment would have been made (if not for the deduction of the prior sentence). To the extent any payments to be made under this Section 3(c)(vi) are accelerated due to Employee's employment under this Agreement terminating as provided in Sections 4(a), 4(b), 4(d) or 4(f), such payments shall be contingent on Employee (or, if deceased, her estate's legal representative) signing a general release of claims in a form provided by the Company which shall be substantially similar to Exhibit F.

           (vii) The number and type of shares set forth above with respect to any stock option awards, restricted stock, Stock Units or Dividend Equivalent Rights (the "Equity Awards") provided under this Section 3, and applicable share prices for purposes of Sections 3(c)(v) and 3(c)(vi), shall be proportionately adjusted by the Company to the extent (if any) necessary to account for, and preserve the intended level of benefits following, any extraordinary dividend or other extraordinary distribution in respect of the outstanding Common Shares (to the extent paid in the form of Common Shares, or other equity securities), or any recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, exchange of Common Shares, or similar extraordinary event, in each case to the extent such event affects the outstanding Common Shares.

           (viii) The Company represents and warrants that (i) as of the date hereof, there are sufficient Common Shares available under the SIP to permit the options under Section 3(c)(i) and 3(c)(ii) to be issued thereunder and (ii) as of the Share Grant Date, there will be sufficient

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Common Shares available under the SIP to permit the grants of restricted stock or Stock Units, as the case may be, under Section 3(c)(iv) to be issued thereunder.

           (ix) Notwithstanding any provision herein or in the Initial Stock Option Agreement, Second Stock Option Agreement, or SIP to the contrary, if Employee's employment under this Agreement terminates under Sections 4(a), 4(b), 4(d) or 4(f) prior to the granting of any stock option awards under Section 3(c)(i) or 3(c)(ii), such stock option awards not yet granted shall be granted to the Employee on the later of (i) the date that is six months and one day after the Effective Date, or if such day is not a business day, on the next succeeding business day, or (ii) the date of Employee's termination of employment.

           (x) Notwithstanding any provision herein or in the Initial Stock Option Agreement, Second Stock Option Agreement, Employment Restricted Stock Agreement, Employment Stock Unit Agreement or SIP to the contrary, no Equity Awards shall be granted under this Section 3 after any (i) termination of Employee's employment pursuant to Sections 4(c) or 4(g) of this Agreement prior to the grant of such Equity Awards, or (ii) occurrence of any Breach Event (as defined below) which (if capable of cure) has not (together with all effects thereof) been fully cured by Employee within thirty (30) days after receipt of written notice from the Company of such Breach Event (the "Breach Cure Period"); provided, however, no Equity Awards shall be granted during any Breach Cure Period (but if all Breach Events are cured during the corresponding Breach Cure Periods, any Equity Awards scheduled to be granted during such Breach Cure Periods shall be deemed to have been granted as of the scheduled grant date); provided, further, no Equity Awards shall be granted during any For Cause Determination Period (as defined herein) (but, in the event that the Company Board determines no termination for Cause has occurred or Employee is successful in challenging any purported termination under Section 4(c), any Equity Awards scheduled to be granted during such For Cause Determination Period shall be deemed to have been granted as of the scheduled grant date). The term "Breach Event" shall mean any (i) breach by Employee of Employee of Section 13 of the Termination Agreement or (ii) material breach by Employee of Sections 6, 8, 10(g) or 10(h) of this Agreement. The determination that a Breach Event has occurred shall be made by the Company Board and following such determination, written notice of such Breach Event shall be provided to Employee by the Company Board or any proper officer of the Company. Employee agrees that, in her capacity as a Company Board member, she shall not vote on such a determination nor shall she vote on any Company Board determination that a Breach Event (as such term is defined in Henry Yuen's employment agreement with the Company of even date hereof) has occurred with respect to Henry Yuen. Any disputes related to this Section 3(c)(x) shall be resolved pursuant to Section 10(f).

           (xi) Subject to Section 3(c)(x) above, if Employee's employment terminates under Sections 4(a), 4(b), 4(d) or 4(f) prior to the granting of any restricted stock or Stock Units required under Section 3(c)(iv) of this Agreement, such restricted stock or Stock Units not yet granted shall be granted to Employee as provided in Section 3(c)(iv) and shall be immediately vested in full upon grant.

           (xii) In the event of a conflict or inconsistency between the terms and conditions of this Agreement and the terms and conditions of the agreement evidencing any Equity Award, the terms and conditions of the agreement evidencing such Equity Award shall

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govern. In the event of a conflict or inconsistency between the terms and conditions of this Agreement and the terms and conditions of the SIP, the terms and conditions of the SIP shall govern.

           (xiii) Notwithstanding any provisions herein to the contrary, to the extent any Equity Award required hereunder is made on a post-employment basis (such basis being with respect to Employee), the grant of such Equity Award shall, to the extent required by applicable law, be contingent upon the recipient making a valid representation that such recipient is an accredited investor under Regulation D of the Securities Act of 1933, as amended.

           (xiv)  In the event of a Change in Control Event, as defined under
Section 7 of the Stock Option Agreements attached hereto as Exhibits A and B, the Company shall grant any award of stock options required under this Agreement (and not already granted) on the later of (i) the date that is six months and one day after the Effective Date, or if such day is not a business day, on the next succeeding business day, or (ii) the date of the Change in Control Event, but only if the Company (or a successor thereto) has failed to provide for the cash-out of such grants, or the continuation of such grants in an economically equivalent amount (as provided in Section 7 of the Stock Option Agreements).

           (xv) With respect to any Equity Awards issued to Employee pursuant to this Agreement, to the extent the Company is eligible to file a Registration Statement on Form S-8, the Company shall take all steps reasonably necessary to maintain the effectiveness of the Company's current Registration Statements on Form S-8.

     (d)   Alternative Equity Awards.

     If, after being requested to determine whether or not the stock option grants contemplated by Section 3(c) of this Agreement will result in variable accounting, the Company's independent auditors are unable to advise the Company that the stock option grants contemplated by Section 3(c) of this Agreement will not result in variable accounting, the Special Committee of the Company Board or the Company Board may, by providing (or directing the Company to provide) written notice to Employee before the Notification Deadline (as defined herein), commit to granting restricted stock or Stock Units rather than stock options, by replacing Section 3(c) and its related Exhibits (the "Replaced Equity Provisions") with a new Section 3(c) and its related Exhibits (the "New Equity Provisions") attached hereto as Appendix A. Such written notice shall state that the Company's independent auditors have been unable to advise the Company that the stock option grants contemplated by Section 3(c) of this Agreement will not result in variable accounting. Such written notice shall be provided in accordance with Section 10(b) and shall be effective as of the date delivered to Employee. Until such written notice is provided to Employee, the New Equity Provisions shall have no effect and Employee shall have no rights or obligations under the terms and conditions of the New Equity Provisions.

     If the New Equity Provisions become effective, Employee shall have no rights or obligations under the terms and conditions of the Replaced Equity Provisions and the terms and conditions set forth in the New Equity Provisions shall govern as of the Effective Date. All other provisions of the Agreement shall remain in effect.

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     The "Notification Deadline" shall refer to the earlier of (i) the date the
Stockholder Meeting occurs or (ii) the date that is six months after the Effective Date.

     (e)   Additional Benefits.

           From and after the Effective Date and through the termination of Employee's employment, Employee shall be entitled to all rights and benefits for which Employee is otherwise eligible under any life, medical, dental, disability or insurance plan or policy (including, without limitation, the disability and life insurance policies provided for in Sections 3(i) and 3(j) of this Agreement) or other plan or benefit that the Company, its subsidiaries or affiliates may provide for Employee or (provided Employee is eligible to participate therein) for executives and employees of the Company generally (other than stock option, stock purchase or other equity-based incentive plans, and other than bonus and other incentive compensation plans), as from time to time may be in effect (collectively referred to herein as the "Additional Benefits"). The Additional Benefits shall be provided at the level generally available to other employees of the Company at the time and shall recognize for vesting and eligibility purposes Employee's prior service with the Company to the extent (if any) that such prior service is recognized under any such plans.

           To the extent Additional Benefits are to be provided under Sections 4(a), 4(d), 4(f) or 4(g) from and after the termination of Employee's employment through the fifth anniversary of the Effective Date, Employee shall be entitled to Additional Benefits; provided, however, that Employee shall not accrue any benefits under any pension plans, 401(k) or profit sharing plans, or supplemental executive retirement plans after such termination and that benefits under such pension plans, 401(k) or profit sharing plans, or supplemental executive retirement plans shall be payable to Employee in accordance with their terms.

     (f)   Vacation.

           Employee shall not earn any vacation during the Term. From time to time during the Term, Employee may take time off in reasonable amounts, it being understood that time off totaling seven weeks or less during each year of the Term shall be deemed reasonable.

     (g)   Organizations.

           During the Term, the Company shall promptly reimburse Employee for the membership fees and dues reasonably incurred by Employee to maintain a membership in, or to belong to, one social or country club.

     (h)   Automobile Allowance.

           The Company shall provide Employee with a car allowance of seven hundred and fifty dollars (US $750.00) per month to be used for the purchase, lease and maintenance of an appropriate automobile for her use during the Term. If the Company leases or purchases an automobile for Employee's use, Employee shall have the ability to assume the lease at the end of

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the term thereof or purchase the automobile at its residual or depreciated value upon termination of her employment.

     (i)   Disability Insurance.

           During the Term, the Company agrees to purchase and keep in effect, or to reimburse Employee for the cost of, one or more policies of disability insurance reasonably satisfactory to Employee and the Company, with maximum annual premiums not to exceed twenty-two thousand dollars (US $22,000.00). Such policy or policies will contain a feature permitting Employee to continue the policy or policies at her cost (subject to other provisions in this Agreement requiring the Company to fund such amounts following termination of employment) following any termination of Employee's employment.

     (j)   Life Insurance.

           During the Term, the Company agrees to purchase and keep in effect, or to reimburse Employee for the cost of, a policy of life insurance reasonably satisfactory to Employee and the Company, with maximum annual premiums not to exceed ten thousand dollars (US $10,000.00). Such policy will contain a feature permitting Employee to continue the policy at her cost (subject to other provisions in this Agreement requiring the Company to fund such amounts following termination of employment) following any termination of Employee's employment.

     4.    Termination.

           Employee's employment by the Company may be terminated prior to the third anniversary of the Effective Date only as provided in this Section 4:

     (a)   Disability.

           Employee's employment hereunder may be terminated by the Company due to her disability (as defined below). In the event of a termination due to Employee's disability, provided that she executes a general release of claims in a form provided by the Company, which shall be substantially similar to Exhibit F, she shall be entitled to the following:

           (i) payment of her Base Salary from the date of such termination through the third anniversary of the Effective Date;

           (ii) payment of the pro-rated portion of the annual bonus, if any, previously determined by the Company Board to be due to Employee for the fiscal year in which termination due to disability occurs, payable promptly after the end of the fiscal year ending after the date of such termination; and

           (iii) all Additional Benefits through the fifth anniversary of the Effective Date.

           For purposes of this Agreement, "disability" shall mean Employee's inability to substantially perform her duties and responsibilities under this Agreement for (i) a period of 120 consecutive days or (ii) an aggregate of 180 days during any twelve month period.

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     (b)   Death.

           Employee's employment hereunder shall terminate as a result of her death. In the event of such a termination due to Employee's death, her estate or her beneficiaries, as the case may be, shall be entitled to:

           (i) a lump sum payment equal to the lesser of (A) the amount of Base Salary that Employee would have received from the date of her death through the third anniversary of the Effective Date and (B) two times Employee's Base Salary; and

           (ii) payment of the pro-rated portion of the annual bonus, if any, previously determined by the Company Board to be due to Employee for the fiscal year in which Employee's death occurs, payable promptly after the end of the fiscal year ending after the date of death.

     (c)   For Cause.

           Employee's employment hereunder may be terminated by the Company for Cause. For the purposes of this Agreement, "Cause" shall mean:

           (i) Employee is engaging or has engaged in acts of fraud, material dishonesty or other acts of willful misconduct that have had a material adverse effect on the business of the Company;

           (ii) Employee has habitually abused any substance (such as narcotics or alcohol) and such abuse has had a material adverse effect on the business of the Company;

           (iii) Employee has been convicted of, or plead guilty to, an act constituting a felony that has a material adverse effect on the business of the Company;

           (iv) Employee has not obtained prior approval of the Company Board (or any committee designated by the Company Board for such purpose) prior to causing or permitting the Company or any subsidiary of the Company to enter into or otherwise be bound by any material contract; or

           (v) Employee has materially breached Sections 6, 8, 10(g), or 10(h) of this Agreement, or breached any of the representations and warranties contained in Section 13 of the Termination Agreement and (if capable of cure), has failed to fully cure such breach and all effects thereof within thirty (30) days after receipt of written notice from the Company of such breach.

           A termination for Cause shall not be effective unless and until (i) Employee has received written notice of a proposed termination for Cause setting forth the facts and circumstances claimed to provide a basis for termination of Employee's employment for Cause and Employee has had an opportunity to be heard before at least a majority of the members of the Company Board and (ii) the Company Board has confirmed in writing the termination for Cause, indicating any additional or different facts and circumstances that the Company Board believes provide a basis for such termination. Employee shall be deemed to have had such opportunity if given written notice by any director acting on behalf of the Company Board at least seventy two (72) hours in advance of a meeting, if scheduled in California, or ninety six (96) hours in advance of a meeting, if such meeting is scheduled outside California. Any actions or proceedings by the Company pursuant to this subparagraph 4(c) shall be conducted in a confidential manner and all steps shall be taken to prevent any harm to Employee's reputation.

           In the event Employee commences proceedings pursuant to Section 10(f) to dispute the Company's right to terminate her employment for Cause within 30 days from the date she receives the written notice from the Company Board confirming her termination for Cause (the "Termination Date"), the Company shall
(i) continue to pay Employee's Base Salary and to provide Additional Benefits to Employee until such dispute has been resolved and (ii) pay all costs reasonably incurred by Employee in preparing for and in pursuing such proceedings, including all professional fees and expenses. If Employee is the nonprevailing party in such proceedings, Employee shall reimburse the Company for all costs, fees and expenses paid by the Company on Employee's behalf and shall reimburse the Company for any Base Salary and Additional Benefits paid to Employee since the Termination Date.

           The term "For Cause Determination Period" shall refer to the period of time from when Employee receives written notice of a proposed termination for Cause until the Resolution Date (as defined herein). The term "Resolution Date" shall refer to the Termination Date or the date the Company Board determines no termination for Cause has occurred; provided, however, that, if Employee commences proceedings pursuant to Section 10(f) as provided in the immediately preceding paragraph, the term "Resolution Date" shall refer to the date such proceedings are finally resolved.

     If Employee is terminated for Cause, she shall only be entitled to benefits continuation and accrued wages as required under applicable law (subject to the benefits and compensation continuation during a dispute as described above).

     (d)   Without Cause.

           Employee's employment hereunder may be terminated by the Company without Cause. If the Company terminates Employee's employment for any reason other than those specified in Sections 4(a), (b) or (c) above, she shall be entitled to receive the following, provided that she signs a general release of claims, in a form provided by the Company which shall be substantially similar to Exhibit F:

           (i) a lump sum payment equal to the amount of Base Salary that Employee would have received from the date of such termination through the third anniversary of the Effective Date;

           (ii) payment of the pro-rated portion of the annual bonus, if any, previously determined by the Company Board to be due to Employee for the fiscal year in which termination without Cause occurs, payable promptly after the end of the fiscal year ending after the date of such termination without Cause; and

           (iii) all Additional Benefits through the fifth anniversary of the Effective Date.

           Employee agrees to accept the severance provided in this Section 4(d) and in any Equity Award upon the termination of his employment pursuant to this
Section 4(d) or pursuant to Section 4(f) as liquidated damages in lieu of any other damages or severance benefits to which she might be entitled as a result of the termination of her employment with the Company pursuant to this Section 4(d) or pursuant to Section 4(f). All amounts paid to Employee pursuant to this
Section 4(d) or pursuant to Section 4(f) shall be paid without regard to whether Employee has taken or takes actions to mitigate damages.

     (e)   Limited Succession of Additional Benefits Upon Termination.

           If Employee's services are terminated hereunder pursuant to Sections 4(a) or 4(d) and Employee is no longer eligible for Additional Benefits under the terms of any plans relating thereto because of such termination, Employee shall be entitled to, and the Company shall provide benefits substantially equivalent to, those benefits in the nature of health and welfare type benefits to which Employee was entitled immediately prior to such termination for the period (if any) during which Employee is entitled to receive Additional Benefits pursuant to such Sections.

     (f)   Constructive Termination.

           A Constructive Termination (defined below) shall be treated as a termination without Cause pursuant to Section 4(d) of this Agreement.

           For purposes of this Agreement, "Constructive Termination" means (i) the removal of Employee from her position as a director of the Company (other than as provided by Section 2(c)), (ii) assignment to Employee of material additional duties or responsibilities inconsistent with Employee's position with Gemstar International, (iii) relocation of Employee's principal office to another geographic location without Employee's written consent, (iv) a material violation by the Company of Section 6 of the Termination Agreement, or (v) requiring Employee to report to any other person or entity other than head of Gemstar International as of the Effective Date, in any case other than as a result of grounds for termination under Sections 4(a), 4(b), 4(c) or 4(g). If the Employee provides written notice to the Company of the occurrence of conditions which would constitute a Constructive Termination ("Notice of Potential Constructive Termination") within 30 days after the Employee has knowledge of such circumstances, the Company fails to correct such circumstances within 30 days after receipt of such notice, and Employee gives her 30 day notice of resignation within 60 days after she gave the Notice of Potential Constructive Termination, then a Constructive Termination shall be deemed to have occurred.

     (g)   Termination by Employee.

           Employee shall have the right, in her sole and absolute discretion, to terminate her employment under this Agreement at any time for any reason. If Employee provides the Company with notice, in writing, at least thirty (30) days prior to the effective date of Employee's termination of employment and also signs a general release of claims in a form provided by the Company, which shall be substantially similar to Exhibit F, she shall be entitled to receive all Additional Benefits through the fifth anniversary of the Effective Date.

     (h)   Calculation of Bonus.

           For purposes of Sections 4(a), 4(b) and 4(d), the pro-rated portion of the annual bonus referenced in such sections, if any, shall be determined by multiplying such annual bonus by a fraction, the numerator of which shall be the number of days during such fiscal year that Employee was employed and the denominator of which shall be 365.

     (i)   Certain Payments.

           To the extent that any Payment (as such term is defined in Schedule II to the Prior Employment Agreement) made in connection with the termination of Employee's employment pursuant to Section 4(d) (without Cause) or Section 4(f) (Constructive Termination) is determined (as provided in the following sentence) to be subject to the Excise Tax (as such term is defined in Schedule II to the Prior Employment Agreement) imposed by Section 4999 (as such term is defined in
Schedule II to the Prior Employment Agreement), Employee shall be entitled to the benefits and protections set forth in Schedule II of the Prior Employment Agreement, which is incorporated herein by this reference to the same extent as if set forth in this Agreement in its entirety. Notwithstanding any provision in
Schedule II to the Prior Employment Agreement to the contrary, the determination that any Payment made on or prior to the Effective Date is or was subject to the Excise Tax shall be only established by a final determination by the Internal Revenue Service ("IRS") that such Payment is or was subject to the excise tax imposed by Section 4999 of the Code, as amended, and that such Payment was actually made by the Employee. Further, Employee agrees to provide notice of such IRS determination (and other IRS actions related hereto) to Company within ten (10) days of receipt, and the Company, in its discretion, may challenge such IRS determination. If the Company determines to challenge such IRS determination, Employee agrees to provide full cooperation with the Company in order to effectuate such challenge.

     5.    Business Expenses.

           The Company shall reimburse Employee promptly for, or pay directly, all reasonable business expenditures incurred by Employee during the Term in connection with her performance of her duties hereunder (including, without limitation, the reasonable costs and expenses of establishing and maintaining an office in her home), upon proper presentation of expense statements or vouchers or such other supporting information as the Company shall reasonably require.

     6.    Inventions and Patents.

           Subject to exceptions under Section 2870 of the California Labor Code, all inventions, designs, improvements, patents, copyrights, and discoveries conceived by Employee during the term of this Agreement which are competitive with or related to existing products or services of the Company or its subsidiaries or products or services under active development by the Company or its subsidiaries shall be assigned to the Company. Employee will promptly and fully disclose to the Company all such inventions, designs, improvements, and discoveries (whether developed individually or with other persons) and shall take all reasonable steps necessary and required to assure the Company's ownership thereof and to assist the Company in protecting or defending the Company's proprietary rights therein.

           Employee acknowledges hereby receipt of written notice from the Company pursuant to California Labor Code Section 2872 that this Agreement (to the extent it requires an assignment or offer to assign rights to any invention of Employee) does not apply to an invention that qualifies fully under California Labor Code Section 2870.

     7.    Indemnity.

           To the maximum extent permitted by applicable law, the Company shall indemnify Employee, defend Employee and hold Employee harmless from and against any and all claims, liabilities, judgments, fines, penalties, costs and expenses (including, without limitation, reasonable attorneys' fees, costs of investigation and experts, settlements and other amounts actually incurred by Employee in connection with the defense of any action, suit or proceeding, and in connection with any appeal thereon) reasonably incurred by Employee in any and all threatened, pending or completed actions, suits or proceedings, whether civil, criminal, administrative or investigative (including, without limitation, actions, suits or proceedings brought by or in the name of the Company), arising, directly or indirectly, by reason of Employee's status, actions or inaction, including, without limitation, actual or alleged errors or omissions, as a director, officer, employee or agent of the Company or of an affiliate of the Company after the Effective Date so long as (i) Employee's conduct was in good faith, (ii) Employee reasonably believed such conduct to be in or not opposed to the best interests of the Company, and (iii) Employee's conduct was not in violation of the representations and warranties set forth in Section 13 of the Termination Agreement; provided, however, this Section 7 shall not apply to any claim (a) pursuant to the Sarbanes-Oxley Act of 2002, and any rules or regulations arising thereunder, as it may be amended from time to time, or (b) arising as a result of the execution of this Agreement, the Umbrella Agreement, the Termination Agreement, or any ancillary agreement (including without limitation any equity grant) to any such agreement, as all such claims described in the foregoing clauses (a) and (b) shall be subject to indemnification in accordance with Section 10(a)(ii) of the Termination Agreement. The Company shall advance to Employee upon request any and all expenses reasonably incurred by Employee in defending any and all such actions, suits or proceedings to the maximum extent permitted by applicable law. The advances to be made hereunder shall be paid by the Company to Employee within ten (10) days following delivery of a written request for payment therefor by Employee to the Company. Employee shall have a right to select attorneys to defend him in any actual or threatened action, suit, proceeding or investigation, subject to the Company's approval, which shall not be unreasonably withheld. Notwithstanding any other provision of this Agreement, the provisions of this Section 7 shall survive the expiration, suspension or termination, for any reason, of this Agreement and shall survive the termination of Employee's employment with the Company. Notwithstanding the foregoing, this Section 7 shall not apply to any dispute between the Company and Employee with respect to any alleged breach of, or seeking an interpretation of, or a determination of the rights or obligations of either party under this Agreement, the Umbrella Agreement, the Termination Agreement, or any ancillary agreement (including without limitation any equity grant) to any such agreement.

     8.    Noncompetition and Nonsolicitation.

           During the Term, except to the extent the Company provides prior written approval, Employee shall not, in any manner, directly or indirectly, engage in any business that is a Competitor, and, except as expressly permitted by clause (iv) of Section 2(b), will not, directly or indirectly, own, manage, operate, join, control or participate in the ownership, management, operation or control of, or be employed by, or connected in any manner with any corporation, firm or business that is a Competitor.

           Employee acknowledges that the Company and all of its affiliates and subsidiaries by nature of their respective businesses have a legitimate and protectable interest in their clients, customers and employees with whom they have established significant relationships as a result of a substantial investment of time and money, and but for Employee's employment hereunder, Employee would not have had contact with such clients, customers and employees.

           Employee agrees that during the Term and for one additional year thereafter (the "Non-Solicitation Period"), without the prior written approval of the Company (which approval may be granted or withheld in the Company's sole and absolute discretion), Employee will not (except as necessary to perform Employee's duties as an employee of the Company):

           (i) directly or indirectly, for Employee's own account, or as an agent, executive, director, owner, partner, or consultant of any corporation, firm, partnership, joint venture, syndicate, sole proprietorship or other business (whether as a principal, division, subsidiary, affiliate, related entity, or otherwise) solicit or induce any client or customer of the Company (and with respect to the Company's subsidiaries, any client or customer of such subsidiaries with whom Employee had contact, or who was identified to Employee, during Employee's employment with the Company) (a) to not do business or to alter in any adverse manner its relationship with the Company or any of its subsidiaries, or (b) to obtain services or goods from Employee or any business with which Employee is then affiliated, if such services or goods are comparable to those provided by Employee during her employment with the Company and the Company continues to provide such services or goods; or

           (ii) solicit or induce any executive or employee of the Company (and with respect to the Company's subsidiaries, any executive or employee of such subsidiaries with whom Employee had contact, or who was identified to Employee, during Employee's employment with the Company) to terminate his or her employment relationship with the Company or any of its subsidiaries and commence an employment relationship with any Competitor or with any business or entity owned by, controlled by or affiliated with Employee.

     9.    [Reserved]

     10.   Miscellaneous.

     (a)   Succession; Survival.

           This Agreement shall inure to the benefit of and shall be binding upon the Company and the Company's successors and assigns, but without the prior written consent of Employee this Agreement may not be assigned other than in connection with a merger or sale of substantially all the assets of the Company or a similar transaction in which the successor or assignee assumes (whether by operation of law or express assumption) all obligations of the Company hereunder. The obligations and duties of Employee hereunder are personal and otherwise not assignable.

     (b)   Notices.

           Any notice or other communication provided for in this Agreement shall be in writing and sent, if to the Company, to its office at:

           Gemstar - TV Guide International, Inc.
           Suite 800
           135 North Los Robles Ave.
           Pasadena, California 91101
           Facsimile: (818) 792-4051
           Attention: General Counsel

or at such other address as the Company may from time to time in writing designate, and, if to Employee, at such address as Employee may from time to time in writing designate (or Employee's business address of record in the absence of such designation). Each such notice or other communication shall be effective (i) if given by telecommunication, when transmitted to the applicable number so specified in (or pursuant to) this Section 10(b) and an appropriate answerback is received, (ii) if given by mail, three days after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when actually delivered at such address.

     (c)   Entire Agreement; Amendments.

           This Agreement, the Umbrella Agreement and the Termination Agreement, together with the ancillary agreements referred to in (or otherwise entered into in connection with) any of the foregoing agreements, contain the entire agreement of the parties relating to the subject matter hereof and supersede any prior agreements, undertakings, commitments and practices relating to Employee's employment by the Company or its subsidiaries except for any and all other agreements necessary to give effect to the provisions of this Agreement, including, without limitation, stock option agreements, life insurance agreements, and agreements relating to Additional Benefits. No amendment or modification of the terms of this Agreement shall be valid unless made in writing and signed by Employee and, on behalf of the Company, by senior executive officers after approval thereof by the Company Board.

     (d)   Waiver.

           No failure on the part of any party to exercise or delay in exercising any right hereunder shall be deemed a waiver thereof or of any other right, nor shall any single or partial exercise preclude any further or other exercise of such right or any other right.

     (e)   Choice of Law.

           This Agreement, the legal relations between the parties and any action, whether contractual or non-contractual, instituted by any party with respect to matters arising under or growing out of or in connection with or in respect of this Agreement, the relationship of the parties or the subject matter hereof shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and performed in such State and without regard to conflicts of law doctrines.

     (f)   Resolution of Disputes.

           In the event of any dispute, controversy, claim or disagreement between Employee and the Company with respect to any alleged breach of this Agreement, the interpretation of this Agreement, or the rights or obligations of either party under this Agreement, the parties shall consult and negotiate with each other in good faith and, recognizing their mutual interests, attempt to reach a solution satisfactory to both parties. If they do not resolve the dispute, controversy, claim or disagreement within a period of 30 days, or such longer period as they may mutually agree, then such dispute, controversy, claim or disagreement shall be resolved pursuant to confidential binding arbitration in New York, New York by a panel of three neutral arbitrators. The arbitration shall be conducted in accordance with the Commercial Rules of the American Arbitration Association then in effect. Within 15 days after the initiation of arbitration, the parties shall select three neutral arbitrators, all of whom shall be members of a state bar actively engaged in the practice of law for at least 10 years. Either party may seek interim or preliminary relief from the arbitrators until an arbitration award is rendered or the controversy is otherwise resolved. Either party also may, prior to the establishment of the arbitral tribunal, and without waiving any remedy under this Agreement, seek interim or provisional relief that is necessary to protect the rights or property of that party. The arbitration award shall be made as promptly as practicable and in any event within nine months of the filing of the notice of intention to arbitrate, and the arbitrators shall agree to comply with this schedule before accepting appointment; provided, however, that this time limit may be extended by agreement of the parties or by the arbitrators if necessary. The award of the arbitrators shall be in writing, shall be signed by a majority of the arbitrators, and shall include findings of fact and the reasons for the disposition of each claim. In the award, the arbitrators shall allocate all of the costs of the arbitration, including the fees of the arbitrators and the reasonable attorneys' fees of the prevailing party, against the non-prevailing party. This Section 10(f) shall not be construed to limit either party's right to obtain equitable relief with respect to any dispute and, pending a final arbitration by the arbitrators with respect to any such disputes, either party shall be entitled to obtain any such relief by direct application to state, federal, or other applicable court, without being required to first arbitrate such dispute. Except as may be required by law or by judicial or administrative process or order or the rules of any securities exchange or similar self-regulatory organization applicable to the party or arbitrator, neither the parties nor the arbitrators may disclose the existence, content or results of any arbitration hereunder without the prior written consent of all of the parties. Judgment on the award may be entered in any court having jurisdiction thereof.

     (g)   Confidentiality, Proprietary Information.

           Employee agrees to not make use of, divulge or otherwise disclose, directly or indirectly, any trade secret or other confidential or proprietary information concerning the business (including, but not limited to confidential or proprietary information concerning its products, employees, services, practices or policies) of the Company or any of its subsidiaries of which Employee may learn or be aware as a result of Employee's employment during the Term or prior thereto as shareholder, employee, officer or director of or consultant to the Company and its predecessors, except to the extent such use or disclosure is (i) necessary to the performance of this Agreement and in furtherance of the Company's best interests, (ii) required by applicable law,
(iii) lawfully obtainable from other sources, or (iv) authorized in writing by the Company. The provisions of this Section 10(g) shall survive the expiration, suspension or termination, for any reason, of this Agreement.

     (h)   Trade Secrets.

           Employee, prior to and during the Term, has had and will have access to and become acquainted with various trade secrets, consisting of software, plans, formulas, patterns, devices, secret inventions, processes, customer lists, contracts, and compilations of information, records and specifications that are owned by the Company or by its subsidiaries and regularly used in the operation of their respective businesses and that may give the Company an opportunity to obtain an advantage over competitors who do not know or use such trade secrets. Employee agrees and acknowledges that Employee has been granted access to these valuable trade secrets only by virtue of the confidential relationship created by Employee's employment and Employee's prior relationship to, interest in and fiduciary relationships to the Company and its predecessors. Employee shall not disclose any of the aforesaid trade secrets, directly or indirectly, or use them in any way, either during the Term or at any time thereafter, except as required in the course of employment by the Company and for its benefit.

           All records, files, documents, drawings, specifications, software, equipment, and similar items relating to the business of the Company or its subsidiaries, including without limitation all records relating to customers (the "Documents"), whether prepared by Employee or otherwise coming into Employee's possession, shall remain the exclusive property of the Company or such subsidiaries and shall not be removed from the premises of the Company or its subsidiaries under any circumstances whatsoever without the prior consent of a senior executive officer of the Company. Upon termination of employment, Employee agrees to promptly deliver to the Company all Documents in the possession or under the control of Employee.

     (i)   Severability.

           If any provision of this Agreement is held invalid or unenforceable, the remainder of this Agreement shall nevertheless remain in full force and effect, and if any provision is held invalid or unenforceable with respect to particular circumstances, it shall nevertheless remain in full force and effect in all other circumstances, to the fullest extent permitted by law.

     (j)   Withholding; Deductions.

           All compensation payable hereunder, including salary and other benefits, shall be subject to applicable taxes, withholding and other required, normal or elected employee deductions.

     (k)   Cooperation.

           Employee agrees that during the Term and thereafter she will cooperate in the Company's and its subsidiaries' defense against any threatened or pending litigation or in any investigation or proceeding by any governmental agency or body that relates to any events or actions which occurred during or prior to the Term. The Company agrees to reimburse Employee for any reasonable and necessary out-of-pocket costs and for any loss of income incurred by Employee in providing such assistance.

     (l)   Section Headings.

           Section and other headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

     (m)   Counterparts.

           This Agreement and any amendment hereto may be executed in several counterparts. All of such counterparts shall constitute one and the same agreement and shall become effective when a copy signed by each party has been delivered to the other party.

     (n)   Representation By Counsel; Interpretation.

           Each party hereto acknowledges that it or she has been represented by counsel in connection with this Agreement and the matters contemplated by this Agreement. Accordingly, any rule of law, including but not limited to Section 1654 of the California Civil Code, or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the party that drafted it has no application and is expressly waived. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the intent of the parties.

 [The remainder of this page has been intentionally left blank - signature page follows]

                    [SIGNATURE PAGE TO EMPLOYMENT AGREEMENT]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                             "The Company"

                             GEMSTAR-TV GUIDE INTERNATIONAL, INC.

                             By:      /s/ Jeff Shell
                                 -----------------------------------------------
                                        Jeff Shell, Co-President

                             By:  /s/ Jonathan B. Orlick
                                ------------------------------------------------
                                    Jonathan B. Orlick, Executive Vice President

                             "Employee"

                                  /s/ Elsie Ma Leung
                             ---------------------------------------------------
                             ELSIE MA LEUNG

                                    Exhibit A

                      GEMSTAR-TV GUIDE INTERNATIONAL, INC.

                         INITIAL STOCK OPTION AGREEMENT

  THIS AGREEMENT dated as of ____________, ____, between Gemstar-TV Guide International, Inc., a Delaware corporation (the "Company"), and Elsie Ma Leung ("Employee").

                               W I T N E S S E T H

WHEREAS, pursuant to the Gemstar-TV Guide International, Inc. 1994 Stock Incentive Plan, as amended (the "SIP"), the Company has granted to Employee effective as of _____________, ____, (the "Grant Date") three hundred thirty-three thousand three hundred thirty-four (333,334) nonqualified stock options to purchase authorized but unissued or treasury shares of the Company's Common Shares, $.01 par value, upon and subject to the terms and conditions set forth herein and in the SIP.

NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties agree as follows:

     1. Defined Terms. Capitalized terms shall have the meaning assigned to them herein. Where capitalized terms are not defined herein they shall have the meaning assigned to them in the SIP.

For purposes of this Agreement:

"Breach Event" shall have the meaning assigned to it under the New Employment Agreement.

"Breach Cure Period" shall have the meaning assigned to it under the New Employment Agreement.

"Common Share" shall have the meaning assigned to it under the Termination Agreement.

"For Cause Determination Period" shall have the meaning assigned to it under the New Employment Agreement.

"New Employment Agreement" shall mean the employment agreement between the Company and Employee dated as of _________, 2002.

"Termination Agreement" shall mean the termination agreement between the Company, Employee and Gemstar Development Corporation, a California corporation, dated as of _______, 2002.

     2. Grant of Option. Effective as of the Grant Date, this Agreement evidences the Company's grant to Employee, subject to the vesting provisions and restrictions set forth below, of three hundred thirty-three thousand three hundred thirty-four (333,334) nonqualified stock options (the "Options") under the SIP. Each Option shall represent the right to acquire one (1) Common Share. The number, type and exercise price of the Options are subject to adjustment pursuant to Section 4.2 of the SIP.

The Options shall expire on the first to occur of (i) the close of business on the last business day of the Company coinciding with or immediately preceding the day before the tenth anniversary of the Grant Date or (ii) the termination of the Options pursuant to Section 6 of this Agreement or Section 4.2 of the SIP.

The exercise price per Common Share under each Option shall equal the Fair Market Value of a Common Share on the Grant Date (or as of the last trading day preceding the Grant Date if the Grant Date is not a trading day).

The Options are intended to be non-qualified stock options and not incentive stock options under Code Section 422.

     3.  Exercisability of Options. The Options shall vest as follows:

(i) one hundred eleven thousand one hundred twelve (111,112) Options shall vest on the Grant Date,

(ii) one hundred eleven thousand one hundred eleven (111,111) Options shall vest on the first anniversary of the Grant Date, and

(iii) one hundred eleven thousand one hundred eleven (111,111) Options shall vest on the second anniversary of the Grant Date;

     provided, however, that no Options shall vest after any (i) termination of Employee's employment pursuant to Section 4(c) or Section 4(g) of the New Employment Agreement or (ii) occurrence of any Breach Event which (if capable of cure) has not (together with all effects thereof) been fully cured by Employee within the Breach Cure Period;

     provided, further, that no Options shall vest during any Breach Cure Period (but if all Breach Events are cured during the corresponding Breach Cure Periods, any unvested Options scheduled to vest during such Breach Cure Periods shall be deemed to have vested as of the scheduled vesting date);

     provided, further, no Options shall vest during any For Cause Determination Period (but, in the event that the Company Board determines no termination for Cause has occurred or Employee is successful in challenging any purported termination under Section 4(c) of the New Employment Agreement, any Options scheduled to vest during such For Cause Determination Period shall be deemed to have vested as of the scheduled vesting date); and

     provided, further, and subject to the foregoing paragraphs, that if Employee's employment under the New Employment Agreement terminates as provided in Sections 4(a), 4(b), 4(d) or 4(f) of the New Employment Agreement, the Options shall be vested at such termination provided Employee (or, if deceased, her estate's legal representative) signs a general release of claims in a form provided by the Company which shall be substantially similar to Exhibit F of the New Employment Agreement. Subject to the execution of the aforementioned release, in the event of termination due to Section 4(b) of the New Employment Agreement, Employee's estate or Beneficiaries, as the case may be, shall be entitled to exercise all Options held by Employee at the time of her death for the balance of their term.

To the extent Employee does not purchase all or any part of the Common Shares under the Options exercisable and to which Employee is entitled, Employee has the right cumulatively thereafter to purchase any Common Shares not so purchased and such right shall continue until the Option terminates or expires. Fractional Common Share interests shall be disregarded, but may be cumulated. No fewer than 50 Common Shares may be purchased at any one time, unless the number purchased is the total number at the time available for purchase under the Option.

     4. Method of Exercise of Options. The Options shall be exercisable by the delivery to the Company of a written exercise notice in the form to be provided by Company, which shall state the number of Common Shares to be purchased pursuant to the Options.

The purchase price of any Common Shares purchased on exercise of an Option shall be paid by Employee (or Employee's Personal Representative or Beneficiary, as the case may be) in full at the time of each purchase in one or a combination of the following methods: (i) in money, including by electronic funds transfer;
(ii) by check payable to the order of the Company; (iii) to the extent permitted by applicable law, by a promissory note of Employee consistent with the requirements of Section 1.8 of the SIP, provided, however, that the Committee may in its absolute discretion limit Employee's ability to exercise an Option that is paid by a promissory note; or (iv) to the extent permitted by and consistent with the Company's Certificate of Incorporation (as amended) and applicable law, by notice and third party payment in such manner as may be authorized by the Committee or by the delivery of Common Shares already owned by Employee, provided, however, that the Committee may in its absolute discretion limit Employee's ability to exercise an Option by delivering such Common Shares. Common Shares that are permitted to be used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise and shall have been beneficially owned by Employee for at least six months prior to such delivery.

In the event that the Company determines that the Company (or any affiliate or subsidiary of Company) is required to withhold any tax as a result of the issuance, vesting, exercise, payment or disposition of any Options, the tax withholding obligation shall be satisfied in accordance with the provisions and terms of Section 4.5 of the SIP.

Employee (or Employee's Beneficiary or Personal Representative) shall furnish any written statements required pursuant to Section 4.4 of the SIP.

     5. Continuance of Employment Required; No Employment Commitment. The vesting schedule requires continued service through each applicable vesting date as a condition to the vesting of the applicable installment of the Options and the rights and benefits under this Agreement. Service for less than the full portion of any vesting period, even if substantial, will not entitle Employee to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services as provided herein or under the SIP.

Nothing contained in this Agreement or the SIP constitutes an employment commitment by the Company, affects the termination provisions of Section 4 of the New Employment Agreement, confers upon Employee any right to remain employed by the Company or any Subsidiary, interferes in any way with the right of the Company or any Subsidiary at any time to terminate Employee's employment, or affects the right of the Company or any Subsidiary to increase or decrease Employee's other compensation.

     6.  Forfeiture.

All Options then unvested shall be automatically terminated and forfeited upon any (i) termination of Employee's employment pursuant to Section 4(c) or Section 4(g) of the New Employment Agreement, or (ii) occurrence of any Breach Event which (if capable of cure) has not (together with all effects thereof) been fully cured by Employee within the Breach Cure Period. Notwithstanding anything herein to the contrary, in the event that Employee is successful in challenging any purported termination under Section 4(c) of the New Employment Agreement, any unvested Options that terminated due to such purported termination shall be deemed reinstated and vested upon the conclusion of such successful challenge.

     7. Change in Control Event. All Options referred to in this Agreement shall be subject to immediate vesting upon the occurrence of:

(i)  a Change in Control Event (as defined below); and

(ii) the Company has not provided for either (A) the cash-out of such Options at their then fair market value, or (B) the continuation of such Options in an economically equivalent amount (e.g. replacement shares of restricted stock, options or stock units, based on a successor company's stock, provided that such replacement award will have substantially similar terms and conditions as the Options immediately prior to the Change in Control Event).

The term "Change in Control Event" shall have the meaning assigned to such term under SIP Section 5; provided, however, that the measurement period for determining a "Change in Control Event" under SIP Section 5.1(f)(5) shall not include the one-year period after the Effective Date and such measurement period shall only commence upon the first anniversary of the Effective Date.

     8.  Termination of Options Under Certain Events. As contemplated by Section
4.2 of the SIP, the Options may be terminated or rendered non-exercisable (to the extent they were not previously exercised) in certain circumstances, as described therein.

     9. Non-Transferability of Options. The Options and any other rights of Employee under this Agreement or the SIP are nontransferable and subject to extensive restrictions under Section 1.9 of the SIP. The Common Shares issuable on exercise of the Options are also subject to restrictions on transfer under
Section 1.10 of the SIP and to any and all repurchase or redemption rights of the Company that may be provided under its Certificate of Incorporation and Bylaws, as amended from time to time.

     10. Notices. Any notice to be given under the terms of this Agreement shall be in writing and addressed to the Company at its principal office and to Employee at the addresses given beneath their respective signatures hereon, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be deemed given only when received, but if

Employee is no longer an Eligible Person, any notice to Employee shall be deemed to have been duly given when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government.

     11. Plan. The Options and all rights of Employee thereunder are subject to, and Employee agrees to be bound by, all of the terms and conditions of the provisions of the SIP, incorporated herein by this reference. In the event of a conflict or inconsistency between the terms and conditions of this Agreement, and the terms and conditions of the SIP, the terms and conditions of the SIP shall govern except as expressly set forth herein. In the event of a conflict or inconsistency between the terms and conditions of this Agreement, and the terms and conditions of the New Employment Agreement, the terms and conditions of this Agreement shall govern. Employee acknowledges receipt of a copy of the SIP, which is made a part hereof by this reference, and agrees to be bound by the terms thereof. Unless otherwise expressly provided in other Sections of this Agreement, provisions of the SIP that confer discretionary authority on the Committee do not (and shall not be deemed to) create any rights in Employee, unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Committee so conferred by appropriate action of the Committee under the SIP after the date hereof.

     12. Entire Agreement. This Agreement, the Termination Agreement, the New Employment Agreement and the SIP together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The SIP and this Agreement may be amended pursuant to Section 4.6 of the SIP. Such amendment must be in writing and signed by the Company. The Company may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of Employee, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

     13. Severability. If a court of competent jurisdiction determines that any portion of this Agreement is in violation of any statute or public policy, then only the portions of this Agreement which violate such statute or public policy shall be stricken, and all portions of this Agreement which do not violate any statute or public policy shall continue in full force and effect. Further, it is the parties' intent that any court order striking any portion of this Agreement should modify the terms as narrowly as possible to give as much effect as possible to the intentions of the parties under this Agreement.

     14. California Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California.

     15. Privileges of Stock Ownership. Except as otherwise expressly authorized by the Committee or the SIP, Employee will not be entitled to any privilege of stock ownership as to any Common Shares not actually delivered to and held of record by Employee. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

     16. No Restriction on Corporate Powers. The existence of the SIP and/or the Options shall not affect or restrict in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the

Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company's capital stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

     17. Further Assurances. Each of the parties hereto shall use its reasonable and diligent best efforts to proceed promptly with the transactions contemplated herein, to fulfill the conditions precedent for such party's benefit or to cause the same to be fulfilled and to execute such further documents and other papers and perform such further acts as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated herein.

     18. Execution. The grant of Options hereunder shall be rendered ineffective if Employee and spouse fail to execute this Agreement (with Consent of Spouse) and return the executed Agreement (with Consent of Spouse) to the Company within 30 days of the Grant Date.

     19. Counterparts. This Agreement and any amendment hereto may be executed in several counterparts. All of such counterparts shall constitute one and the same agreement and shall become effective when a copy signed by each party has been delivered to the other party.

                  [Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by a duly authorized officer and Employee has hereunto set his or her hand.

                                       GEMSTAR-TV GUIDE INTERNATIONAL, INC.


                                       By:
                                          -------------------------------------

                                       Title:
                                             ----------------------------------


                                       EMPLOYEE

                                       ----------------------------------------
                                       Elsie Ma Leung

                                       ----------------------------------------
                                       (Address)

                                       ----------------------------------------
                                       (City, State, Zip Code)

                                CONSENT OF SPOUSE

In consideration of the execution of the foregoing Initial Stock Option Agreement by Gemstar-TV Guide International, Inc., I, _________________________, the spouse of the Employee herein named, do hereby join with my spouse in executing the foregoing Initial Stock Option Agreement and do hereby agree to be bound by all the terms and provisions thereof and of the SIP.

Dated as of the ____ of _____________, ______.        ------------------------
                                                      Signature of Spouse

                                    Exhibit B

                      GEMSTAR-TV GUIDE INTERNATIONAL, INC.

                          SECOND STOCK OPTION AGREEMENT

  THIS AGREEMENT dated as of ______________, ____, between Gemstar-TV Guide International, Inc., a Delaware corporation (the "Company"), and Elsie Ma Leung ("Employee").

                               W I T N E S S E T H

WHEREAS, pursuant to the Gemstar-TV Guide International, Inc. 1994 Stock Incentive Plan, as amended (the "SIP"), the Company has granted to Employee effective as of the ___________, ____ (the "Grant Date") three hundred thirty-three thousand three hundred thirty-three (333,333) nonqualified stock options to purchase authorized but unissued or treasury shares of the Company's Common Shares, $.01 par value, upon and subject to the terms and conditions set forth herein and in the SIP.

NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties agree as follows:

     1. Defined Terms. Capitalized terms shall have the meaning assigned to them herein. Where capitalized terms are not defined herein they shall have the meaning assigned to them in the SIP.

For purposes of this Agreement:

"Breach Event" shall have the meaning assigned to it under the New Employment Agreement.

"Breach Cure Period" shall have the meaning assigned to it under the New Employment Agreement.

"Common Share" shall have the meaning assigned to it under the Termination Agreement.

"For Cause Determination Period" shall have the meaning assigned to it under the New Employment Agreement.

"New Employment Agreement" shall mean the employment agreement between the Company and Employee dated as of _________, 2002.

"Termination Agreement" shall mean the termination agreement between the Company, Employee and Gemstar Development Corporation, a California corporation, dated as of _______, 2002.

     2. Grant of Option. Effective as of the Grant Date, this Agreement evidences the Company's grant to Employee, subject to the vesting provisions and restrictions set forth below, of three hundred thirty-three thousand three hundred thirty-three (333,333) nonqualified stock options (the "Options") under the SIP. Each Option shall represent the right to acquire one (1) Common

Share. The number, type and exercise price of the Options are subject to adjustment pursuant to Section 4.2 of the SIP.

The Options shall expire on the first to occur of (i) the close of business on the last business day of the Company coinciding with or immediately preceding the day before the tenth anniversary of the Grant Date or (ii) the termination of the Options pursuant to Section 6 of this Agreement or Section 4.2 of the SIP.

The exercise price per Common Share under each Option shall equal the Fair Market Value of a Common Share on the Grant Date (or as of the last trading day preceding the Grant Date if the Grant Date is not a trading day).

The Options are intended to be non-qualified stock options and not incentive stock options under Code Section 422.

     3.  Exercisability of Options. The Options shall vest as follows:

(i) one hundred eleven thousand one hundred eleven (111,111) Options shall vest on the Grant Date,

(ii) two hundred twenty-two thousand two hundred twenty-two (222,222) Options shall vest on the first business day immediately preceding the first anniversary of the Grant Date, and provided, however, that no Options shall vest after any (i) termination of Employee's employment pursuant to Section 4(c) or Section 4(g) of the New Employment Agreement or (ii) occurrence of any Breach Event which (if capable of cure) has not (together with all effects thereof) been fully cured by Employee within the Breach Cure Period;

     provided, further, that no Options shall vest during any Breach Cure Period (but if all Breach Events are cured during the corresponding Breach Cure Periods, any unvested Options scheduled to vest during such Breach Cure Periods shall be deemed to have vested as of the scheduled vesting date);

     provided, further, no Options shall vest during any For Cause Determination Period (but, in the event that the Company Board determines no termination for Cause has occurred or Employee is successful in challenging any purported termination under Section 4(c) of the New Employment Agreement, any Options scheduled to vest during such For Cause Determination Period shall be deemed to have vested as of the scheduled vesting date); and

     provided, further, and subject to the foregoing paragraphs, that if Employee's employment under the New Employment Agreement terminates as provided in Sections 4(a), 4(b), 4(d) or 4(f) of the New Employment Agreement, the Options shall be vested at such termination provided Employee (or, if deceased, her estate's legal representative) signs a general release of claims in a form provided by the Company which shall be substantially similar to Exhibit F of the New Employment Agreement. Subject to the execution of the aforementioned release, in the event of termination due to Section 4(b) of the New Employment Agreement, Employee's estate or Beneficiaries, as the case may be, shall be entitled to exercise all Options held by Employee at the time of her death for the balance of their term.

To the extent Employee does not purchase all or any part of the Common Shares under the Options exercisable and to which Employee is entitled, Employee has the right cumulatively thereafter to purchase any Common Shares not so purchased and such right shall continue until the Option terminates or expires. Fractional Common Share interests shall be disregarded, but may be cumulated. No fewer than 50 Common Shares may be purchased at any one time, unless the number purchased is the total number at the time available for purchase under the Option.

     4. Method of Exercise of Options. The Options shall be exercisable by the delivery to the Company of a written exercise notice in the form to be provided by Company, which shall state the number of Common Shares to be purchased pursuant to the Options. The purchase price of any Common Shares purchased on exercise of an Option shall be paid by Employee (or Employee's Personal Representative or Beneficiary, as the case may be) in full at the time of each purchase in one or a combination of the following methods: (i) in money, including by electronic funds transfer; (ii) by check payable to the order of the Company; (iii) to the extent permitted by applicable law, by a promissory note of Employee consistent with the requirements of Section 1.8 of the SIP, provided, however, that the Committee may in its absolute discretion limit Employee's ability to exercise an Option that is paid by a promissory note; or
(iv) to the extent permitted by and consistent with the Company's Certificate of Incorporation (as amended) and applicable law, by notice and third party payment in such manner as may be authorized by the Committee or by the delivery of Common Shares already owned by Employee, provided, however, that the Committee may in its absolute discretion limit Employee's ability to exercise an Option by delivering such Common Shares. Common Shares that are permitted to be used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise and shall have been beneficially owned by Employee for at least six months prior to such delivery.

In the event that the Company determines that the Company (or any affiliate or subsidiary of Company) is required to withhold any tax as a result of the issuance, vesting, exercise, payment or disposition of any Options, the tax withholding obligation shall be satisfied in accordance with the provisions and terms of Section 4.5 of the SIP.

Employee (or Employee's Beneficiary or Personal Representative) shall furnish any written statements required pursuant to Section 4.4 of the SIP.

     5. Continuance of Employment Required; No Employment Commitment. The vesting schedule requires continued service through each applicable vesting date as a condition to the vesting of the applicable installment of the Options and the rights and benefits under this Agreement. Service for less than the full portion of any vesting period, even if substantial, will not entitle Employee to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services as provided herein or under the SIP.

Nothing contained in this Agreement or the SIP constitutes an employment commitment by the Company, affects the termination provisions of Section 4 of the New Employment Agreement, confers upon Employee any right to remain employed by the Company or any Subsidiary, interferes in any way with the right of the Company or any Subsidiary at any time to terminate Employee's employment, or affects the right of the Company or any Subsidiary to increase or decrease Employee's other compensation.

     6.  Forfeiture.

All Options then unvested shall be automatically terminated and forfeited upon any (i) termination of Employee's employment pursuant to Section 4(c) or Section 4(g) of the New Employment Agreement or (ii) occurrence of any Breach Event which (if capable of cure) has not (together with all effects thereof) been fully cured by Employee within the Breach Cure Period. Notwithstanding anything herein to the contrary, in the event that Employee is successful in challenging any purported termination under Section 4(c) of the New Employment Agreement, any unvested Options that terminated due to such purported termination shall be deemed reinstated and vested upon the conclusion of such successful challenge.

     7. Change in Control Event. All Options referred to in this Agreement shall be subject to immediate vesting upon the occurrence of:

(i) a Change in Control Event (as defined below); and

(ii) the Company has not provided for either (A) the cash-out of such Options at their then fair market value, or (B) the continuation of such Options in an economically equivalent amount (e.g. replacement shares of restricted stock, options or stock units, based on a successor company's stock, provided that such replacement award will have substantially similar terms and conditions as the Options immediately prior to the Change in Control Event).

The term "Change in Control Event" shall have the meaning assigned to such term under SIP Section 5; provided, however, that the measurement period for determining a "Change in Control Event" under SIP Section 5.1(f)(5) shall not include the one-year period after the Effective Date and such measurement period shall only commence upon the first anniversary of the Effective Date.

     8.  Termination of Options Under Certain Events. As contemplated by Section
4.2 of the SIP, the Options may be terminated or rendered non-exercisable (to the extent they were not previously exercised) in certain circumstances, as described therein.

     9. Non-Transferability of Options. The Options and any other rights of Employee under this Agreement or the SIP are nontransferable and subject to extensive restrictions under Section 1.9 of the SIP. The Common Shares issuable on exercise of the Options are also subject to restrictions on transfer under
Section 1.10 of the SIP and to any and all repurchase or redemption rights of the Company that may be provided under its Certificate of Incorporation and Bylaws, as amended from time to time.

     10. Notices. Any notice to be given under the terms of this Agreement shall be in writing and addressed to the Company at its principal office and to Employee at the addresses given beneath their respective signatures hereon, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be deemed given only when received, but if Employee is no longer an Eligible Person, any notice to Employee shall be deemed to have been duly given when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government.

     11. Plan. The Options and all rights of Employee thereunder are subject to, and Employee agrees to be bound by, all of the terms and conditions of the provisions of the SIP, incorporated herein by this reference. In the event of a conflict or inconsistency between the terms and conditions of this Agreement, and the terms and conditions of the SIP, the terms and conditions of the SIP shall govern except as expressly set forth herein. In the event of a conflict or inconsistency between the terms and conditions of this Agreement and the terms and conditions of the New Employment Agreement, the terms and conditions of this Agreement shall govern. Employee acknowledges receipt of a copy of the SIP, which is made a part hereof by this reference, and agrees to be bound by the terms thereof. Unless otherwise expressly provided in other Sections of this Agreement, provisions of the SIP that confer discretionary authority on the Committee do not (and shall not be deemed to) create any rights in Employee, unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Committee so conferred by appropriate action of the Committee under the SIP after the date hereof.

     12. Entire Agreement. This Agreement, the Termination Agreement, the New Employment Agreement and the SIP together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The SIP and this Agreement may be amended pursuant to Section 4.6 of the SIP. Such amendment must be in writing and signed by the Company. The Company may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of Employee, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

     13. Severability. If a court of competent jurisdiction determines that any portion of this Agreement is in violation of any statute or public policy, then only the portions of this Agreement which violate such statute or public policy shall be stricken, and all portions of this Agreement which do not violate any statute or public policy shall continue in full force and effect. Further, it is the parties' intent that any court order striking any portion of this Agreement should modify the terms as narrowly as possible to give as much effect as possible to the intentions of the parties under this Agreement.

     14. California Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California.

     15. Privileges of Stock Ownership. Except as otherwise expressly authorized by the Committee or the SIP, Employee will not be entitled to any privilege of stock ownership as to any Common Shares not actually delivered to and held of record by Employee. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

     16. No Restriction on Corporate Powers. The existence of the SIP and/or the Options shall not affect or restrict in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company's capital stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

     17. Further Assurances. Each of the parties hereto shall use its reasonable and diligent best efforts to proceed promptly with the transactions contemplated herein, to fulfill the conditions precedent for such party's benefit or to cause the same to be fulfilled and to execute such further documents and other papers and perform such further acts as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated herein.

     18. Execution. The grant of Options hereunder shall be rendered ineffective if Employee and spouse fail to execute this Agreement (with Consent of Spouse) and return the executed Agreement (with Consent of Spouse) to the Company within 30 days of the Grant Date.

     19. Counterparts. This Agreement and any amendment hereto may be executed in several counterparts. All of such counterparts shall constitute one and the same agreement and shall become effective when a copy signed by each party has been delivered to the other party.

                  [Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by a duly authorized officer and Employee has hereunto set his or her hand.

                                            GEMSTAR-TV GUIDE INTERNATIONAL, INC.


                                            By:
                                               --------------------------------

                                            Title:
                                                  -----------------------------


                                            EMPLOYEE

                                            -----------------------------------
                                            Elsie Ma Leung

                                            -----------------------------------
                                            (Address)

                                            -----------------------------------
                                            (City, State, Zip Code)

                                CONSENT OF SPOUSE

In consideration of the execution of the foregoing Second Stock Option Agreement by Gemstar-TV Guide International, Inc., I, ________________________, the spouse of the Employee herein named, do hereby join with my spouse in executing the foregoing Second Stock Option Agreement and do hereby agree to be bound by all the terms and provisions thereof and of the SIP.

Dated as of the ____ of ____, ____.            ---------------------------
                                                   Signature of Spouse

                                    Exhibit C

DRAFT AMENDMENT TO THE 1994 STOCK INCENTIVE PLAN

Delete the last sentence of Section 1.9 and replace with:

          Except to the extent required by Sections 1.10 and 4.4 or by the Committee in the Award Agreement, the restrictions set forth herein shall not apply to (i) shares of Common Stock actually issued on exercise of any Options,
(ii) shares of Common Stock actually issued as payment for Stock Units or DERs, or (iii) Restricted Stock awards that have vested and otherwise satisfied the conditions that may be imposed by the Committee pursuant to Section 3.3.

Delete the last sentence of Section 3.2 and replace with:

          DERs shall be payable in cash, shares of Common Stock or other Awards and (to the extent permitted by law) may be subject to such conditions, not inconsistent with Section 162(m) of the Code (in the case of Options or other Awards intended to satisfy its conditions with respect to deductibility), as may be determined by the Committee.

Add new Section 3.3:

          3.3  Restricted Stock Awards.

          Restricted Stock represents awards made in Common Stock in which the shares granted may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, except upon passage of time, or upon satisfaction of other conditions, or both, in every case as provided by the Committee in its sole discretion (including, without limitation, Awards that may vest immediately). The Committee, in its sole discretion, shall determine the specific terms, conditions and provisions relating to each grant of Restricted Stock (including, without limitation, the extent to which the recipient of the Restricted Stock Award may have dividend and/or voting rights with respect to the shares subject to the Award prior to the time such shares become vested) as set forth in duly adopted rules or specific Award Agreements.

Delete the last sentence of Section 4.7 and replace with:

          Except as otherwise expressly authorized by the Committee or this Plan, no adjustment will be made for dividends or other shareholder rights for which a record date is prior to such date of delivery.

Delete Section 5.1(a) and replace with:

          (a) "Award" shall mean an award of any Option, Stock Unit, Restricted Stock award, or DER, or any combination thereof, whether alternative, sequential, or cumulative, authorized or granted under this Plan.

Add Section 5.1(gg):

         (gg) "Restricted Stock" means an award of Common Stock, the vesting of which is subject to vesting or other conditions pursuant to Section 3.3.


***********************************************

                                    Exhibit D

                      GEMSTAR-TV GUIDE INTERNATIONAL, INC.

                      EMPLOYMENT RESTRICTED STOCK AGREEMENT

     THIS AGREEMENT dated as of ___________, ____ between Gemstar-TV Guide International, Inc., a Delaware corporation (the "Company"), and Elsie Ma Leung ("Employee").

                               W I T N E S S E T H

WHEREAS, pursuant to the Gemstar-TV Guide International, Inc. 1994 Stock Incentive Plan, as amended (the "SIP"), the Company has granted to Employee effective as of the date hereof (i) two hundred nine thousand three hundred eight (209,308) shares of restricted stock under the SIP and (ii) the right to receive dividends on such restricted stock, if, when and as dividends are paid on the shares of Common Stock generally, in each case, upon and subject to the terms and conditions set forth herein and in the SIP.

NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties agree as follows:

     1. Defined Terms. Capitalized terms shall have the meaning assigned to them herein. Where capitalized terms are not defined herein they shall have the meaning assigned to them in the SIP.

For purposes of this Agreement:

"Breach Event" shall have the meaning assigned to it under the New Employment Agreement.

"Breach Cure Period" shall have the meaning assigned to it under the New Employment Agreement.

"Effective Date" shall have the meaning assigned to it under the New Employment Agreement.

"For Cause Determination Period" shall have the meaning assigned to it under the New Employment Agreement.

"New Employment Agreement" shall mean the employment agreement between the Company and Employee dated as of _________, 2002.

"Termination Agreement" shall mean the termination agreement between the Company, Employee and Gemstar Development Corporation, a California corporation, dated as of _______, 2002.

     2. Grant of Restricted Stock. Effective as of the date hereof, the Company hereby grants to Employee, subject to the vesting provisions and restrictions set forth below, two hundred nine thousand three hundred eight (209,308) shares of restricted stock (the "Grant Shares") under the SIP.

On behalf of herself and on behalf of her beneficiaries, estate and permitted assigns, Employee agrees:

     (i) to the terms, provisions and restrictions provided by this Agreement on any Restricted Property (as defined below) received with respect to the Grant Shares; and

     (ii) that Employee (or her beneficiaries, estate and permitted assigns) will not vote (nor assign, pledge or transfer the right to vote to any other party in any manner) with respect to the Grant Shares until such Grant Shares are vested.

Employee shall have the right to receive ordinary cash dividends (if, when and as ordinary cash dividends are paid on shares of Common Stock generally) with respect to any unforfeited Grant Shares held under this Agreement.

Employee shall have the right to receive any securities or other property (if, when and as such securities or properties are paid on shares of Common Stock generally) as a result of any dividend or other distribution (other than ordinary cash dividends), conversion or exchange with respect to any unforfeited Grant Shares held under this Agreement (such securities or other property shall be referred to herein as "Restricted Property"); provided, however, that such Restricted Property received with respect to such Grant Shares shall be subject to the terms and conditions of this Agreement. To the extent Restricted Property is received with respect of the Grant Shares, the Restricted Property will be subject to the restrictions set forth in this Agreement to the same extent as the Grant Shares to which such securities or other property relate and shall be held and accumulated for the benefit of Employee, but subject to such risks (including, but not limited to, the risk of forfeiture).

The Company shall issue a certificate or certificates for the Grant Shares, registered in the name of Employee, which certificate(s) shall be held by the Company until such Grant Shares shall have become vested or forfeited in accordance with this Agreement. The certificate(s) representing Grant Shares forfeited in accordance with this Agreement and any shares accumulated thereon and any other cash, rights or property (including Restricted Property) accumulated in respect thereof shall, upon such forfeiture, automatically revert to the Company. The certificate(s) representing Grant Shares (before such shares shall have become vested) shall bear the following legends and/or any other appropriate or required legends under applicable laws:

"OWNERSHIP OF THIS CERTIFICATE AND THE SHARES EVIDENCED BY THIS CERTIFICATE AND ANY INTEREST THEREIN ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFER UNDER APPLICABLE LAW AND UNDER AN AGREEMENT WITH THE CORPORATION, INCLUDING RESTRICTIONS ON SALE, ASSIGNMENT, TRANSFER, PLEDGE OR OTHER DISPOSITION, A COPY OF WHICH IS AVAILABLE FOR REVIEW AT THE OFFICE OF THE SECRETARY OF THE CORPORATION."

To the extent that a certificate evidencing the Grant Shares or any related Restricted Property is delivered to Employee prior to the vesting of such Grant Shares, Employee shall promptly redeliver such certificate(s) to the Company to be held by the Company pursuant to the terms hereof. Upon the occurrence of any forfeiture of Grant Shares (including any related Restricted Property), such forfeited Grant Shares (and related Restricted Property) shall be automatically transferred to the

Company, without any other action by Employee, or Employee's Personal Representative or Beneficiary, as the case may be. The Company may take any other action necessary or advisable to evidence such transfer. Employee, or Employee's Personal Representative or Beneficiary, as the case may be, shall deliver any additional documents of transfer that the Company may reasonably request to confirm such transfer. Without limiting the generality of the foregoing, Employee, by execution of this Agreement, shall be deemed to appoint the Company and each of its authorized representatives as Employee's attorney(s)-in-fact to effect any such transfer of unvested Grant Shares (and any related Restricted Property) and to execute such documents as the Company or such representatives deem necessary or advisable in connection with any such transfer.

Promptly after the vesting of the Grant Shares in accordance with the terms hereof, a certificate or certificates evidencing the number of Grant Shares that have vested shall be delivered to Employee (or, in the event of her death or disability, Employee's Personal Representative or Beneficiary). Employee or such other person shall deliver to the Company any representations or other documents or assurances required pursuant to Section 4.4 of the SIP.

Employee shall not sell, transfer, pledge, assign or otherwise alienate or hypothecate the Grant Shares or any Restricted Property in respect thereof until such Grant Shares are vested. Any sale or transfer, or purported sale or transfer, shall be null and void.

In the event that the Company determines that the Company (or any affiliate or subsidiary of Company) is required to withhold any tax as a result of the issuance, vesting, payment or disposition of any Grant Shares, the tax withholding obligation shall be satisfied in accordance with the provisions and terms of Section 4.5 of the SIP.

     3.   Vesting of Grant Shares. The Grant Shares shall vest as follows:

(i) sixty-nine thousand seven hundred seventy (69,770) Grant Shares shall vest on the first anniversary of the Effective Date,

(ii) sixty-nine thousand seven hundred sixty-nine (69,769) Grant Shares shall vest on the second anniversary of the Effective Date, and

(iii) sixty-nine thousand seven hundred sixty-nine (69,769) Grant Shares shall vest on the third anniversary of the Effective Date;

     provided, however, that no Grant Shares shall vest after any (i) termination of Employee's employment pursuant to Section 4(c) or Section 4(g) of the New Employment Agreement, or (ii) occurrence of any Breach Event which (if capable of cure) has not (together with all effects thereof) been fully cured by Employee within the Breach Cure Period;

     provided, further, that no Grant Shares shall vest during any Breach Cure Period (but if all Breach Events are cured during the corresponding Breach Cure Periods, any unvested Grant Shares scheduled to vest during such Breach Cure Periods shall be deemed to have vested as of the scheduled vesting date);

     provided, further, no Grant Shares shall vest during any For Cause Determination Period (but, in the event that the Company Board determines no termination for Cause has occurred or

Employee is successful in challenging any purported termination under Section 4(c) of the New Employment Agreement, any Grant Shares scheduled to vest during such For Cause Determination Period shall be deemed to have vested as of the scheduled vesting date); and

     provided, further, and subject to the foregoing paragraph, that if Employee's employment under the New Employment Agreement terminates as provided in Sections 4(a), 4(b), 4(d) or 4(f) of the New Employment Agreement, the Grant Shares shall be vested at such termination provided Employee (or, if deceased, her estate's legal representative) signs a general release of claims in a form provided by the Company which shall be substantially similar to Exhibit F of the New Employment Agreement.

     4. Continuance of Employment Required; No Employment Commitment. The vesting schedule requires continued service through each applicable vesting date as a condition to the vesting of the applicable installment of the Grant Shares and the rights and benefits under this Agreement. Service for less than the full portion of any vesting period, even if substantial, will not entitle Employee to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services as provided herein or under the SIP.

Nothing contained in this Agreement or the SIP constitutes an employment commitment by the Company, affects the termination provisions of Section 4 of the New Employment Agreement, confers upon Employee any right to remain employed by the Company or any Subsidiary, interferes in any way with the right of the Company or any Subsidiary at any time to terminate Employee's employment, or affects the right of the Company or any Subsidiary to increase or decrease Employee's other compensation.

     5.   Forfeiture.

All Grant Shares then unvested shall be automatically terminated and forfeited upon any (i) termination of Employee's employment pursuant to Section 4(c) or
Section 4(g) of the New Employment Agreement or (ii) occurrence of any Breach Event which (if capable of cure) has not (together with all effects thereof) been fully cured by Employee within the Breach Cure Period. Notwithstanding anything herein to the contrary, in the event that Employee is successful in challenging any purported termination under Section 4(c) of the New Employment Agreement, any unvested Grant Shares that terminated due to such purported termination shall be deemed reinstated and vested upon the conclusion of such successful challenge.

     6. Change in Control Event. All Grant Shares shall be subject to immediate vesting upon the occurrence of:

(i) a Change in Control Event (as defined below); and

(ii) the Company has not provided for either (A) the cash-out of such Grant Shares at their then fair market value, or (B) the continuation of such Grant Shares in an economically equivalent amount (e.g. replacement shares of restricted stock, options or stock units, based on a successor company's stock, provided that such replacement award will have substantially similar terms and conditions as the Grant Shares immediately prior to the Change in Control Event).

The term "Change in Control Event" shall have the meaning assigned to such term under SIP Section 5; provided, however, that the measurement period for determining a "Change in Control Event" under SIP Section 5.1(f)(5) shall not include the one-year period after the Effective Date and such measurement period shall only commence upon the first anniversary of the Effective Date.

     7.   Termination of Grant Shares Under Certain Events. As contemplated by
Section 4.2 of the SIP, the Grant Shares may be terminated in certain circumstances, as described therein.

     8. Non-Transferability of Grant Shares. Unvested Grant Shares and any other rights of Employee under this Agreement or the SIP are nontransferable and subject to extensive restrictions under Section 1.9 of the SIP and as set forth herein. The Grant Shares are also subject to restrictions on transfer under
Section 1.10 of the SIP and to any and all repurchase or redemption rights of the Company that may be provided under its Certificate of Incorporation and Bylaws, as amended from time to time.

     9. Notices. Any notice to be given under the terms of this Agreement shall be in writing and addressed to the Company at its principal office and to Employee at the addresses given beneath their respective signatures hereon, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be deemed given only when received, but if Employee is no longer an Eligible Person, any notice to Employee shall be deemed to have been duly given when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government.

     10. Plan. The Grant Shares and all rights of Employee thereunder are subject to, and Employee agrees to be bound by, all of the terms and conditions of the provisions of the SIP, incorporated herein by this reference. In the event of a conflict or inconsistency between the terms and conditions of this Agreement and the terms and conditions of the SIP, the terms and conditions of the SIP shall govern except as expressly set forth herein. In the event of a conflict or inconsistency between the terms and conditions of this Agreement, and the terms and conditions of the New Employment Agreement, the terms and conditions of this Agreement shall govern. Employee acknowledges receipt of a copy of the SIP, which is made a part hereof by this reference, and agrees to be bound by the terms thereof. Unless otherwise expressly provided in other Sections of this Agreement, provisions of the SIP that confer discretionary authority on the Committee do not (and shall not be deemed to) create any rights in Employee, unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Committee so conferred by appropriate action of the Committee under the SIP after the date hereof.

     11. Entire Agreement. This Agreement, the New Employment Agreement, the Termination Agreement and the SIP together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The SIP and this Agreement may be amended pursuant to Section 4.6 of the SIP. Such amendment must be in writing and signed by the Company. The Company may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of Employee, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

     12. Severability. If a court of competent jurisdiction determines that any portion of this Agreement is in violation of any statute or public policy, then only the portions of this Agreement which violate such statute or public policy shall be stricken, and all portions of this Agreement which do not violate any statute or public policy shall continue in full force and effect. Further, it is the parties' intent that any court order striking any portion of this Agreement should modify the terms as narrowly as possible to give as much effect as possible to the intentions of the parties' under this Agreement.

     13. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California.

     14. No Restriction on Corporate Powers. The existence of the SIP and/or the Grant Shares shall not affect or restrict in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company's capital stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

     15. Further Assurances. Each of the parties hereto shall use its reasonable and diligent best efforts to proceed promptly with the transactions contemplated herein, to fulfill the conditions precedent for such party's benefit or to cause the same to be fulfilled and to execute such further documents and other papers and perform such further acts as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated herein.

     16. Execution. The grant of Grant Shares hereunder shall be rendered ineffective if Employee and spouse fail to execute this Agreement (with Consent of Spouse) and return the executed Agreement (with Consent of Spouse) to the Company within 30 days of the date hereof.

     17. Counterparts. This Agreement and any amendment hereto may be executed in several counterparts. All of such counterparts shall constitute one and the same agreement and shall become effective when a copy signed by each party has been delivered to the other party.

                  [Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by a duly authorized officer and Employee has hereunto set his or her hand.

                                        GEMSTAR-TV GUIDE INTERNATIONAL, INC.



                                        By:
                                           ---------------------------------

                                        Title:
                                              ------------------------------


                                        EMPLOYEE

                                        ------------------------------------
                                        Elsie Ma Leung

                                        ------------------------------------
                                        (Address)

                                        ------------------------------------
                                        (City, State, Zip Code)

                                CONSENT OF SPOUSE

In consideration of the execution of the foregoing Employment Restricted Stock Agreement by Gemstar-TV Guide International, Inc., I,
________________________________, the spouse of Employee herein named, do hereby join with my spouse in executing the foregoing Employment Restricted Stock Agreement and do hereby agree to be bound by all the terms and provisions thereof and of the SIP.

Dated as of the ____ of ____________, ______.          -------------------------
                                                       Signature of Spouse

                                    Exhibit E

                      GEMSTAR-TV GUIDE INTERNATIONAL, INC.

                         EMPLOYMENT STOCK UNIT AGREEMENT

     THIS AGREEMENT dated as of ______, _____ between Gemstar-TV Guide International, Inc., a Delaware corporation (the "Company"), and Elsie Ma Leung ("Employee").

                               W I T N E S S E T H

WHEREAS, pursuant to the Gemstar-TV Guide International, Inc. 1994 Stock Incentive Plan, as amended (the "SIP"), the Company has granted to Employee effective as of the date hereof (i) two hundred nine thousand three hundred eight (209,308) Stock Units and (ii) Dividend Equivalent Rights ("DERs") representing the right to receive, if, when and as ordinary cash dividends are paid on the shares of Common Stock generally, an amount (of cash or other property) equal to the ordinary cash dividends that would be paid with respect to two hundred nine thousand three hundred eight (209,308) shares of Common Stock, in each case, upon and subject to the terms and conditions set forth herein and in the SIP.

NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties agree as follows:

     1. Defined Terms. Capitalized terms shall have the meaning assigned to them herein. Where capitalized terms are not defined herein they shall have the meaning assigned to them in the SIP.

For purposes of this Agreement:

"Breach Cure Period" shall have the meaning assigned to it under the New Employment Agreement.

"Breach Event" shall have the meaning assigned to it under the New Employment Agreement.

"Effective Date" shall have the meaning assigned to it under the New Employment Agreement.

"For Cause Determination Period" shall have the meaning assigned to it under the New Employment Agreement.

"New Employment Agreement" shall mean the employment agreement between the Company and Employee dated as of _________, 2002.

"Termination Agreement" shall mean the termination agreement between the Company, Employee and Gemstar Development Corporation, a California corporation, dated as of _______, 2002.

     2. Grant of Stock Units. Effective as of the date hereof, the Company hereby grants to Employee, subject to the vesting provisions and restrictions set forth below, two hundred nine thousand three hundred eight (209,308) Stock Units (the "Grant Shares") under the SIP. The number and type of Grant Shares are subject to adjustment pursuant to Section 4.2 of the SIP.

Employee shall be eligible for payment of Grant Shares at or following the vesting of such Grant Shares. The form of payment of Grant Shares shall only be in Company Common Stock and Employee shall be paid one share of Common Stock for each Grant Share.

Employee shall have no voting rights with respect to the Grant Shares until such Grant Shares are vested. Employee shall not sell, transfer, pledge, assign or otherwise alienate or hypothecate the Grant Shares. Any sale or transfer, or purported sale or transfer, shall be null and void.

If, when and as ordinary cash dividends are paid on shares of Common Stock generally, Employee shall be paid DERs equivalent to the ordinary cash dividends that would be paid with respect to Z shares of Common Stock where "Z" is the number of the unvested (and unforfeited) Grant Shares at the time of such ordinary cash dividend payment. Any DERs provided under this Agreement shall be paid in cash, shares of Common Stock or other Awards as may be determined by the Committee.

In the event that the Company determines that the Company (or any affiliate or subsidiary of Company) is required to withhold any tax as a result of the issuance, vesting, payment or disposition of any Grant Shares, the tax withholding obligation shall be satisfied in accordance with the provisions and terms of Section 4.5 of the SIP.

     3.   Vesting of Grant Shares. The Grant Shares shall vest as follows:

(i) sixty nine thousand seven hundred seventy (69,770) Grant Shares shall vest on the first anniversary of the Effective Date,

(ii) sixty nine thousand seven hundred sixty-nine (69,769) Grant Shares shall vest on the second anniversary of the Effective Date, and

(iii) sixty nine thousand seven hundred sixty-nine (69,769) Grant Shares shall vest on the third anniversary of the Effective Date;

     provided, however, that no Grant Shares shall vest after any (i) termination of Employee's employment pursuant to Section 4(c) or Section 4(g) of the New Employment Agreement, or (ii) occurrence of any Breach Event which (if capable of cure) has not (together with all effects thereof) been fully cured by Employee within the Breach Cure Period;

     provided, further, that no Grant Shares shall vest during any Breach Cure Period (but if all Breach Events are cured during the corresponding Breach Cure Periods, any unvested Grant Shares scheduled to vest during such Breach Cure Periods shall be deemed to have vested as of the scheduled vesting date);

     provided, further, no Grant Shares shall vest during any For Cause Determination Period (but, in the event that the Company Board determines no termination for Cause has occurred or Employee is successful in challenging any purported termination under Section 4(c) of the New Employment Agreement, any Grant Shares scheduled to vest during such For Cause Determination Period shall be deemed to have vested as of the scheduled vesting date); and
         provided, further, and subject to the foregoing paragraphs, that if Employee's employment under the New Employment Agreement terminates as provided in Sections 4(a), 4(b), 4(d) or 4(f) of the New Employment Agreement, the Grant Shares shall be vested at such termination provided Employee (or, if deceased, her estate's legal representative) signs a general release of claims in a form provided by the Company which shall be substantially similar to Exhibit F of the New Employment Agreement.

     4. Continuance of Employment Required; No Employment Commitment. The vesting schedule requires continued service through each applicable vesting date as a condition to the vesting of the applicable installment of the Grant Shares and the rights and benefits under this Agreement. Service for less than the full portion of any vesting period, even if substantial, will not entitle Employee to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services as provided herein or under the SIP.

Nothing contained in this Agreement or the SIP constitutes an employment commitment by the Company, affects the termination provisions of Section 4 of the New Employment Agreement, confers upon Employee any right to remain employed by the Company or any Subsidiary, interferes in any way with the right of the Company or any Subsidiary at any time to terminate Employee's employment, or affects the right of the Company or any Subsidiary to increase or decrease Employee's other compensation.

     5.   Forfeiture.

All Grant Shares then unvested shall be automatically terminated and forfeited upon any (i) termination of Employee's employment pursuant to Section 4(c) or
Section 4(g) of the New Employment Agreement, or (ii) occurrence of any Breach Event which (if capable of cure) has not (together with all effects thereof) been fully cured by Employee within the Breach Cure Period. Notwithstanding anything herein to the contrary, in the event that Employee is successful in challenging any purported termination under Section 4(c) of the New Employment Agreement, any unvested Grant Shares that terminated due to such purported termination shall be deemed reinstated and vested upon the conclusion of such successful challenge.

     6. Change in Control Event. All Grant Shares shall be subject to immediate vesting upon the occurrence of:

(i) a Change in Control Event (as defined below); and

(ii) the Company has not provided for either (A) the cash-out of such Grant Shares at their then fair market value, or (B) the continuation of such Grant Shares in an economically equivalent amount (e.g. replacement shares of restricted stock, options or stock units, based on a successor company's stock, provided that such replacement award will have substantially similar terms and conditions as the Grant Shares immediately prior to the Change in Control Event).

The term "Change in Control Event" shall have the meaning assigned to such term under SIP Section 5; provided, however, that the measurement period for determining a "Change in Control

Event" under SIP Section 5.1(f)(5) shall not include the one-year period after the Effective Date and such measurement period shall only commence upon the first anniversary of the Effective Date.

     7.   Termination of Grant Shares Under Certain Events. As contemplated by
Section 4.2 of the SIP, the Grant Shares may be terminated in certain circumstances, as described therein.

     8. Non-Transferability of Grant Shares. The Grant Shares and any other rights of Employee under this Agreement or the SIP are nontransferable and subject to extensive restrictions under Section 1.9 of the SIP and as set forth herein. The Common Stock issuable on the Grant Shares are also subject to restrictions on transfer under Section 1.10 of the SIP and to any and all repurchase or redemption rights of the Company that may be provided under its Certificate of Incorporation and Bylaws, as amended from time to time.

     9. Notices. Any notice to be given under the terms of this Agreement shall be in writing and addressed to the Company at its principal office and to Employee at the addresses given beneath their respective signatures hereon, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be deemed given only when received, but if Employee is no longer an Eligible Person, any notice to Employee shall be deemed to have been duly given when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government.

     10. Plan. The Grant Shares, DERs and all rights of Employee thereunder are subject to, and Employee agrees to be bound by, all of the terms and conditions of the provisions of the SIP, incorporated herein by this reference. In the event of a conflict or inconsistency between the terms and conditions of this Agreement, and the terms and conditions of the SIP, the terms and conditions of the SIP shall govern except as expressly set forth herein. In the event of a conflict or inconsistency between the terms and conditions of this Agreement, and the terms and conditions of the New Employment Agreement, the terms and conditions of this Agreement shall govern. Employee acknowledges receipt of a copy of the SIP, which is made a part hereof by this reference, and agrees to be bound by the terms thereof. Unless otherwise expressly provided in other Sections of this Agreement, provisions of the SIP that confer discretionary authority on the Committee do not (and shall not be deemed to) create any rights in Employee, unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Committee so conferred by appropriate action of the Committee under the SIP after the date hereof.

     11. Entire Agreement. This Agreement, the New Employment Agreement, the Termination Agreement and the SIP together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The SIP and this Agreement may be amended pursuant to Section 4.6 of the SIP. Such amendment must be in writing and signed by the Company. The Company may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of Employee, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

     12. Severability. If a court of competent jurisdiction determines that any portion of this Agreement is in violation of any statute or public policy, then only the portions of this Agreement which violate such statute or public policy shall be stricken, and all portions of this Agreement which do not violate any statute or public policy shall continue in full force and effect. Further, it is the parties' intent that any court order striking any portion of this Agreement should modify the terms as narrowly as possible to give as much effect as possible to the intentions of the parties under this Agreement.

     13. California Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California.

     14. Privileges of Stock Ownership. Except as otherwise expressly authorized by the Committee or the SIP, Employee will not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by Employee. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

     15. No Restriction on Corporate Powers. The existence of the SIP, DERs and/or the Grant Shares shall not affect or restrict in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company's capital stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

     16. Further Assurances. Each of the parties hereto shall use its reasonable and diligent best efforts to proceed promptly with the transactions contemplated herein, to fulfill the conditions precedent for such party's benefit or to cause the same to be fulfilled and to execute such further documents and other papers and perform such further acts as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated herein.

     17. Execution. The grant of Grant Shares hereunder shall be rendered ineffective if Employee and spouse fail to execute this Agreement (with Consent of Spouse) and return the executed Agreement (with Consent of Spouse) to the Company within 30 days of the date hereof.

     18. Counterparts. This Agreement and any amendment hereto may be executed in several counterparts. All of such counterparts shall constitute one and the same agreement and shall become effective when a copy signed by each party has been delivered to the other party.

                  [Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by a duly authorized officer and Employee has hereunto set his or her hand.

                                        GEMSTAR-TV GUIDE INTERNATIONAL, INC.


                                        By:
                                            --------------------------------
                                        Title:
                                               -----------------------------


                                        EMPLOYEE

                                        ------------------------------------
                                        Elsie Ma Leung

                                        ------------------------------------
                                        (Address)

                                        ------------------------------------
                                        (City, State, Zip Code)

                                CONSENT OF SPOUSE

In consideration of the execution of the foregoing Employment Stock Unit Agreement by Gemstar-TV Guide International, Inc., I, _______________________________, the spouse of the Employee herein named, do hereby join with my spouse in executing the foregoing Employment Stock Unit Agreement and do hereby agree to be bound by all the terms and provisions thereof and of the SIP.


Dated as of the ____ of ____, ____.         ------------------------
                                            Signature of Spouse

                                    Exhibit F

                        SEPARATION AGREEMENT AND RELEASE

          This Separation Agreement and Release (hereinafter this "Agreement") is made and entered into by and between ___________ (hereinafter, "Employee") and Gemstar - TV Guide International, Inc., a Delaware corporation (hereinafter, the "Company").

          1. Employee's employment by the Company has terminated [or will terminate] on __________________ (hereinafter, the "Termination Date").

          2. Pursuant to the terms of that certain Employment Agreement dated as of November __, 2002 between the Company and Employee (hereinafter, the "Employment Agreement"), Employee is required to execute this Agreement in order to obtain certain benefits under the Employment Agreement.

          3. To the fullest extent permitted by law, Employee hereby RELEASES and COVENANTS NOT TO SUE the Company, its parents, subsidiaries, affiliates, predecessors, successors, assigns, its or their employee benefit plans, trustees, fiduciaries and administrators, and any and all of its and their respective past or present officers, directors, partners, insurers, agents, representatives, attorneys and employees (all collectively included in the term the "Company" for purposes of this Agreement ), from any and all claims, demands or causes of action, known or unknown, based on any events or circumstances relating to his employment at the Company or any subsidiary of the Company and arising or occurring prior to and including the date of Employee's execution of this Agreement, which Employee, his heirs, executors, administrators, agents, attorneys, representatives or assigns (all collectively included in the term "Employee" for purposes of this release and covenant not to sue), has, had or may have against the Company under Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Americans With Disabilities Act, the Age Discrimination in Employment Act, the Employee Retirement Income Security Act, the Family and Medical Leave Act, Executive Order No. 11246, 42 U.S.C. Section 1981, and all other federal, state and local statutes or ordinances,, any claims that his employment was unlawfully terminated, any rights to severance pay or benefits (other than as provided for in the Employment Agreement or that certain Termination Agreement dated as of November __ 2002 between the Company, Gemstar Development Corporation and Employee), and any rights of continued employment, reinstatement or reemployment by the Company, PROVIDED, HOWEVER, Employee is not waiving, releasing or giving up any rights Employee may have (i) to test the knowing and voluntary nature of this Agreement under The Older Workers Benefit Protection Act, (ii) to workers' compensation benefits, (iii) to vested benefits under any qualified pension or savings plan, (iv) to continued benefits in accordance with the Consolidated Omnibus Budget Reconciliation Act of 1985, or
(v) to unemployment insurance.

          4. Employee agrees and acknowledges that he was hereby informed by the Company in writing to consult with an attorney and that he had at least 21 days to consider this Agreement; that he has entered into this Agreement knowingly and voluntarily with full understanding of its terms and after having had the opportunity to seek and receive advice from counsel of his choosing; and that he has had a reasonable period of time within which to consider this Agreement. Employee represents that he has not filed a complaint, charge or claim with any court or governmental agency against the Company with respect to any claim released hereby and has not assigned any such claim against the Company to any person or entity.

          5. Employee expressly waives and relinquishes all rights and benefits afforded by Section 1542 of the Civil Code of the State of California with respect to the releases provided herein, and does so understanding and acknowledging the significance of such specific waiver of Section 1542. Section 1542 of the Civil Code of the State of California states as follows:

          "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

Thus, notwithstanding the provisions of Section 1542, and for the purpose of implementing the releases provided herein, Employee expressly acknowledges that this Agreement is intended to include in its effect, without limitation other than the express limitations set forth herein, all claims of the kind released hereby even if he does not know or suspect such claim to exist in his favor at the time of execution hereof, and that this Agreement contemplates the extinguishment of any such claims. Employee acknowledges and agrees that the foregoing waiver of the provisions of Section 1542 has been expressly bargained for by each of the parties in the negotiation of this Agreement.

          6.   [This Section 6 is intentionally left blank]

          7. Employee may accept this Agreement by delivering an executed copy of this Agreement on or after the Termination Date and on or before _______________________, in the manner described in Section 10(b), "Notices," of the Employment Agreement.

          8. Employee may revoke this Agreement within seven (7) days after it is executed by Employee by delivering a written notice of revocation in the manner described in Section 10(b), "Notices," of the Employment Agreement, no later than the close of business on the seventh (7th) calendar day after this Agreement was signed by Employee. This Agreement will not become effective or enforceable until the eighth (8th) calendar day after Employee signs. If Employee revokes this Agreement, the parties shall have no obligations under this Agreement.

          9. This Agreement does not constitute and shall not be construed as an admission by the Company that it has violated any law, interfered with any rights, breached any obligation or otherwise engaged in any improper or illegal conduct with respect to Employee, and the Company expressly denies that it has engaged in any such conduct.

          10. If any provision, section, subsection or other portion of this Agreement shall be determined by any court of competent jurisdiction to be invalid, illegal or unenforceable in whole or in part, and such determination shall become final, such provision or portion shall be deemed to be severed or limited, but only to the extent required to render the remaining provisions and portion of this Agreement enforceable. This Agreement as thus amended shall be enforced so as to give effect to the intention of the parties insofar as that is possible. In addition, the parties hereby expressly empower a court of competent jurisdiction to modify any term or provision of this Agreement to the extent necessary to comply with existing law and to enforce this Agreement as modified.

          11. Employee hereby agrees and acknowledges that he has carefully read this Agreement, fully understands what this Agreement means, and is signing this Agreement knowingly and voluntarily, and that Employee has not relied on any statement by anyone associated with the Company that is not contained in this Agreement in deciding to sign this Agreement.

          12. This Agreement, the legal relations between the parties and any action, whether contractual or non-contractual, instituted by any party with respect to matters arising under or growing out of or in connection with or in respect of this Agreement, the relationship of the parties or the subject matter hereof shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and performed in such State and without regard to conflicts of law doctrines.

          13. All disputes arising under this Agreement shall be resolved pursuant to Section 10(f) of the Employment Agreement.

                  [Remainder of page intentionally left blank]

     WHEREFORE, the parties have executed this Agreement on the date or dates set forth below.

EMPLOYEE:                                      GEMSTAR - TV GUIDE INTERNATIONAL,
                                               INC.

[_____________________]                        By:
                                                     ---------------------------
                                               Name:
                                                     ---------------------------
Date:                                          Title:
      ---------------------------                    ---------------------------

                                               Date:
                                                     ---------------------------
                                       -4-

                                   APPENDIX A

The terms and conditions provided under this Appendix A (including, without limitation, the Section 3(c) and related exhibits) shall have no effect unless and until as provided for under Section 3(d) of the Agreement.

     (c)   Equity Awards.

           (i) Subject to receiving the requisite stockholder approval, the Company shall cause the SIP to be amended (the "SIP Amendment") to provide for awards of restricted stock, such amendment to be substantially in the form attached hereto as Exhibit A. The Company shall schedule an annual or special stockholders' meeting of the Company to occur as soon as reasonably practicable after the Effective Date (the "Stockholder Meeting"); provided, however, the parties acknowledge that the SIP Amendment will not be submitted for stockholder approval at the informational stockholder meeting expected to be scheduled in either November or December of 2002. At the Stockholder Meeting, the Company shall submit the SIP Amendment for stockholder approval.

           (ii) If the SIP Amendment is approved by the Company stockholders, the Company shall issue:

     (1) on the date of the Stockholder Meeting or as soon as reasonably practicable thereafter (the "Initial Grant Date"), two hundred nine thousand three hundred eight (209,308) shares of restricted stock under the SIP to Employee in accordance with the terms and conditions set forth in the Initial Employment Restricted Stock Agreement attached hereto as Exhibit B;

     (2) on the first anniversary of the Effective Date or as soon as reasonably practicable thereafter, two hundred three thousand eight hundred forty-six (203,846) shares of restricted stock under the SIP to Employee in accordance with the terms and conditions set forth in the Second Employment Restricted Stock Agreement attached hereto as
         Exhibit C; and

     (3) on the second anniversary of the Effective Date or as soon as reasonably practicable thereafter, two hundred three thousand eight hundred forty-five (203,845) shares of restricted stock under the SIP to Employee in accordance with the terms and conditions set forth in the Third Employment Restricted Stock Agreement attached hereto as Exhibit D.

     Such shares of restricted stock shall be issued in certificates of such denominations as Employee may request.

           (iii) If the SIP Amendment is not approved by the Company stockholders, the Company shall grant:

     (1) on the date of the Stockholder Meeting or as soon as reasonably practicable thereafter (the "Initial Grant Date"), to Employee under the SIP two hundred nine thousand three hundred eight (209,308) Stock Units and Dividend Equivalent Rights representing the right to receive, if, when and as ordinary cash dividends are paid on the Company's Common Stock (the "Common Shares") generally, an amount (of cash or other property) equal to the ordinary cash dividends that would be paid with respect to two hundred nine thousand three hundred eight (209,308) Common Shares, in each case in accordance with the terms and conditions set forth in the Initial Employment Stock Unit Agreement attached hereto as Exhibit E;

     (2) on the first anniversary of the Effective Date or as soon as reasonably practicable thereafter, to Employee under the SIP (i) two hundred three thousand eight hundred forty-six (203,846) Stock Units and (ii) Dividend Equivalent Rights representing the right to receive, if, when and as ordinary cash dividends are paid on the Common Shares generally, an amount (of cash or other property) equal to the ordinary cash dividends that would be paid with respect to two hundred three thousand eight hundred forty-six (203,846) Common Shares, in each case in accordance with the terms and conditions set forth in the Second Employment Stock Unit Agreement attached hereto as Exhibit F; and

     (3) on the second anniversary of the Effective Date or as soon as reasonably practicable thereafter, to Employee under the SIP (i) two hundred three thousand eight hundred forty-five (203,845) Stock Units and (ii) Dividend Equivalent Rights representing the right to receive, if, when and as ordinary cash dividends are paid on the Common Shares generally, an amount (of cash or other property) equal to the ordinary cash dividends that would be paid with respect to two hundred three thousand eight hundred forty-five (203,845) Common Shares, in each case in accordance with the terms and conditions set forth in the Third Employment Stock Unit Agreement attached hereto as Exhibit G.

           (iv) If the SIP Amendment is approved by the Company stockholders at the Stockholder Meeting, with respect to those shares of restricted stock granted under Sections 3(c)(ii)(1) or 3(c)(ii)(2) or 3(c)(ii)(3), as the case may be, for which Employee makes a valid election within 30 days after the applicable Share Grant Date (as defined herein) under Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"), (the "83(b) Shares"), the Company shall pay Employee within five business days after the Company's receipt from Employee of evidence of such valid election, or as soon as reasonably practicable thereafter, an amount in cash (subject to applicable withholding) equal to X multiplied by Y multiplied by Z divided by W (the "83(b) Payment"), where:

                  X is the number of 83(b) Shares with respect to such Share Grant Date;

                  Y is the excess, if any, of the Maximum Share Price (as defined herein) over the Company Share Price (as defined herein) on the Effective Date;

                  Z is equal to the difference between (i) the lowest Federal long term capital gain rate and (ii) the sum of the highest marginal Federal income tax rate and highest marginal state income tax rate applicable to a California resident (adjusted for any applicable state tax deduction under Federal income tax laws)(this calculation shall be determined using those rates applicable in the year of such Share Grant Date); and

                  W is equal to (i) one (1) minus (ii) the amount equal to the sum of the highest marginal Federal income tax rate and highest marginal state income tax rate applicable to a California resident (adjusted for any applicable state tax deduction under Federal income tax laws)(this calculation shall be determined using those rates applicable in the year of such Share Grant Date).

     The "Company Share Price" on any date shall be the Fair Market Value (as such term is defined in the SIP) for one Common Share on such date. The "Trading Period" shall be the period beginning on the Effective Date until the close of business on the thirtieth Trading Day (as defined herein) following the Effective Date. The term "Trading Day" shall mean any day on which the Company's Common Stock is traded on a national securities exchange on which such Company Common Stock is listed or admitted to trade; provided, however, that if the Company's Common Stock is not listed or admitted to trade on any national securities exchange, the term "Trading Day" shall mean any business day. The "Maximum Share Price" shall be the lesser of (i) the highest Company Share Price of any date within the Trading Period or (ii) the Company Share Price on the applicable Share Grant Date or Stock Unit Grant Date, as the case may be. Notwithstanding anything herein to the contrary, no payment shall be made under this Section 3(c)(iv) if the Company Share Price on the Effective Date exceeds the Maximum Share Price. To the extent Company makes any payments to satisfy any tax withholding obligation relating to a Section 83(b) election (with respect to those shares of restricted stock granted under Sections 3(c)(ii)(1) or 3(c)(ii)(2) or 3(c)(ii)(3), as the case may be) above prior to paying the applicable 83(b) Payment, such 83(b) Payment (to the extent possible) shall be reduced by such payments made by the Company to satisfy such tax withholding obligation, and, except as provided in the immediately following sentence, in no event shall Employee be required to reimburse the Company for such tax withholding obligation until such 83(b) Payment is made to Employee. If such 83(b) Payment is insufficient to repay such payments made by the Company to satisfy such tax withholding obligation, Employee shall pay the Company an amount in cash equal to the amount of deficiency on such date such 83(b) Payment would have been made (if not for the deduction of the prior sentence).

     The term "Share Grant Date" shall mean the date such shares of restricted stock are granted to Employee. The term "Intended Grant Date" shall mean: (i) with respect to shares of restricted stock granted to Employee under Section 3(c)(ii)(1), the Effective Date; (ii) with respect to shares of restricted stock granted to Employee under Section 3(c)(ii)(2), the earlier of the first anniversary of the Effective Date or the date such shares are granted; and (iii) with respect to shares of restricted stock granted to Employee under Section 3(c)(ii)(3), the earlier of the second anniversary of the Effective Date or the date such shares are granted.

           Notwithstanding anything herein to the contrary, no 83(b) Payment shall be made with respect to shares of restricted stock granted to Employee under Sections 3(c)(ii)(2) or 3(c)(ii)(3) if (i) the applicable Share Grant Date is the same as the corresponding Intended Grant Date for such shares of restricted stock or (ii) such shares of restricted stock are granted after the Initial Grant Date.

           (v) If the SIP Amendment is not approved by the Company stockholders at the Stockholder Meeting, the Company shall pay Employee, on each Stock Unit vesting date, or as soon as reasonably practicable thereafter, an amount in cash (subject to applicable withholding) equal to X multiplied by Y multiplied by Z divided by W (the "Stock Unit Payment"), where:

                  X is number of Stock Units that vest on the applicable Stock Unit vesting date;

                  Y is the excess, if any, of the Maximum Share Price over the Company Share Price on the Effective Date;

                  Z is equal to the difference between (i) the lowest Federal long term capital gain rate and (ii) the sum of the highest marginal Federal income tax rate and highest marginal state income tax rate applicable to a California resident (adjusted for any applicable state tax deduction available under Federal income tax laws)(this calculation shall be determined using those rates applicable in the year of the Stock Unit vesting date in question); and

                  W is equal to (i) one (1) minus (ii) the amount equal to the sum of the highest marginal Federal income tax rate and highest marginal state income tax rate applicable to a California resident (adjusted for any applicable state tax deduction available under Federal income tax laws)(this calculation shall be determined using those rates applicable in the year of the Stock Unit vesting date in question).

           The term "Stock Unit Grant Date" shall refer to the date the applicable Stock Units are granted to Employee. Notwithstanding anything herein to the contrary, no payment shall be made under this Section 3(c)(v) if the Company Share Price on the Effective Date exceeds the Maximum Share Price. To the extent that the Company has any tax withholding obligation relating to the Stock Units (or payment of such Stock Units) that vest on the applicable Stock Unit vesting date, the Company may reduce (to the extent possible) the Stock Unit Payment to the extent of such tax withholding obligation and, except as provided in the immediately following sentence, in no event shall Employee be required to reimburse the Company for such tax withholding obligation until the Stock Unit Payment is made to Employee. If the Stock Unit Payment is insufficient to repay such payments made by the Company to satisfy such tax withholding obligation, Employee shall pay the Company an amount in cash equal to the amount of deficiency on such date the Stock Unit Payment would have been made (if not for the deduction of the prior sentence). To the extent any payments to be made under this Section 3(c)(v) are accelerated due to Employee's employment under this Agreement terminating as provided in Sections 4(a), 4(b), 4(d) or 4(f), such payments shall be contingent on Employee (or, if deceased, his estate's legal representative) signing a general release of claims in a form provided by the Company which shall be substantially similar to Exhibit H.

           (vi) The number and type of shares set forth above with respect to any restricted stock, Stock Units or Dividend Equivalent Rights (the "Equity Awards") provided under this Section 3, and applicable share prices for purposes of Sections 3(c)(iv) and 3(c)(v), shall be proportionately adjusted by the Company to the extent (if any) necessary to account for, and preserve the intended level of benefits following, any extraordinary dividend or other extraordinary distribution in respect of the outstanding Common Shares (to the extent paid in the form of Common Shares, or other equity securities), or any recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, exchange of Common Shares, or similar extraordinary event, in each case to the extent such event affects the outstanding Common Shares.

           (vii) The Company represents and warrants that, as of the dates that grants of restricted stock or Stock Units, as the case may be, are made under this Section 3(c), there will be sufficient Common Shares available under the SIP to permit such grants to be issued thereunder.

           (viii) Notwithstanding any provision herein or in the Initial Employment Restricted Stock Agreement, Second Employment Restricted Stock Agreement, Third Employment Restricted Stock Agreement, Initial Employment Stock Unit Agreement, Second Employment Stock Unit Agreement Stock, Third Employment Stock Unit Agreement or SIP to the contrary, no Equity Awards shall be granted under this Section 3 after any (i) termination of Employee's employment pursuant to Sections 4(c) or 4(g) of this Agreement prior to the grant of such Equity Awards, or (ii) occurrence of any Breach Event (as defined below) which (if capable of cure) has not (together with all effects thereof) been fully cured by Employee within thirty (30) days after receipt of written notice from the Company of such Breach Event (the "Breach Cure Period"); provided, however, no Equity Awards shall be granted during any Breach Cure Period (but if all Breach Events are cured during the corresponding Breach Cure Periods, any Equity Awards scheduled to be granted during such Breach Cure Periods shall be deemed to have been granted as of the scheduled grant date); provided, further, no Equity Awards shall be granted during any For Cause Determination Period (as defined herein) (but, in the event that the Company Board determines no termination for Cause has occurred or Employee is successful in challenging any purported termination under Section 4(c), any Equity Awards scheduled to be granted during such For Cause Determination Period shall be deemed to have been granted as of the scheduled grant date). The term "Breach Event" shall mean any (i) breach by Employee of Employee of Section 13 of the Termination Agreement or (ii) material breach by Employee of Sections 6, 8, 10(g) or 10(h) of this Agreement. The determination that a Breach Event has occurred shall be made by the Company Board and following such determination, written notice of such Breach Event shall be provided to Employee by the Company Board or any proper officer of the Company. Employee agrees that, in her capacity as a Company Board member, she shall not vote on such a determination nor shall she vote on any Company Board determination that a Breach Event (as such term is defined in Henry Yuen's employment agreement with the Company of even date hereof) has occurred with respect to Henry Yuen. Any disputes related to this Section 3(c)(viii) shall be resolved pursuant to Section 10(f).

           (ix) Subject to Section 3(c)(viii) above, if Employee's employment terminates under Sections 4(a), 4(b), 4(d) or 4(f) prior to the granting of any Equity Awards required under Sections 3(c)(ii)(1) or 3(c)(iii)(1) of this Agreement, such Equity Awards not yet granted shall be granted to Employee as provided in such Sections and shall be immediately vested in full upon grant.

           (x) Subject to Section 3(c)(viii) above, if Employee's employment terminates under Sections 4(a), 4(b), 4(d) or 4(f) prior to the granting of any Equity Awards required under Sections 3(c)(ii)(2), 3(c)(ii)(3), 3(c)(iii)(2), or 3(c)(iii)(3) of this Agreement, such Equity Awards not yet granted shall be granted to Employee on the later of (i) the Initial Grant Date or (ii) the date of termination of Employee's employment, and shall be immediately vested in full upon grant.

           (xi) Subject to Section 3(c)(viii) above, in the event of a Change in Control Event, as defined under Section 6 of the Initial Employment Restricted Stock Agreement, the Company shall grant any Equity Award required under Sections 3(c)(ii)(2), 3(c)(ii)(3), 3(c)(iii)(2), or 3(c)(iii)(3) of this Agreement (and not already granted) on the later of (i) Initial Grant Date, or
(ii) the date of the Change in Control Event, but only if the Company (or a successor thereto) has failed to provide for the cash-out of such grants, or the continuation of such grants in an economically equivalent amount (as provided under Section 6 of the Initial Employment Restricted Stock Agreement).

           (xii) In the event of a conflict or inconsistency between the terms and conditions of this Agreement and the terms and conditions of the agreement evidencing any Equity Award, the terms and conditions of the agreement evidencing such Equity Award shall govern. In the event of a conflict or inconsistency between the terms and conditions of this Agreement and the terms and conditions of the SIP, the terms and conditions of the SIP shall govern.

           (xiii) Notwithstanding any provisions herein to the contrary, to the extent any Equity Award required hereunder is made on a post-employment basis (such basis being with respect to Employee), the grant of such Equity Award shall, to the extent required by applicable law, be contingent upon the recipient making a valid representation that such recipient is an accredited investor under Regulation D of the Securities Act of 1933, as amended.

           (xiv) With respect to any Equity Awards issued to Employee pursuant to this Agreement, to the extent the Company is eligible to file a Registration Statement on Form S-8, the Company shall take all steps reasonably necessary to maintain the effectiveness of the Company's current Registration Statements on Form S-8.

           (xv) The Company and Employee agree that the Company shall not (A) grant to Employee any stock options under the SIP or under any other arrangement prior to the date that is six months and one day after the Effective Date, or if such day is not a business day, on the next succeeding business day, or (B) accelerate any stock option grant contemplated by any other arrangement prior to the date that is six months and one day after the Effective Date, or if such day is not a business day, on the next succeeding business day. Employee hereby represents that, except for the June 20, 2002 grant of stock options (representing 750,000 options), she has not received any grant of options or other equity-based compensation within the 6 month period preceding the Effective Date. Nothing in this Section 3(c)(xv) shall prevent the vesting of stock options contemplated by Section 3(b) of the Termination Agreement nor shall the vesting of such stock options violate this Section 3(c)(xv).

                                    Exhibit A

DRAFT AMENDMENT TO THE 1994 STOCK INCENTIVE PLAN

Delete the last sentence of Section 1.9 and replace with:

           Except to the extent required by Sections 1.10 and 4.4 or by the Committee in the Award Agreement, the restrictions set forth herein shall not apply to (i) shares of Common Stock actually issued on exercise of any Options,
(ii) shares of Common Stock actually issued as payment for Stock Units or DERs, or (iii) Restricted Stock awards that have vested and otherwise satisfied the conditions that may be imposed by the Committee pursuant to Section 3.3.

Delete the last sentence of Section 3.2 and replace with:

           DERs shall be payable in cash, shares of Common Stock or other Awards and (to the extent permitted by law) may be subject to such conditions, not inconsistent with Section 162(m) of the Code (in the case of Options or other Awards intended to satisfy its conditions with respect to deductibility), as may be determined by the Committee.

Add new Section 3.3:

           3.3      Restricted Stock Awards.

                    Restricted Stock represents awards made in Common Stock in which the shares granted may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, except upon passage of time, or upon satisfaction of other conditions, or both, in every case as provided by the Committee in its sole discretion (including, without limitation, Awards that may vest immediately). The Committee, in its sole discretion, shall determine the specific terms, conditions and provisions relating to each grant of Restricted Stock (including, without limitation, the extent to which the recipient of the Restricted Stock Award may have dividend and/or voting rights with respect to the shares subject to the Award prior to the time such shares become vested) as set forth in duly adopted rules or specific Award Agreements.

Delete the last sentence of Section 4.7 and replace with:

           Except as otherwise expressly authorized by the Committee or this Plan, no adjustment will be made for dividends or other shareholder rights for which a record date is prior to such date of delivery.

Delete Section 5.1(a) and replace with:

           (a) "Award" shall mean an award of any Option, Stock Unit, Restricted Stock award, or DER, or any combination thereof, whether alternative, sequential, or cumulative, authorized or granted under this Plan.

Add Section 5.1(gg):

           (gg) "Restricted Stock" means an award of Common Stock, the vesting of which is subject to vesting or other conditions pursuant to Section 3.3.

***********************************************

                                    Exhibit B

                      GEMSTAR-TV GUIDE INTERNATIONAL, INC.

                  INITIAL EMPLOYMENT RESTRICTED STOCK AGREEMENT

  THIS AGREEMENT dated as of ___________, ____ between Gemstar-TV Guide International, Inc., a Delaware corporation (the "Company"), and Elsie Ma Leung ("Employee").

                               W I T N E S S E T H

WHEREAS, pursuant to the Gemstar-TV Guide International, Inc. 1994 Stock Incentive Plan, as amended (the "SIP"), the Company has granted to Employee effective as of the date hereof (i) two hundred nine thousand three hundred eight (209,308) shares of restricted stock under the SIP and (ii) the right to receive dividends on such restricted stock, if, when and as dividends are paid on the shares of Common Stock generally, in each case, upon and subject to the terms and conditions set forth herein and in the SIP.

NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties agree as follows:

     1. Defined Terms. Capitalized terms shall have the meaning assigned to them herein. Where capitalized terms are not defined herein they shall have the meaning assigned to them in the SIP.

For purposes of this Agreement:

"Breach Event" shall have the meaning assigned to it under the New Employment Agreement.

"Breach Cure Period" shall have the meaning assigned to it under the New Employment Agreement.

"Effective Date" shall have the meaning assigned to it under the New Employment Agreement.

"For Cause Determination Period" shall have the meaning assigned to it under the New Employment Agreement.

"New Employment Agreement" shall mean the employment agreement between the Company and Employee dated as of _________, 2002.

"Termination Agreement" shall mean the termination agreement between the Company, Employee and Gemstar Development Corporation, a California corporation, dated as of _______, 2002.

     2. Grant of Restricted Stock. Effective as of the date hereof, the Company hereby grants to Employee, subject to the vesting provisions and restrictions set forth below, two hundred nine thousand three hundred eight (209,308) shares of restricted stock (the "Grant Shares") under the SIP.

On behalf of herself and on behalf of her beneficiaries, estate and permitted assigns, Employee agrees:

     (i) to the terms, provisions and restrictions provided by this Agreement on any Restricted Property (as defined below) received with respect to the Grant Shares; and

     (ii) that Employee (or her beneficiaries, estate and permitted assigns) will not vote (nor assign, pledge or transfer the right to vote to any other party in any manner) with respect to the Grant Shares until such Grant Shares are vested.

Employee shall have the right to receive ordinary cash dividends (if, when and as ordinary cash dividends are paid on shares of Common Stock generally) with respect to any unforfeited Grant Shares held under this Agreement.

Employee shall have the right to receive any securities or other property (if, when and as such securities or properties are paid on shares of Common Stock generally) as a result of any dividend or other distribution (other than ordinary cash dividends), conversion or exchange with respect to any unforfeited Grant Shares held under this Agreement (such securities or other property shall be referred to herein as "Restricted Property"); provided, however, that such Restricted Property received with respect to such Grant Shares shall be subject to the terms and conditions of this Agreement. To the extent Restricted Property is received with respect of the Grant Shares, the Restricted Property will be subject to the restrictions set forth in this Agreement to the same extent as the Grant Shares to which such securities or other property relate and shall be held and accumulated for the benefit of Employee, but subject to such risks (including, but not limited to, the risk of forfeiture).

The Company shall issue a certificate or certificates for the Grant Shares, registered in the name of Employee, which certificate(s) shall be held by the Company until such Grant Shares shall have become vested or forfeited in accordance with this Agreement. The certificate(s) representing Grant Shares forfeited in accordance with this Agreement and any shares accumulated thereon and any other cash, rights or property (including Restricted Property) accumulated in respect thereof shall, upon such forfeiture, automatically revert to the Company. The certificate(s) representing Grant Shares (before such shares shall have become vested) shall bear the following legends and/or any other appropriate or required legends under applicable laws:

"OWNERSHIP OF THIS CERTIFICATE AND THE SHARES EVIDENCED BY THIS CERTIFICATE AND ANY INTEREST THEREIN ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFER UNDER APPLICABLE LAW AND UNDER AN AGREEMENT WITH THE CORPORATION, INCLUDING RESTRICTIONS ON SALE, ASSIGNMENT, TRANSFER, PLEDGE OR OTHER DISPOSITION, A COPY OF WHICH IS AVAILABLE FOR REVIEW AT THE OFFICE OF THE SECRETARY OF THE CORPORATION."

To the extent that a certificate evidencing the Grant Shares or any related Restricted Property is delivered to Employee prior to the vesting of such Grant Shares, Employee shall promptly redeliver such certificate(s) to the Company to be held by the Company pursuant to the terms hereof. Upon the occurrence of any forfeiture of Grant Shares (including any related Restricted Property), such forfeited Grant Shares (and related Restricted Property) shall be automatically transferred to the

Company, without any other action by Employee, or Employee's Personal Representative or Beneficiary, as the case may be. The Company may take any other action necessary or advisable to evidence such transfer. Employee, or Employee's Personal Representative or Beneficiary, as the case may be, shall deliver any additional documents of transfer that the Company may reasonably request to confirm such transfer. Without limiting the generality of the foregoing, Employee, by execution of this Agreement, shall be deemed to appoint the Company and each of its authorized representatives as Employee's attorney(s)-in-fact to effect any such transfer of unvested Grant Shares (and any related Restricted Property) and to execute such documents as the Company or such representatives deem necessary or advisable in connection with any such transfer.

Promptly after the vesting of the Grant Shares in accordance with the terms hereof, a certificate or certificates evidencing the number of Grant Shares that have vested shall be delivered to Employee (or, in the event of her death or disability, Employee's Personal Representative or Beneficiary). Employee or such other person shall deliver to the Company any representations or other documents or assurances required pursuant to Section 4.4 of the SIP.

Employee shall not sell, transfer, pledge, assign or otherwise alienate or hypothecate the Grant Shares or any Restricted Property in respect thereof until such Grant Shares are vested. Any sale or transfer, or purported sale or transfer, shall be null and void.

In the event that the Company determines that the Company (or any affiliate or subsidiary of Company) is required to withhold any tax as a result of the issuance, vesting, payment or disposition of any Grant Shares, the tax withholding obligation shall be satisfied in accordance with the provisions and terms of Section 4.5 of the SIP.

     3.  Vesting of Grant Shares. The Grant Shares shall vest as follows:

(i) sixty-nine thousand seven hundred seventy (69,770) Grant Shares shall vest on the first anniversary of the Effective Date,

(ii) sixty-nine thousand seven hundred sixty-nine (69,769) Grant Shares shall vest on the second anniversary of the Effective Date, and

(iii) sixty-nine thousand seven hundred sixty-nine (69,769) Grant Shares shall vest on the third anniversary of the Effective Date;

     provided, however, that no Grant Shares shall vest after any (i) termination of Employee's employment pursuant to Section 4(c) or Section 4(g) of the New Employment Agreement, or (ii) occurrence of any Breach Event which (if capable of cure) has not (together with all effects thereof) been fully cured by Employee within the Breach Cure Period;

     provided, further, that no Grant Shares shall vest during any Breach Cure Period (but if all Breach Events are cured during the corresponding Breach Cure Periods, any unvested Grant Shares scheduled to vest during such Breach Cure Periods shall be deemed to have vested as of the scheduled vesting date);

     provided, further, no Grant Shares shall vest during any For Cause Determination Period (but, in the event that the Company Board determines no termination for Cause has occurred or

Employee is successful in challenging any purported termination under Section 4(c) of the New Employment Agreement, any Grant Shares scheduled to vest during such For Cause Determination Period shall be deemed to have vested as of the scheduled vesting date); and

     provided, further, and subject to the foregoing paragraph, that if Employee's employment under the New Employment Agreement terminates as provided in Sections 4(a), 4(b), 4(d) or 4(f) of the New Employment Agreement, the Grant Shares shall be vested at such termination provided Employee (or, if deceased, her estate's legal representative) signs a general release of claims in a form provided by the Company which shall be substantially similar to Exhibit H of the New Employment Agreement.

     4. Continuance of Employment Required; No Employment Commitment. The vesting schedule requires continued service through each applicable vesting date as a condition to the vesting of the applicable installment of the Grant Shares and the rights and benefits under this Agreement. Service for less than the full portion of any vesting period, even if substantial, will not entitle Employee to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services as provided herein or under the SIP.

Nothing contained in this Agreement or the SIP constitutes an employment commitment by the Company, affects the termination provisions of Section 4 of the New Employment Agreement, confers upon Employee any right to remain employed by the Company or any Subsidiary, interferes in any way with the right of the Company or any Subsidiary at any time to terminate Employee's employment, or affects the right of the Company or any Subsidiary to increase or decrease Employee's other compensation.

     5.  Forfeiture.

 All Grant Shares then unvested shall be automatically terminated and forfeited upon any (i) termination of Employee's employment pursuant to Section 4(c) or
Section 4(g) of the New Employment Agreement or (ii) occurrence of any Breach Event which (if capable of cure) has not (together with all effects thereof) been fully cured by Employee within the Breach Cure Period. Notwithstanding anything herein to the contrary, in the event that Employee is successful in challenging any purported termination under Section 4(c) of the New Employment Agreement, any unvested Grant Shares that terminated due to such purported termination shall be deemed reinstated and vested upon the conclusion of such successful challenge.

     6. Change in Control Event. All Grant Shares shall be subject to immediate vesting upon the occurrence of:

(i)  a Change in Control Event (as defined below); and

(ii) the Company has not provided for either (A) the cash-out of such Grant Shares at their then fair market value, or (B) the continuation of such Grant Shares in an economically equivalent amount (e.g. replacement shares of restricted stock, options or stock units, based on a successor company's stock, provided that such replacement award will have substantially similar terms and conditions as the Grant Shares immediately prior to the Change in Control Event).

The term "Change in Control Event" shall have the meaning assigned to such term under SIP Section 5; provided, however, that the measurement period for determining a "Change in Control Event" under SIP Section 5.1(f)(5) shall not include the one-year period after the Effective Date and such measurement period shall only commence upon the first anniversary of the Effective Date.

     7.  Termination of Grant Shares Under Certain Events. As contemplated by
Section 4.2 of the SIP, the Grant Shares may be terminated in certain circumstances, as described therein.

     8. Non-Transferability of Grant Shares. Unvested Grant Shares and any other rights of Employee under this Agreement or the SIP are nontransferable and subject to extensive restrictions under Section 1.9 of the SIP and as set forth herein. The Grant Shares are also subject to restrictions on transfer under
Section 1.10 of the SIP and to any and all repurchase or redemption rights of the Company that may be provided under its Certificate of Incorporation and Bylaws, as amended from time to time.

     9. Notices. Any notice to be given under the terms of this Agreement shall be in writing and addressed to the Company at its principal office and to Employee at the addresses given beneath their respective signatures hereon, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be deemed given only when received, but if Employee is no longer an Eligible Person, any notice to Employee shall be deemed to have been duly given when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government.

     10. Plan. The Grant Shares and all rights of Employee thereunder are subject to, and Employee agrees to be bound by, all of the terms and conditions of the provisions of the SIP, incorporated herein by this reference. In the event of a conflict or inconsistency between the terms and conditions of this Agreement and the terms and conditions of the SIP, the terms and conditions of the SIP shall govern except as expressly set forth herein. In the event of a conflict or inconsistency between the terms and conditions of this Agreement, and the terms and conditions of the New Employment Agreement, the terms and conditions of this Agreement shall govern. Employee acknowledges receipt of a copy of the SIP, which is made a part hereof by this reference, and agrees to be bound by the terms thereof. Unless otherwise expressly provided in other Sections of this Agreement, provisions of the SIP that confer discretionary authority on the Committee do not (and shall not be deemed to) create any rights in Employee, unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Committee so conferred by appropriate action of the Committee under the SIP after the date hereof.

     11. Entire Agreement. This Agreement, the New Employment Agreement, the Termination Agreement and the SIP together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The SIP and this Agreement may be amended pursuant to Section 4.6 of the SIP. Such amendment must be in writing and signed by the Company. The Company may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of Employee, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

     12. Severability. If a court of competent jurisdiction determines that any portion of this Agreement is in violation of any statute or public policy, then only the portions of this Agreement which violate such statute or public policy shall be stricken, and all portions of this Agreement which do not violate any statute or public policy shall continue in full force and effect. Further, it is the parties' intent that any court order striking any portion of this Agreement should modify the terms as narrowly as possible to give as much effect as possible to the intentions of the parties' under this Agreement.

     13. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California.


     14. No Restriction on Corporate Powers. The existence of the SIP and/or the Grant Shares shall not affect or restrict in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company's capital stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

     15. Further Assurances. Each of the parties hereto shall use its reasonable and diligent best efforts to proceed promptly with the transactions contemplated herein, to fulfill the conditions precedent for such party's benefit or to cause the same to be fulfilled and to execute such further documents and other papers and perform such further acts as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated herein.

     16. Execution. The grant of Grant Shares hereunder shall be rendered ineffective if Employee and spouse fail to execute this Agreement (with Consent of Spouse) and return the executed Agreement (with Consent of Spouse) to the Company within 30 days of the date hereof.

     17. Counterparts. This Agreement and any amendment hereto may be executed in several counterparts. All of such counterparts shall constitute one and the same agreement and shall become effective when a copy signed by each party has been delivered to the other party.

                  [Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by a duly authorized officer and Employee has hereunto set his or her hand.

                                    GEMSTAR-TV GUIDE INTERNATIONAL, INC.

                                    By:
                                        ----------------------------------------

                                    Title:
                                          --------------------------------------

                                    EMPLOYEE

                                    ----------------------------------------
                                    Elsie Ma Leung

                                    ----------------------------------------
                                    (Address)

                                    ----------------------------------------
                                    (City, State, Zip Code)

                                CONSENT OF SPOUSE

In consideration of the execution of the foregoing Initial Employment Restricted Stock Agreement by Gemstar-TV Guide International, Inc., I, ________________________________, the spouse of Employee herein named, do hereby join with my spouse in executing the foregoing Initial Employment Restricted Stock Agreement and do hereby agree to be bound by all the terms and provisions thereof and of the SIP.

Dated as of the ____ of ____________, ______.   ------------------------------
                                                Signature of Spouse

                                    Exhibit C

                      GEMSTAR-TV GUIDE INTERNATIONAL, INC.

                  SECOND EMPLOYMENT RESTRICTED STOCK AGREEMENT

  THIS AGREEMENT dated as of ___________, ____ (the "Grant Date") between Gemstar-TV Guide International, Inc., a Delaware corporation (the "Company"), and Elsie Ma Leung ("Employee").

                               W I T N E S S E T H

WHEREAS, pursuant to the Gemstar-TV Guide International, Inc. 1994 Stock Incentive Plan, as amended (the "SIP"), the Company has granted to Employee effective as of the Grant Date (i) two hundred three thousand eight hundred forty-six (203,846) shares of restricted stock under the SIP and (ii) the right to receive dividends on such restricted stock, if, when and as dividends are paid on the shares of Common Stock generally, in each case, upon and subject to the terms and conditions set forth herein and in the SIP.

NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties agree as follows:

     1. Defined Terms. Capitalized terms shall have the meaning assigned to them herein. Where capitalized terms are not defined herein they shall have the meaning assigned to them in the SIP.

For purposes of this Agreement:

"Breach Event" shall have the meaning assigned to it under the New Employment Agreement.

"Breach Cure Period" shall have the meaning assigned to it under the New Employment Agreement.

"Effective Date" shall have the meaning assigned to it under the New Employment Agreement.

"For Cause Determination Period" shall have the meaning assigned to it under the New Employment Agreement.

"New Employment Agreement" shall mean the employment agreement between the Company and Employee dated as of _________, 2002.

"Termination Agreement" shall mean the termination agreement between the Company, Employee and Gemstar Development Corporation, a California corporation, dated as of _______, 2002.

     2. Grant of Restricted Stock. Effective as of the Grant Date, the Company hereby grants to Employee, subject to the vesting provisions and restrictions set forth below, two hundred three thousand eight hundred forty-six (203,846) shares of restricted stock (the "Grant Shares") under the SIP.

On behalf of herself and on behalf of her beneficiaries, estate and permitted assigns, Employee agrees:

     (i) to the terms, provisions and restrictions provided by this Agreement on any Restricted Property (as defined below) received with respect to the Grant Shares; and

     (ii) that Employee (or her beneficiaries, estate and permitted assigns) will not vote (nor assign, pledge or transfer the right to vote to any other party in any manner) with respect to the Grant Shares until such Grant Shares are vested.

Employee shall have the right to receive ordinary cash dividends (if, when and as ordinary cash dividends are paid on shares of Common Stock generally) with respect to any unforfeited Grant Shares held under this Agreement.

Employee shall have the right to receive any securities or other property (if, when and as such securities or properties are paid on shares of Common Stock generally) as a result of any dividend or other distribution (other than ordinary cash dividends), conversion or exchange with respect to any unforfeited Grant Shares held under this Agreement (such securities or other property shall be referred to herein as "Restricted Property"); provided, however, that such Restricted Property received with respect to such Grant Shares shall be subject to the terms and conditions of this Agreement. To the extent Restricted Property is received with respect of the Grant Shares, the Restricted Property will be subject to the restrictions set forth in this Agreement to the same extent as the Grant Shares to which such securities or other property relate and shall be held and accumulated for the benefit of Employee, but subject to such risks (including, but not limited to, the risk of forfeiture).

The Company shall issue a certificate or certificates for the Grant Shares, registered in the name of Employee, which certificate(s) shall be held by the Company until such Grant Shares shall have become vested or forfeited in accordance with this Agreement. The certificate(s) representing Grant Shares forfeited in accordance with this Agreement and any shares accumulated thereon and any other cash, rights or property (including Restricted Property) accumulated in respect thereof shall, upon such forfeiture, automatically revert to the Company. The certificate(s) representing Grant Shares (before such shares shall have become vested) shall bear the following legends and/or any other appropriate or required legends under applicable laws:

"OWNERSHIP OF THIS CERTIFICATE AND THE SHARES EVIDENCED BY THIS CERTIFICATE AND ANY INTEREST THEREIN ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFER UNDER APPLICABLE LAW AND UNDER AN AGREEMENT WITH THE CORPORATION, INCLUDING RESTRICTIONS ON SALE, ASSIGNMENT, TRANSFER, PLEDGE OR OTHER DISPOSITION, A COPY OF WHICH IS AVAILABLE FOR REVIEW AT THE OFFICE OF THE SECRETARY OF THE CORPORATION."

To the extent that a certificate evidencing the Grant Shares or any related Restricted Property is delivered to Employee prior to the vesting of such Grant Shares, Employee shall promptly redeliver such certificate(s) to the Company to be held by the Company pursuant to the terms hereof. Upon the occurrence of any forfeiture of Grant Shares (including any related Restricted Property), such forfeited Grant Shares (and related Restricted Property) shall be automatically transferred to the Company, without any other action by Employee, or Employee's Personal Representative or Beneficiary, as the case may be. The Company may take any other action necessary or advisable to evidence such transfer. Employee, or Employee's Personal Representative or Beneficiary, as the case may be, shall deliver any additional documents of transfer that the Company may reasonably request to confirm such transfer. Without limiting the generality of the foregoing, Employee, by execution of this Agreement, shall be deemed to appoint the Company and each of its authorized representatives as Employee's attorney(s)-in-fact to effect any such transfer of unvested Grant Shares (and any related Restricted Property) and to execute such documents as the Company or such representatives deem necessary or advisable in connection with any such transfer.

Promptly after the vesting of the Grant Shares in accordance with the terms hereof, a certificate or certificates evidencing the number of Grant Shares that have vested shall be delivered to Employee (or, in the event of her death or disability, Employee's Personal Representative or Beneficiary). Employee or such other person shall deliver to the Company any representations or other documents or assurances required pursuant to Section 4.4 of the SIP.

Employee shall not sell, transfer, pledge, assign or otherwise alienate or hypothecate the Grant Shares or any Restricted Property in respect thereof until such Grant Shares are vested. Any sale or transfer, or purported sale or transfer, shall be null and void.

In the event that the Company determines that the Company (or any affiliate or subsidiary of Company) is required to withhold any tax as a result of the issuance, vesting, payment or disposition of any Grant Shares, the tax withholding obligation shall be satisfied in accordance with the provisions and terms of Section 4.5 of the SIP.

     3.  Vesting of Grant Shares. The Grant Shares shall vest as follows:

(i) sixty-seven thousand nine hundred forty-nine (67,949) Grant Shares shall vest on the Grant Date,

(ii) sixty-seven thousand nine hundred forty-nine (67,949) Grant Shares shall vest on the first anniversary of the Grant Date, and

(iii) sixty-seven thousand nine hundred forty-eight (67,948) Grant Shares shall vest on the second anniversary of the Grant Date;

     provided, however, that no Grant Shares shall vest after any (i) termination of Employee's employment pursuant to Section 4(c) or Section 4(g) of the New Employment Agreement, or (ii) occurrence of any Breach Event which (if capable of cure) has not (together with all effects thereof) been fully cured by Employee within the Breach Cure Period;

     provided, further, that no Grant Shares shall vest during any Breach Cure Period (but if all Breach Events are cured during the corresponding Breach Cure Periods, any unvested Grant Shares scheduled to vest during such Breach Cure Periods shall be deemed to have vested as of the scheduled vesting date);

     provided, further, no Grant Shares shall vest during any For Cause Determination Period (but, in the event that the Company Board determines no termination for Cause has occurred or Employee is successful in challenging any purported termination under Section 4(c) of the New Employment Agreement, any Grant Shares scheduled to vest during such For Cause Determination Period shall be deemed to have vested as of the scheduled vesting date); and

     provided, further, and subject to the foregoing paragraph, that if Employee's employment under the New Employment Agreement terminates as provided in Sections 4(a), 4(b), 4(d) or 4(f) of the New Employment Agreement, the Grant Shares shall be vested at such termination provided Employee (or, if deceased, her estate's legal representative) signs a general release of claims in a form provided by the Company which shall be substantially similar to Exhibit H of the New Employment Agreement.

     4. Continuance of Employment Required; No Employment Commitment. The vesting schedule requires continued service through each applicable vesting date as a condition to the vesting of the applicable installment of the Grant Shares and the rights and benefits under this Agreement. Service for less than the full portion of any vesting period, even if substantial, will not entitle Employee to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services as provided herein or under the SIP.

Nothing contained in this Agreement or the SIP constitutes an employment commitment by the Company, affects the termination provisions of Section 4 of the New Employment Agreement, confers upon Employee any right to remain employed by the Company or any Subsidiary, interferes in any way with the right of the Company or any Subsidiary at any time to terminate Employee's employment, or affects the right of the Company or any Subsidiary to increase or decrease Employee's other compensation.

     5.  Forfeiture.

 All Grant Shares then unvested shall be automatically terminated and forfeited upon any (i) termination of Employee's employment pursuant to Section 4(c) or
Section 4(g) of the New Employment Agreement or (ii) occurrence of any Breach Event which (if capable of cure) has not (together with all effects thereof) been fully cured by Employee within the Breach Cure Period. Notwithstanding anything herein to the contrary, in the event that Employee is successful in challenging any purported termination under Section 4(c) of the New Employment Agreement, any unvested Grant Shares that terminated due to such purported termination shall be deemed reinstated and vested upon the conclusion of such successful challenge.

     6. Change in Control Event. All Grant Shares shall be subject to immediate vesting upon the occurrence of:

(i)  a Change in Control Event (as defined below); and

(ii) the Company has not provided for either (A) the cash-out of such Grant Shares at their then fair market value, or (B) the continuation of such Grant Shares in an economically equivalent amount (e.g. replacement shares of restricted stock, options or stock units, based on a successor company's stock, provided that such replacement award will have substantially similar terms and conditions as the Grant Shares immediately prior to the Change in Control Event).

The term "Change in Control Event" shall have the meaning assigned to such term under SIP Section 5; provided, however, that the measurement period for determining a "Change in Control Event" under SIP Section 5.1(f)(5) shall not include the one-year period after the Effective Date and such measurement period shall only commence upon the first anniversary of the Effective Date.

     7.  Termination of Grant Shares Under Certain Events. As contemplated by
Section 4.2 of the SIP, the Grant Shares may be terminated in certain circumstances, as described therein.

     8. Non-Transferability of Grant Shares. Unvested Grant Shares and any other rights of Employee under this Agreement or the SIP are nontransferable and subject to extensive restrictions under Section 1.9 of the SIP and as set forth herein. The Grant Shares are also subject to restrictions on transfer under
Section 1.10 of the SIP and to any and all repurchase or redemption rights of the Company that may be provided under its Certificate of Incorporation and Bylaws, as amended from time to time.

     9. Notices. Any notice to be given under the terms of this Agreement shall be in writing and addressed to the Company at its principal office and to Employee at the addresses given beneath their respective signatures hereon, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be deemed given only when received, but if Employee is no longer an Eligible Person, any notice to Employee shall be deemed to have been duly given when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government.

     10. Plan. The Grant Shares and all rights of Employee thereunder are subject to, and Employee agrees to be bound by, all of the terms and conditions of the provisions of the SIP, incorporated herein by this reference. In the event of a conflict or inconsistency between the terms and conditions of this Agreement and the terms and conditions of the SIP, the terms and conditions of the SIP shall govern except as expressly set forth herein. In the event of a conflict or inconsistency between the terms and conditions of this Agreement, and the terms and conditions of the New Employment Agreement, the terms and conditions of this Agreement shall govern. Employee acknowledges receipt of a copy of the SIP, which is made a part hereof by this reference, and agrees to be bound by the terms thereof. Unless otherwise expressly provided in other Sections of this Agreement, provisions of the SIP that confer discretionary authority on the Committee do not (and shall not be deemed to) create any rights in Employee, unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Committee so conferred by appropriate action of the Committee under the SIP after the date hereof.

     11. Entire Agreement. This Agreement, the New Employment Agreement, the Termination Agreement and the SIP together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The SIP and this Agreement may be amended pursuant to Section 4.6 of the SIP. Such amendment must be in writing and signed by the Company. The Company may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of Employee, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

     12. Severability. If a court of competent jurisdiction determines that any portion of this Agreement is in violation of any statute or public policy, then only the portions of this Agreement which violate such statute or public policy shall be stricken, and all portions of this Agreement which do not violate any statute or public policy shall continue in full force and effect. Further, it is the parties' intent that any court order striking any portion of this Agreement should modify the terms as narrowly as possible to give as much effect as possible to the intentions of the parties' under this Agreement.

     13. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California.

     14. No Restriction on Corporate Powers. The existence of the SIP and/or the Grant Shares shall not affect or restrict in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company's capital stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

     15. Further Assurances. Each of the parties hereto shall use its reasonable and diligent best efforts to proceed promptly with the transactions contemplated herein, to fulfill the conditions precedent for such party's benefit or to cause the same to be fulfilled and to execute such further documents and other papers and perform such further acts as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated herein.

     16. Execution. The grant of Grant Shares hereunder shall be rendered ineffective if Employee and spouse fail to execute this Agreement (with Consent of Spouse) and return the executed Agreement (with Consent of Spouse) to the Company within 30 days of the Grant Date.

     17. Counterparts. This Agreement and any amendment hereto may be executed in several counterparts. All of such counterparts shall constitute one and the same agreement and shall become effective when a copy signed by each party has been delivered to the other party.

                  [Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by a duly authorized officer and Employee has hereunto set his or her hand.

                                     GEMSTAR-TV GUIDE INTERNATIONAL, INC.

                                     By:
                                         ----------------------------------

                                     Title:
                                           --------------------------------

                                     EMPLOYEE

                                     ----------------------------------------
                                     Elsie Ma Leung

                                     ----------------------------------------
                                     (Address)

                                     ----------------------------------------
                                     (City, State, Zip Code)

                                CONSENT OF SPOUSE

In consideration of the execution of the foregoing Second Employment Restricted Stock Agreement by Gemstar-TV Guide International, Inc., I, ________________________________, the spouse of Employee herein named, do hereby join with my spouse in executing the foregoing Second Employment Restricted Stock Agreement and do hereby agree to be bound by all the terms and provisions thereof and of the SIP.

Dated as of the ____ of ____________, ______.   ------------------------------
                                                Signature of Spouse

                                    Exhibit D

                      GEMSTAR-TV GUIDE INTERNATIONAL, INC.

                   THIRD EMPLOYMENT RESTRICTED STOCK AGREEMENT

  THIS AGREEMENT dated as of ___________, ____ (the "Grant Date") between Gemstar-TV Guide International, Inc., a Delaware corporation (the "Company"), and Elsie Ma Leung ("Employee").

                               W I T N E S S E T H

WHEREAS, pursuant to the Gemstar-TV Guide International, Inc. 1994 Stock Incentive Plan, as amended (the "SIP"), the Company has granted to Employee effective as of the Grant Date (i) two hundred three thousand eight hundred forty-five (203,845) shares of restricted stock under the SIP and (ii) the right to receive dividends on such restricted stock, if, when and as dividends are paid on the shares of Common Stock generally, in each case, upon and subject to the terms and conditions set forth herein and in the SIP.

NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties agree as follows:

     1. Defined Terms. Capitalized terms shall have the meaning assigned to them herein. Where capitalized terms are not defined herein they shall have the meaning assigned to them in the SIP.

For purposes of this Agreement:

"Breach Event" shall have the meaning assigned to it under the New Employment Agreement.

"Breach Cure Period" shall have the meaning assigned to it under the New Employment Agreement.

"Effective Date" shall have the meaning assigned to it under the New Employment Agreement.

"For Cause Determination Period" shall have the meaning assigned to it under the New Employment Agreement.

"New Employment Agreement" shall mean the employment agreement between the Company and Employee dated as of _________, 2002.

"Termination Agreement" shall mean the termination agreement between the Company, Employee and Gemstar Development Corporation, a California corporation, dated as of _______, 2002.

     2. Grant of Restricted Stock. Effective as of the Grant Date, the Company hereby grants to Employee, subject to the vesting provisions and restrictions set forth below, two hundred three thousand eight hundred forty-five (203,845) shares of restricted stock (the "Grant Shares") under the SIP.

On behalf of herself and on behalf of her beneficiaries, estate and permitted assigns, Employee agrees:

     (i) to the terms, provisions and restrictions provided by this Agreement on any Restricted Property (as defined below) received with respect to the Grant Shares; and

     (ii) that Employee (or her beneficiaries, estate and permitted assigns) will not vote (nor assign, pledge or transfer the right to vote to any other party in any manner) with respect to the Grant Shares until such Grant Shares are vested.

Employee shall have the right to receive ordinary cash dividends (if, when and as ordinary cash dividends are paid on shares of Common Stock generally) with respect to any unforfeited Grant Shares held under this Agreement.

Employee shall have the right to receive any securities or other property (if, when and as such securities or properties are paid on shares of Common Stock generally) as a result of any dividend or other distribution (other than ordinary cash dividends), conversion or exchange with respect to any unforfeited Grant Shares held under this Agreement (such securities or other property shall be referred to herein as "Restricted Property"); provided, however, that such Restricted Property received with respect to such Grant Shares shall be subject to the terms and conditions of this Agreement. To the extent Restricted Property is received with respect of the Grant Shares, the Restricted Property will be subject to the restrictions set forth in this Agreement to the same extent as the Grant Shares to which such securities or other property relate and shall be held and accumulated for the benefit of Employee, but subject to such risks (including, but not limited to, the risk of forfeiture).

The Company shall issue a certificate or certificates for the Grant Shares, registered in the name of Employee, which certificate(s) shall be held by the Company until such Grant Shares shall have become vested or forfeited in accordance with this Agreement. The certificate(s) representing Grant Shares forfeited in accordance with this Agreement and any shares accumulated thereon and any other cash, rights or property (including Restricted Property) accumulated in respect thereof shall, upon such forfeiture, automatically revert to the Company. The certificate(s) representing Grant Shares (before such shares shall have become vested) shall bear the following legends and/or any other appropriate or required legends under applicable laws:

"OWNERSHIP OF THIS CERTIFICATE AND THE SHARES EVIDENCED BY THIS CERTIFICATE AND ANY INTEREST THEREIN ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFER UNDER APPLICABLE LAW AND UNDER AN AGREEMENT WITH THE CORPORATION, INCLUDING RESTRICTIONS ON SALE, ASSIGNMENT, TRANSFER, PLEDGE OR OTHER DISPOSITION, A COPY OF WHICH IS AVAILABLE FOR REVIEW AT THE OFFICE OF THE SECRETARY OF THE CORPORATION."

To the extent that a certificate evidencing the Grant Shares or any related Restricted Property is delivered to Employee prior to the vesting of such Grant Shares, Employee shall promptly redeliver such certificate(s) to the Company to be held by the Company pursuant to the terms hereof. Upon the occurrence of any forfeiture of Grant Shares (including any related Restricted Property), such forfeited Grant Shares (and related Restricted Property) shall be automatically transferred to the Company, without any other action by Employee, or Employee's Personal Representative or Beneficiary, as the case may be. The Company may take any other action necessary or advisable to evidence such transfer. Employee, or Employee's Personal Representative or Beneficiary, as the case may be, shall deliver any additional documents of transfer that the Company may reasonably request to confirm such transfer. Without limiting the generality of the foregoing, Employee, by execution of this Agreement, shall be deemed to appoint the Company and each of its authorized representatives as Employee's attorney(s)-in-fact to effect any such transfer of unvested Grant Shares (and any related Restricted Property) and to execute such documents as the Company or such representatives deem necessary or advisable in connection with any such transfer.

Promptly after the vesting of the Grant Shares in accordance with the terms hereof, a certificate or certificates evidencing the number of Grant Shares that have vested shall be delivered to Employee (or, in the event of her death or disability, Employee's Personal Representative or Beneficiary). Employee or such other person shall deliver to the Company any representations or other documents or assurances required pursuant to Section 4.4 of the SIP.

Employee shall not sell, transfer, pledge, assign or otherwise alienate or hypothecate the Grant Shares or any Restricted Property in respect thereof until such Grant Shares are vested. Any sale or transfer, or purported sale or transfer, shall be null and void.

In the event that the Company determines that the Company (or any affiliate or subsidiary of Company) is required to withhold any tax as a result of the issuance, vesting, payment or disposition of any Grant Shares, the tax withholding obligation shall be satisfied in accordance with the provisions and terms of Section 4.5 of the SIP.

     3.  Vesting of Grant Shares. The Grant Shares shall vest as follows:

(i) sixty-seven thousand nine hundred forty-nine (67,949) Grant Shares shall vest on the Grant Date, and

(ii) one hundred thirty-five thousand eight hundred ninety-six (135,896) Grant Shares shall vest on the first business day immediately preceding the first anniversary of the Grant Date;

     provided, however, that no Grant Shares shall vest after any (i) termination of Employee's employment pursuant to Section 4(c) or Section 4(g) of the New Employment Agreement, or (ii) occurrence of any Breach Event which (if capable of cure) has not (together with all effects thereof) been fully cured by Employee within the Breach Cure Period;

     provided, further, that no Grant Shares shall vest during any Breach Cure Period (but if all Breach Events are cured during the corresponding Breach Cure Periods, any unvested Grant Shares scheduled to vest during such Breach Cure Periods shall be deemed to have vested as of the scheduled vesting date);

     provided, further, no Grant Shares shall vest during any For Cause Determination Period (but, in the event that the Company Board determines no termination for Cause has occurred or Employee is successful in challenging any purported termination under Section 4(c) of the New

Employment Agreement, any Grant Shares scheduled to vest during such For Cause Determination Period shall be deemed to have vested as of the scheduled vesting date); and

     provided, further, and subject to the foregoing paragraph, that if Employee's employment under the New Employment Agreement terminates as provided in Sections 4(a), 4(b), 4(d) or 4(f) of the New Employment Agreement, the Grant Shares shall be vested at such termination provided Employee (or, if deceased, her estate's legal representative) signs a general release of claims in a form provided by the Company which shall be substantially similar to Exhibit H of the New Employment Agreement.

     4. Continuance of Employment Required; No Employment Commitment. The vesting schedule requires continued service through each applicable vesting date as a condition to the vesting of the applicable installment of the Grant Shares and the rights and benefits under this Agreement. Service for less than the full portion of any vesting period, even if substantial, will not entitle Employee to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services as provided herein or under the SIP.

Nothing contained in this Agreement or the SIP constitutes an employment commitment by the Company, affects the termination provisions of Section 4 of the New Employment Agreement, confers upon Employee any right to remain employed by the Company or any Subsidiary, interferes in any way with the right of the Company or any Subsidiary at any time to terminate Employee's employment, or affects the right of the Company or any Subsidiary to increase or decrease Employee's other compensation.

     5.  Forfeiture.

 All Grant Shares then unvested shall be automatically terminated and forfeited upon any (i) termination of Employee's employment pursuant to Section 4(c) or
Section 4(g) of the New Employment Agreement or (ii) occurrence of any Breach Event which (if capable of cure) has not (together with all effects thereof) been fully cured by Employee within the Breach Cure Period. Notwithstanding anything herein to the contrary, in the event that Employee is successful in challenging any purported termination under Section 4(c) of the New Employment Agreement, any unvested Grant Shares that terminated due to such purported termination shall be deemed reinstated and vested upon the conclusion of such successful challenge.

     6. Change in Control Event. All Grant Shares shall be subject to immediate vesting upon the occurrence of:

(i)  a Change in Control Event (as defined below); and

(ii) the Company has not provided for either (A) the cash-out of such Grant Shares at their then fair market value, or (B) the continuation of such Grant Shares in an economically equivalent amount (e.g. replacement shares of restricted stock, options or stock units, based on a successor company's stock, provided that such replacement award will have substantially similar terms and conditions as the Grant Shares immediately prior to the Change in Control Event).

The term "Change in Control Event" shall have the meaning assigned to such term under SIP Section 5; provided, however, that the measurement period for determining a "Change in Control Event" under SIP Section 5.1(f)(5) shall not include the one-year period after the Effective Date and such measurement period shall only commence upon the first anniversary of the Effective Date.

     7.  Termination of Grant Shares Under Certain Events. As contemplated by
Section 4.2 of the SIP, the Grant Shares may be terminated in certain circumstances, as described therein.

     8. Non-Transferability of Grant Shares. Unvested Grant Shares and any other rights of Employee under this Agreement or the SIP are nontransferable and subject to extensive restrictions under Section 1.9 of the SIP and as set forth herein. The Grant Shares are also subject to restrictions on transfer under
Section 1.10 of the SIP and to any and all repurchase or redemption rights of the Company that may be provided under its Certificate of Incorporation and Bylaws, as amended from time to time.

     9. Notices. Any notice to be given under the terms of this Agreement shall be in writing and addressed to the Company at its principal office and to Employee at the addresses given beneath their respective signatures hereon, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be deemed given only when received, but if Employee is no longer an Eligible Person, any notice to Employee shall be deemed to have been duly given when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government.

     10. Plan. The Grant Shares and all rights of Employee thereunder are subject to, and Employee agrees to be bound by, all of the terms and conditions of the provisions of the SIP, incorporated herein by this reference. In the event of a conflict or inconsistency between the terms and conditions of this Agreement and the terms and conditions of the SIP, the terms and conditions of the SIP shall govern except as expressly set forth herein. In the event of a conflict or inconsistency between the terms and conditions of this Agreement, and the terms and conditions of the New Employment Agreement, the terms and conditions of this Agreement shall govern. Employee acknowledges receipt of a copy of the SIP, which is made a part hereof by this reference, and agrees to be bound by the terms thereof. Unless otherwise expressly provided in other Sections of this Agreement, provisions of the SIP that confer discretionary authority on the Committee do not (and shall not be deemed to) create any rights in Employee, unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Committee so conferred by appropriate action of the Committee under the SIP after the date hereof.

     11. Entire Agreement. This Agreement, the New Employment Agreement, the Termination Agreement and the SIP together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The SIP and this Agreement may be amended pursuant to Section 4.6 of the SIP. Such amendment must be in writing and signed by the Company. The Company may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of Employee, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

     12. Severability. If a court of competent jurisdiction determines that any portion of this Agreement is in violation of any statute or public policy, then only the portions of this Agreement which violate such statute or public policy shall be stricken, and all portions of this Agreement which do not violate any statute or public policy shall continue in full force and effect. Further, it is the parties' intent that any court order striking any portion of this Agreement should modify the terms as narrowly as possible to give as much effect as possible to the intentions of the parties' under this Agreement.

     13. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California.

     14. No Restriction on Corporate Powers. The existence of the SIP and/or the Grant Shares shall not affect or restrict in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company's capital stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

     15. Further Assurances. Each of the parties hereto shall use its reasonable and diligent best efforts to proceed promptly with the transactions contemplated herein, to fulfill the conditions precedent for such party's benefit or to cause the same to be fulfilled and to execute such further documents and other papers and perform such further acts as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated herein.

     16. Execution. The grant of Grant Shares hereunder shall be rendered ineffective if Employee and spouse fail to execute this Agreement (with Consent of Spouse) and return the executed Agreement (with Consent of Spouse) to the Company within 30 days of the Grant Date.

     17. Counterparts. This Agreement and any amendment hereto may be executed in several counterparts. All of such counterparts shall constitute one and the same agreement and shall become effective when a copy signed by each party has been delivered to the other party.

                  [Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by a duly authorized officer and Employee has hereunto set his or her hand.

                                       GEMSTAR-TV GUIDE INTERNATIONAL, INC.

                                       By:
                                           ------------------------------------

                                       Title:
                                            -----------------------------------

                                       EMPLOYEE

                                       ----------------------------------------
                                       Elsie Ma Leung

                                       ----------------------------------------
                                       (Address)

                                       ----------------------------------------
                                       (City, State, Zip Code)

                                CONSENT OF SPOUSE

In consideration of the execution of the foregoing Third Employment Restricted Stock Agreement by Gemstar-TV Guide International, Inc., I,
________________________________, the spouse of Employee herein named, do hereby join with my spouse in executing the foregoing Third Employment Restricted Stock Agreement and do hereby agree to be bound by all the terms and provisions thereof and of the SIP.

Dated as of the ____ of ____________, ______.      ----------------------------
                                                   Signature of Spouse

                                    Exhibit E

                      GEMSTAR-TV GUIDE INTERNATIONAL, INC.

                     INITIAL EMPLOYMENT STOCK UNIT AGREEMENT

  THIS AGREEMENT dated as of ______, _____ between Gemstar-TV Guide International, Inc., a Delaware corporation (the "Company"), and Elsie Ma Leung ("Employee").

                               W I T N E S S E T H

WHEREAS, pursuant to the Gemstar-TV Guide International, Inc. 1994 Stock Incentive Plan, as amended (the "SIP"), the Company has granted to Employee effective as of the date hereof (i) two hundred nine thousand three hundred eight (209,308) Stock Units and (ii) Dividend Equivalent Rights ("DERs") representing the right to receive, if, when and as ordinary cash dividends are paid on the shares of Common Stock generally, an amount (of cash or other property) equal to the ordinary cash dividends that would be paid with respect to two hundred nine thousand three hundred eight (209,308) shares of Common Stock, in each case, upon and subject to the terms and conditions set forth herein and in the SIP.

NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties agree as follows:

     1. Defined Terms. Capitalized terms shall have the meaning assigned to them herein. Where capitalized terms are not defined herein they shall have the meaning assigned to them in the SIP.

For purposes of this Agreement:

"Breach Cure Period" shall have the meaning assigned to it under the New Employment Agreement.

"Breach Event" shall have the meaning assigned to it under the New Employment Agreement.

"Effective Date" shall have the meaning assigned to it under the New Employment Agreement.

"For Cause Determination Period" shall have the meaning assigned to it under the New Employment Agreement.

"New Employment Agreement" shall mean the employment agreement between the Company and Employee dated as of _________, 2002.

"Termination Agreement" shall mean the termination agreement between the Company, Employee and Gemstar Development Corporation, a California corporation, dated as of _______, 2002.

     2. Grant of Stock Units. Effective as of the date hereof, the Company hereby grants to Employee, subject to the vesting provisions and restrictions set forth below, two hundred nine thousand three hundred eight (209,308) Stock Units (the "Grant Shares") under the SIP. The number and type of Grant Shares are subject to adjustment pursuant to Section 4.2 of the SIP.

Employee shall be eligible for payment of Grant Shares at or following the vesting of such Grant Shares. The form of payment of Grant Shares shall only be in Company Common Stock and Employee shall be paid one share of Common Stock for each Grant Share.

Employee shall have no voting rights with respect to the Grant Shares until such Grant Shares are vested. Employee shall not sell, transfer, pledge, assign or otherwise alienate or hypothecate the Grant Shares. Any sale or transfer, or purported sale or transfer, shall be null and void.

If, when and as ordinary cash dividends are paid on shares of Common Stock generally, Employee shall be paid DERs equivalent to the ordinary cash dividends that would be paid with respect to Z shares of Common Stock where "Z" is the number of the unvested (and unforfeited) Grant Shares at the time of such ordinary cash dividend payment. Any DERs provided under this Agreement shall be paid in cash, shares of Common Stock or other Awards as may be determined by the Committee.

In the event that the Company determines that the Company (or any affiliate or subsidiary of Company) is required to withhold any tax as a result of the issuance, vesting, payment or disposition of any Grant Shares, the tax withholding obligation shall be satisfied in accordance with the provisions and terms of Section 4.5 of the SIP.

     3.  Vesting of Grant Shares. The Grant Shares shall vest as follows:

(i) sixty nine thousand seven hundred seventy (69,770) Grant Shares shall vest on the first anniversary of the Effective Date,

(ii) sixty nine thousand seven hundred sixty-nine (69,769) Grant Shares shall vest on the second anniversary of the Effective Date, and

(iii) sixty nine thousand seven hundred sixty-nine (69,769) Grant Shares shall vest on the third anniversary of the Effective Date;

     provided, however, that no Grant Shares shall vest after any (i) termination of Employee's employment pursuant to Section 4(c) or Section 4(g) of the New Employment Agreement, or (ii) occurrence of any Breach Event which (if capable of cure) has not (together with all effects thereof) been fully cured by Employee within the Breach Cure Period;

     provided, further, that no Grant Shares shall vest during any Breach Cure Period (but if all Breach Events are cured during the corresponding Breach Cure Periods, any unvested Grant Shares scheduled to vest during such Breach Cure Periods shall be deemed to have vested as of the scheduled vesting date);

     provided, further, no Grant Shares shall vest during any For Cause Determination Period (but, in the event that the Company Board determines no termination for Cause has occurred or Employee is successful in challenging any purported termination under Section 4(c) of the New Employment Agreement, any Grant Shares scheduled to vest during such For Cause Determination Period shall be deemed to have vested as of the scheduled vesting date); and
     provided, further, and subject to the foregoing paragraphs, that if Employee's employment under the New Employment Agreement terminates as provided in Sections 4(a), 4(b), 4(d) or 4(f) of the New Employment Agreement, the Grant Shares shall be vested at such termination provided Employee (or, if deceased, her estate's legal representative) signs a general release of claims in a form provided by the Company which shall be substantially similar to Exhibit H of the New Employment Agreement.

     4. Continuance of Employment Required; No Employment Commitment. The vesting schedule requires continued service through each applicable vesting date as a condition to the vesting of the applicable installment of the Grant Shares and the rights and benefits under this Agreement. Service for less than the full portion of any vesting period, even if substantial, will not entitle Employee to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services as provided herein or under the SIP.

Nothing contained in this Agreement or the SIP constitutes an employment commitment by the Company, affects the termination provisions of Section 4 of the New Employment Agreement, confers upon Employee any right to remain employed by the Company or any Subsidiary, interferes in any way with the right of the Company or any Subsidiary at any time to terminate Employee's employment, or affects the right of the Company or any Subsidiary to increase or decrease Employee's other compensation.

     5.  Forfeiture.

All Grant Shares then unvested shall be automatically terminated and forfeited upon any (i) termination of Employee's employment pursuant to Section 4(c) or
Section 4(g) of the New Employment Agreement, or (ii) occurrence of any Breach Event which (if capable of cure) has not (together with all effects thereof) been fully cured by Employee within the Breach Cure Period. Notwithstanding anything herein to the contrary, in the event that Employee is successful in challenging any purported termination under Section 4(c) of the New Employment Agreement, any unvested Grant Shares that terminated due to such purported termination shall be deemed reinstated and vested upon the conclusion of such successful challenge.

     6. Change in Control Event. All Grant Shares shall be subject to immediate vesting upon the occurrence of:

(i)  a Change in Control Event (as defined below); and

(ii) the Company has not provided for either (A) the cash-out of such Grant Shares at their then fair market value, or (B) the continuation of such Grant Shares in an economically equivalent amount (e.g. replacement shares of restricted stock, options or stock units, based on a successor company's stock, provided that such replacement award will have substantially similar terms and conditions as the Grant Shares immediately prior to the Change in Control Event).

The term "Change in Control Event" shall have the meaning assigned to such term under SIP Section 5; provided, however, that the measurement period for determining a "Change in Control

Event" under SIP Section 5.1(f)(5) shall not include the one-year period after the Effective Date and such measurement period shall only commence upon the first anniversary of the Effective Date.

     7.  Termination of Grant Shares Under Certain Events. As contemplated by
Section 4.2 of the SIP, the Grant Shares may be terminated in certain circumstances, as described therein.

     8. Non-Transferability of Grant Shares. The Grant Shares and any other rights of Employee under this Agreement or the SIP are nontransferable and subject to extensive restrictions under Section 1.9 of the SIP and as set forth herein. The Common Stock issuable on the Grant Shares are also subject to restrictions on transfer under Section 1.10 of the SIP and to any and all repurchase or redemption rights of the Company that may be provided under its Certificate of Incorporation and Bylaws, as amended from time to time.

     9. Notices. Any notice to be given under the terms of this Agreement shall be in writing and addressed to the Company at its principal office and to Employee at the addresses given beneath their respective signatures hereon, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be deemed given only when received, but if Employee is no longer an Eligible Person, any notice to Employee shall be deemed to have been duly given when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government.

     10. Plan. The Grant Shares, DERs and all rights of Employee thereunder are subject to, and Employee agrees to be bound by, all of the terms and conditions of the provisions of the SIP, incorporated herein by this reference. In the event of a conflict or inconsistency between the terms and conditions of this Agreement, and the terms and conditions of the SIP, the terms and conditions of the SIP shall govern except as expressly set forth herein. In the event of a conflict or inconsistency between the terms and conditions of this Agreement, and the terms and conditions of the New Employment Agreement, the terms and conditions of this Agreement shall govern. Employee acknowledges receipt of a copy of the SIP, which is made a part hereof by this reference, and agrees to be bound by the terms thereof. Unless otherwise expressly provided in other Sections of this Agreement, provisions of the SIP that confer discretionary authority on the Committee do not (and shall not be deemed to) create any rights in Employee, unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Committee so conferred by appropriate action of the Committee under the SIP after the date hereof.

     11. Entire Agreement. This Agreement, the New Employment Agreement, the Termination Agreement and the SIP together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The SIP and this Agreement may be amended pursuant to Section 4.6 of the SIP. Such amendment must be in writing and signed by the Company. The Company may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of Employee, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

     12. Severability. If a court of competent jurisdiction determines that any portion of this Agreement is in violation of any statute or public policy, then only the portions of this Agreement which violate such statute or public policy shall be stricken, and all portions of this Agreement which do not violate any statute or public policy shall continue in full force and effect. Further, it is the parties' intent that any court order striking any portion of this Agreement should modify the terms as narrowly as possible to give as much effect as possible to the intentions of the parties under this Agreement.

     13. California Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California.

     14. Privileges of Stock Ownership. Except as otherwise expressly authorized by the Committee or the SIP, Employee will not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by Employee. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

     15. No Restriction on Corporate Powers. The existence of the SIP, DERs and/or the Grant Shares shall not affect or restrict in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company's capital stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

     16. Further Assurances. Each of the parties hereto shall use its reasonable and diligent best efforts to proceed promptly with the transactions contemplated herein, to fulfill the conditions precedent for such party's benefit or to cause the same to be fulfilled and to execute such further documents and other papers and perform such further acts as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated herein.

     17. Execution. The grant of Grant Shares hereunder shall be rendered ineffective if Employee and spouse fail to execute this Agreement (with Consent of Spouse) and return the executed Agreement (with Consent of Spouse) to the Company within 30 days of the date hereof.

     18. Counterparts. This Agreement and any amendment hereto may be executed in several counterparts. All of such counterparts shall constitute one and the same agreement and shall become effective when a copy signed by each party has been delivered to the other party.

                  [Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by a duly authorized officer and Employee has hereunto set his or her hand.

                                   GEMSTAR-TV GUIDE INTERNATIONAL, INC.


                                   By:
                                      ---------------------------------------

                                   Title:
                                         ------------------------------------

                                   EMPLOYEE

                                   ----------------------------------------
                                   Elsie Ma Leung

                                   ----------------------------------------
                                   (Address)

                                   ----------------------------------------
                                   (City, State, Zip Code)

                                CONSENT OF SPOUSE

In consideration of the execution of the foregoing Initial Employment Stock Unit Agreement by Gemstar-TV Guide International, Inc., I, _______________________________, the spouse of the Employee herein named, do hereby join with my spouse in executing the foregoing Initial Employment Stock Unit Agreement and do hereby agree to be bound by all the terms and provisions thereof and of the SIP.

Dated as of the ____ of ____, ____.               -----------------------------
                                                  Signature of Spouse

                                    Exhibit F

                      GEMSTAR-TV GUIDE INTERNATIONAL, INC.

                     SECOND EMPLOYMENT STOCK UNIT AGREEMENT

  THIS AGREEMENT dated as of ______, _____ (the "Grant Date") between Gemstar-TV Guide International, Inc., a Delaware corporation (the "Company"), and Elsie Ma Leung ("Employee").

                               W I T N E S S E T H

WHEREAS, pursuant to the Gemstar-TV Guide International, Inc. 1994 Stock Incentive Plan, as amended (the "SIP"), the Company has granted to Employee effective as of the Grant Date (i) ) two hundred three thousand eight hundred forty six (203,846) Stock Units and (ii) Dividend Equivalent Rights ("DERs") representing the right to receive, if, when and as ordinary cash dividends are paid on the shares of Common Stock generally, an amount (of cash or other property) equal to the ordinary cash dividends that would be paid with respect to two hundred three thousand eight hundred forty six (203,846) shares of Common Stock, in each case, upon and subject to the terms and conditions set forth herein and in the SIP.

NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties agree as follows:

     1. Defined Terms. Capitalized terms shall have the meaning assigned to them herein. Where capitalized terms are not defined herein they shall have the meaning assigned to them in the SIP.

For purposes of this Agreement:

"Breach Cure Period" shall have the meaning assigned to it under the New Employment Agreement.

"Breach Event" shall have the meaning assigned to it under the New Employment Agreement.

"Effective Date" shall have the meaning assigned to it under the New Employment Agreement.

"For Cause Determination Period" shall have the meaning assigned to it under the New Employment Agreement.

"New Employment Agreement" shall mean the employment agreement between the Company and Employee dated as of _________, 2002.

"Termination Agreement" shall mean the termination agreement between the Company, Employee and Gemstar Development Corporation, a California corporation, dated as of _______, 2002.

     2. Grant of Stock Units. Effective as of the Grant Date, the Company hereby grants to Employee, subject to the vesting provisions and restrictions set forth below, two hundred three thousand eight hundred forty six (203,846) Stock Units (the "Grant Shares") under the SIP. The number and type of Grant Shares are subject to adjustment pursuant to Section 4.2 of the SIP.

Employee shall be eligible for payment of Grant Shares at or following the vesting of such Grant Shares. The form of payment of Grant Shares shall only be in Company Common Stock and Employee shall be paid one share of Common Stock for each Grant Share.

Employee shall have no voting rights with respect to the Grant Shares until such Grant Shares are vested. Employee shall not sell, transfer, pledge, assign or otherwise alienate or hypothecate the Grant Shares. Any sale or transfer, or purported sale or transfer, shall be null and void.

If, when and as ordinary cash dividends are paid on shares of Common Stock generally, Employee shall be paid DERs equivalent to the ordinary cash dividends that would be paid with respect to Z shares of Common Stock where "Z" is the number of the unvested (and unforfeited) Grant Shares at the time of such ordinary cash dividend payment. Any DERs provided under this Agreement shall be paid in cash, shares of Common Stock or other Awards as may be determined by the Committee.

In the event that the Company determines that the Company (or any affiliate or subsidiary of Company) is required to withhold any tax as a result of the issuance, vesting, payment or disposition of any Grant Shares, the tax withholding obligation shall be satisfied in accordance with the provisions and terms of Section 4.5 of the SIP.

     3.  Vesting of Grant Shares. The Grant Shares shall vest as follows:

(i) sixty-seven thousand nine hundred forty nine (67,949) Grant Shares shall vest on the Grant Date,

(ii) sixty-seven thousand nine hundred forty nine (67,949) Grant Shares shall vest on the first anniversary of the Grant Date, and

(iii) sixty-seven thousand nine hundred forty eight (67,948) Grant Shares shall vest on the second anniversary of the Grant Date;

     provided, however, that no Grant Shares shall vest after any (i) termination of Employee's employment pursuant to Section 4(c) or Section 4(g) of the New Employment Agreement, or (ii) occurrence of any Breach Event which (if capable of cure) has not (together with all effects thereof) been fully cured by Employee within the Breach Cure Period;

     provided, further, that no Grant Shares shall vest during any Breach Cure Period (but if all Breach Events are cured during the corresponding Breach Cure Periods, any unvested Grant Shares scheduled to vest during such Breach Cure Periods shall be deemed to have vested as of the scheduled vesting date);

     provided, further, no Grant Shares shall vest during any For Cause Determination Period (but, in the event that the Company Board determines no termination for Cause has occurred or Employee is successful in challenging any purported termination under Section 4(c) of the New

Employment Agreement, any Grant Shares scheduled to vest during such For Cause Determination Period shall be deemed to have vested as of the scheduled vesting date); and

     provided, further, and subject to the foregoing paragraphs, that if Employee's employment under the New Employment Agreement terminates as provided in Sections 4(a), 4(b), 4(d) or 4(f) of the New Employment Agreement, the Grant Shares shall be vested at such termination provided Employee (or, if deceased, her estate's legal representative) signs a general release of claims in a form provided by the Company which shall be substantially similar to Exhibit H of the New Employment Agreement.

     4. Continuance of Employment Required; No Employment Commitment. The vesting schedule requires continued service through each applicable vesting date as a condition to the vesting of the applicable installment of the Grant Shares and the rights and benefits under this Agreement. Service for less than the full portion of any vesting period, even if substantial, will not entitle Employee to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services as provided herein or under the SIP.

Nothing contained in this Agreement or the SIP constitutes an employment commitment by the Company, affects the termination provisions of Section 4 of the New Employment Agreement, confers upon Employee any right to remain employed by the Company or any Subsidiary, interferes in any way with the right of the Company or any Subsidiary at any time to terminate Employee's employment, or affects the right of the Company or any Subsidiary to increase or decrease Employee's other compensation.

     5.  Forfeiture.

All Grant Shares then unvested shall be automatically terminated and forfeited upon any (i) termination of Employee's employment pursuant to Section 4(c) or
Section 4(g) of the New Employment Agreement, or (ii) occurrence of any Breach Event which (if capable of cure) has not (together with all effects thereof) been fully cured by Employee within the Breach Cure Period. Notwithstanding anything herein to the contrary, in the event that Employee is successful in challenging any purported termination under Section 4(c) of the New Employment Agreement, any unvested Grant Shares that terminated due to such purported termination shall be deemed reinstated and vested upon the conclusion of such successful challenge.

     6. Change in Control Event. All Grant Shares shall be subject to immediate vesting upon the occurrence of:

(i)  a Change in Control Event (as defined below); and

(ii) the Company has not provided for either (A) the cash-out of such Grant Shares at their then fair market value, or (B) the continuation of such Grant Shares in an economically equivalent amount (e.g. replacement shares of restricted stock, options or stock units, based on a successor company's stock, provided that such replacement award will have substantially similar terms and conditions as the Grant Shares immediately prior to the Change in Control Event).

The term "Change in Control Event" shall have the meaning assigned to such term under SIP Section 5; provided, however, that the measurement period for determining a "Change in Control Event" under SIP Section 5.1(f)(5) shall not include the one-year period after the Effective Date and such measurement period shall only commence upon the first anniversary of the Effective Date.

     7.  Termination of Grant Shares Under Certain Events. As contemplated by
Section 4.2 of the SIP, the Grant Shares may be terminated in certain circumstances, as described therein.

     8. Non-Transferability of Grant Shares. The Grant Shares and any other rights of Employee under this Agreement or the SIP are nontransferable and subject to extensive restrictions under Section 1.9 of the SIP and as set forth herein. The Common Stock issuable on the Grant Shares are also subject to restrictions on transfer under Section 1.10 of the SIP and to any and all repurchase or redemption rights of the Company that may be provided under its Certificate of Incorporation and Bylaws, as amended from time to time.

     9. Notices. Any notice to be given under the terms of this Agreement shall be in writing and addressed to the Company at its principal office and to Employee at the addresses given beneath their respective signatures hereon, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be deemed given only when received, but if Employee is no longer an Eligible Person, any notice to Employee shall be deemed to have been duly given when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government.

     10. Plan. The Grant Shares, DERs and all rights of Employee thereunder are subject to, and Employee agrees to be bound by, all of the terms and conditions of the provisions of the SIP, incorporated herein by this reference. In the event of a conflict or inconsistency between the terms and conditions of this Agreement, and the terms and conditions of the SIP, the terms and conditions of the SIP shall govern except as expressly set forth herein. In the event of a conflict or inconsistency between the terms and conditions of this Agreement, and the terms and conditions of the New Employment Agreement, the terms and conditions of this Agreement shall govern. Employee acknowledges receipt of a copy of the SIP, which is made a part hereof by this reference, and agrees to be bound by the terms thereof. Unless otherwise expressly provided in other Sections of this Agreement, provisions of the SIP that confer discretionary authority on the Committee do not (and shall not be deemed to) create any rights in Employee, unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Committee so conferred by appropriate action of the Committee under the SIP after the date hereof.

     11. Entire Agreement. This Agreement, the New Employment Agreement, the Termination Agreement and the SIP together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The SIP and this Agreement may be amended pursuant to Section 4.6 of the SIP. Such amendment must be in writing and signed by the Company. The Company may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of Employee, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

     12. Severability. If a court of competent jurisdiction determines that any portion of this Agreement is in violation of any statute or public policy, then only the portions of this Agreement which violate such statute or public policy shall be stricken, and all portions of this Agreement which do not violate any statute or public policy shall continue in full force and effect. Further, it is the parties' intent that any court order striking any portion of this Agreement should modify the terms as narrowly as possible to give as much effect as possible to the intentions of the parties under this Agreement.

     13. California Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California.

     14. Privileges of Stock Ownership. Except as otherwise expressly authorized by the Committee or the SIP, Employee will not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by Employee. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

     15. No Restriction on Corporate Powers. The existence of the SIP, DERs and/or the Grant Shares shall not affect or restrict in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company's capital stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

     16. Further Assurances. Each of the parties hereto shall use its reasonable and diligent best efforts to proceed promptly with the transactions contemplated herein, to fulfill the conditions precedent for such party's benefit or to cause the same to be fulfilled and to execute such further documents and other papers and perform such further acts as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated herein.

     17. Execution. The grant of Grant Shares hereunder shall be rendered ineffective if Employee and spouse fail to execute this Agreement (with Consent of Spouse) and return the executed Agreement (with Consent of Spouse) to the Company within 30 days of the Grant Date.

     18. Counterparts. This Agreement and any amendment hereto may be executed in several counterparts. All of such counterparts shall constitute one and the same agreement and shall become effective when a copy signed by each party has been delivered to the other party.

                  [Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by a duly authorized officer and Employee has hereunto set his or her hand.

                                        GEMSTAR-TV GUIDE INTERNATIONAL, INC.

                                        By:
                                           ------------------------------------

                                        Title:
                                             ----------------------------------

                                        EMPLOYEE

                                        ----------------------------------------
                                        Elsie Ma Leung

                                        ----------------------------------------
                                        (Address)

                                        ----------------------------------------
                                        (City, State, Zip Code)

                                CONSENT OF SPOUSE

In consideration of the execution of the foregoing Second Employment Stock Unit Agreement by Gemstar-TV Guide International, Inc., I, _______________________________, the spouse of the Employee herein named, do hereby join with my spouse in executing the foregoing Second Employment Stock Unit Agreement and do hereby agree to be bound by all the terms and provisions thereof and of the SIP.

Dated as of the ____ of ____, ____.               -----------------------
                                                  Signature of Spouse

                                    Exhibit G

                      GEMSTAR-TV GUIDE INTERNATIONAL, INC.

                      THIRD EMPLOYMENT STOCK UNIT AGREEMENT

  THIS AGREEMENT dated as of ______, _____ (the "Grant Date") between Gemstar-TV Guide International, Inc., a Delaware corporation (the "Company"), and Elsie Ma Leung ("Employee").

                               W I T N E S S E T H

WHEREAS, pursuant to the Gemstar-TV Guide International, Inc. 1994 Stock Incentive Plan, as amended (the "SIP"), the Company has granted to Employee effective as of the Grant Date (i) ) two hundred three thousand eight hundred forty-five (203,845) Stock Units and (ii) Dividend Equivalent Rights ("DERs") representing the right to receive, if, when and as ordinary cash dividends are paid on the shares of Common Stock generally, an amount (of cash or other property) equal to the ordinary cash dividends that would be paid with respect to two hundred three thousand eight hundred forty five (203,845) shares of Common Stock, in each case, upon and subject to the terms and conditions set forth herein and in the SIP.

NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties agree as follows:

     1. Defined Terms. Capitalized terms shall have the meaning assigned to them herein. Where capitalized terms are not defined herein they shall have the meaning assigned to them in the SIP.

For purposes of this Agreement:

"Breach Cure Period" shall have the meaning assigned to it under the New Employment Agreement.

"Breach Event" shall have the meaning assigned to it under the New Employment Agreement.

"Effective Date" shall have the meaning assigned to it under the New Employment Agreement.

"For Cause Determination Period" shall have the meaning assigned to it under the New Employment Agreement.

"New Employment Agreement" shall mean the employment agreement between the Company and Employee dated as of _________, 2002.

"Termination Agreement" shall mean the termination agreement between the Company, Employee and Gemstar Development Corporation, a California corporation, dated as of _______, 2002.

     2. Grant of Stock Units. Effective as of the Grant Date, the Company hereby grants to Employee, subject to the vesting provisions and restrictions set forth below, two hundred three thousand eight hundred forty-five (203,845) Stock Units (the "Grant Shares") under the SIP. The number and type of Grant Shares are subject to adjustment pursuant to Section 4.2 of the SIP.

Employee shall be eligible for payment of Grant Shares at or following the vesting of such Grant Shares. The form of payment of Grant Shares shall only be in Company Common Stock and Employee shall be paid one share of Common Stock for each Grant Share.

Employee shall have no voting rights with respect to the Grant Shares until such Grant Shares are vested. Employee shall not sell, transfer, pledge, assign or otherwise alienate or hypothecate the Grant Shares. Any sale or transfer, or purported sale or transfer, shall be null and void.

If, when and as ordinary cash dividends are paid on shares of Common Stock generally, Employee shall be paid DERs equivalent to the ordinary cash dividends that would be paid with respect to Z shares of Common Stock where "Z" is the number of the unvested (and unforfeited) Grant Shares at the time of such ordinary cash dividend payment. Any DERs provided under this Agreement shall be paid in cash, shares of Common Stock or other Awards as may be determined by the Committee.

In the event that the Company determines that the Company (or any affiliate or subsidiary of Company) is required to withhold any tax as a result of the issuance, vesting, payment or disposition of any Grant Shares, the tax withholding obligation shall be satisfied in accordance with the provisions and terms of Section 4.5 of the SIP.

     3.  Vesting of Grant Shares. The Grant Shares shall vest as follows:

(i) sixty-seven thousand nine hundred forty-nine (67,949) Grant Shares shall vest on the Grant Date,

(ii)one hundred thirty-five thousand eight hundred ninety-six (135,896) Grant Shares shall vest on the first business day preceding the first anniversary of the Grant Date;

     provided, however, that no Grant Shares shall vest after any (i) termination of Employee's employment pursuant to Section 4(c) or Section 4(g) of the New Employment Agreement, or (ii) occurrence of any Breach Event which (if capable of cure) has not (together with all effects thereof) been fully cured by Employee within the Breach Cure Period;

     provided, further, that no Grant Shares shall vest during any Breach Cure Period (but if all Breach Events are cured during the corresponding Breach Cure Periods, any unvested Grant Shares scheduled to vest during such Breach Cure Periods shall be deemed to have vested as of the scheduled vesting date);

     provided, further, no Grant Shares shall vest during any For Cause Determination Period (but, in the event that the Company Board determines no termination for Cause has occurred or Employee is successful in challenging any purported termination under Section 4(c) of the New Employment Agreement, any Grant Shares scheduled to vest during such For Cause Determination Period shall be deemed to have vested as of the scheduled vesting date); and
     provided, further, and subject to the foregoing paragraphs, that if Employee's employment under the New Employment Agreement terminates as provided in Sections 4(a), 4(b), 4(d) or 4(f) of the New Employment Agreement, the Grant Shares shall be vested at such termination provided Employee (or, if deceased, her estate's legal representative) signs a general release of claims in a form provided by the Company which shall be substantially similar to Exhibit H of the New Employment Agreement.

     4. Continuance of Employment Required; No Employment Commitment. The vesting schedule requires continued service through each applicable vesting date as a condition to the vesting of the applicable installment of the Grant Shares and the rights and benefits under this Agreement. Service for less than the full portion of any vesting period, even if substantial, will not entitle Employee to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services as provided herein or under the SIP.

Nothing contained in this Agreement or the SIP constitutes an employment commitment by the Company, affects the termination provisions of Section 4 of the New Employment Agreement, confers upon Employee any right to remain employed by the Company or any Subsidiary, interferes in any way with the right of the Company or any Subsidiary at any time to terminate Employee's employment, or affects the right of the Company or any Subsidiary to increase or decrease Employee's other compensation.

     5.  Forfeiture.

All Grant Shares then unvested shall be automatically terminated and forfeited upon any (i) termination of Employee's employment pursuant to Section 4(c) or
Section 4(g) of the New Employment Agreement, or (ii) occurrence of any Breach Event which (if capable of cure) has not (together with all effects thereof) been fully cured by Employee within the Breach Cure Period. Notwithstanding anything herein to the contrary, in the event that Employee is successful in challenging any purported termination under Section 4(c) of the New Employment Agreement, any unvested Grant Shares that terminated due to such purported termination shall be deemed reinstated and vested upon the conclusion of such successful challenge.

     6. Change in Control Event. All Grant Shares shall be subject to immediate vesting upon the occurrence of:

(i)  a Change in Control Event (as defined below); and

(ii) the Company has not provided for either (A) the cash-out of such Grant Shares at their then fair market value, or (B) the continuation of such Grant Shares in an economically equivalent amount (e.g. replacement shares of restricted stock, options or stock units, based on a successor company's stock, provided that such replacement award will have substantially similar terms and conditions as the Grant Shares immediately prior to the Change in Control Event).

The term "Change in Control Event" shall have the meaning assigned to such term under SIP Section 5; provided, however, that the measurement period for determining a "Change in Control Event" under SIP Section 5.1(f)(5) shall not include the one-year period after the Effective Date and such measurement period shall only commence upon the first anniversary of the Effective Date.

     7.  Termination of Grant Shares Under Certain Events. As contemplated by
Section 4.2 of the SIP, the Grant Shares may be terminated in certain circumstances, as described therein.

     8. Non-Transferability of Grant Shares. The Grant Shares and any other rights of Employee under this Agreement or the SIP are nontransferable and subject to extensive restrictions under Section 1.9 of the SIP and as set forth herein. The Common Stock issuable on the Grant Shares are also subject to restrictions on transfer under Section 1.10 of the SIP and to any and all repurchase or redemption rights of the Company that may be provided under its Certificate of Incorporation and Bylaws, as amended from time to time.

     9. Notices. Any notice to be given under the terms of this Agreement shall be in writing and addressed to the Company at its principal office and to Employee at the addresses given beneath their respective signatures hereon, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be deemed given only when received, but if Employee is no longer an Eligible Person, any notice to Employee shall be deemed to have been duly given when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government.

     10. Plan. The Grant Shares, DERs and all rights of Employee thereunder are subject to, and Employee agrees to be bound by, all of the terms and conditions of the provisions of the SIP, incorporated herein by this reference. In the event of a conflict or inconsistency between the terms and conditions of this Agreement, and the terms and conditions of the SIP, the terms and conditions of the SIP shall govern except as expressly set forth herein. In the event of a conflict or inconsistency between the terms and conditions of this Agreement, and the terms and conditions of the New Employment Agreement, the terms and conditions of this Agreement shall govern. Employee acknowledges receipt of a copy of the SIP, which is made a part hereof by this reference, and agrees to be bound by the terms thereof. Unless otherwise expressly provided in other Sections of this Agreement, provisions of the SIP that confer discretionary authority on the Committee do not (and shall not be deemed to) create any rights in Employee, unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Committee so conferred by appropriate action of the Committee under the SIP after the date hereof.

     11. Entire Agreement. This Agreement, the New Employment Agreement, the Termination Agreement and the SIP together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The SIP and this Agreement may be amended pursuant to Section 4.6 of the SIP. Such amendment must be in writing and signed by the Company. The Company may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of Employee, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

     12. Severability. If a court of competent jurisdiction determines that any portion of this Agreement is in violation of any statute or public policy, then only the portions of this Agreement which violate such statute or public policy shall be stricken, and all portions of this Agreement which do not violate any statute or public policy shall continue in full force and effect. Further, it is the parties' intent that any court order striking any portion of this Agreement should modify the terms as narrowly as possible to give as much effect as possible to the intentions of the parties under this Agreement.

     13. California Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California.

     14. Privileges of Stock Ownership. Except as otherwise expressly authorized by the Committee or the SIP, Employee will not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by Employee. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

     15. No Restriction on Corporate Powers. The existence of the SIP, DERs and/or the Grant Shares shall not affect or restrict in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company's capital stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

     16. Further Assurances. Each of the parties hereto shall use its reasonable and diligent best efforts to proceed promptly with the transactions contemplated herein, to fulfill the conditions precedent for such party's benefit or to cause the same to be fulfilled and to execute such further documents and other papers and perform such further acts as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated herein.

     17. Execution. The grant of Grant Shares hereunder shall be rendered ineffective if Employee and spouse fail to execute this Agreement (with Consent of Spouse) and return the executed Agreement (with Consent of Spouse) to the Company within 30 days of the Grant Date.

     18. Counterparts. This Agreement and any amendment hereto may be executed in several counterparts. All of such counterparts shall constitute one and the same agreement and shall become effective when a copy signed by each party has been delivered to the other party.

                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by a duly authorized officer and Employee has hereunto set his or her hand.

                                      GEMSTAR-TV GUIDE INTERNATIONAL, INC.


                                      By:
                                         ---------------------------------------

                                      Title:
                                           -------------------------------------


                                      EMPLOYEE

                                      ------------------------------------------
                                      Elsie Ma Leung

                                      ------------------------------------------
                                      (Address)

                                      ------------------------------------------
                                      (City, State, Zip Code)

                                CONSENT OF SPOUSE

In consideration of the execution of the foregoing Third Employment Stock Unit Agreement by Gemstar-TV Guide International, Inc., I, _______________________________, the spouse of the Employee herein named, do hereby join with my spouse in executing the foregoing Third Employment Stock Unit Agreement and do hereby agree to be bound by all the terms and provisions thereof and of the SIP.

Dated as of the ____ of ____, ____.                 --------------------------
                                                    Signature of Spouse

                                    Exhibit H

                        SEPARATION AGREEMENT AND RELEASE

          This Separation Agreement and Release (hereinafter this "Agreement") is made and entered into by and between ___________ (hereinafter, "Employee") and Gemstar - TV Guide International, Inc., a Delaware corporation (hereinafter, the "Company").

          1. Employee's employment by the Company has terminated [or will terminate] on __________________ (hereinafter, the "Termination Date").

          2. Pursuant to the terms of that certain Employment Agreement dated as of November __, 2002 between the Company and Employee (hereinafter, the "Employment Agreement"), Employee is required to execute this Agreement in order to obtain certain benefits under the Employment Agreement .

          3. To the fullest extent permitted by law, Employee hereby RELEASES and COVENANTS NOT TO SUE the Company, its parents, subsidiaries, affiliates, predecessors, successors, assigns, its or their employee benefit plans, trustees, fiduciaries and administrators, and any and all of its and their respective past or present officers, directors, partners, insurers, agents, representatives, attorneys and employees (all collectively included in the term the "Company" for purposes of this Agreement ), from any and all claims, demands or causes of action, known or unknown, based on any events or circumstances relating to his employment at the Company or any subsidiary of the Company and arising or occurring prior to and including the date of Employee's execution of this Agreement, which Employee, his heirs, executors, administrators, agents, attorneys, representatives or assigns (all collectively included in the term "Employee" for purposes of this release and covenant not to sue), has, had or may have against the Company under Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Americans With Disabilities Act, the Age Discrimination in Employment Act, the Employee Retirement Income Security Act, the Family and Medical Leave Act, Executive Order No. 11246, 42 U.S.C. Section. 1981, and all other federal, state and local statutes or ordinances,, any claims that his employment was unlawfully terminated, any rights to severance pay or benefits (other than as provided for in the Employment Agreement or that certain Termination Agreement dated as of November __ 2002 between the Company, Gemstar Development Corporation and Employee), and any rights of continued employment, reinstatement or reemployment by the Company, PROVIDED, HOWEVER, Employee is not waiving, releasing or giving up any rights Employee may have (i) to test the knowing and voluntary nature of this Agreement under The Older Workers Benefit Protection Act, (ii) to workers' compensation benefits, (iii) to vested benefits under any qualified pension or savings plan, (iv) to continued benefits in accordance with the Consolidated Omnibus Budget Reconciliation Act of 1985, or
(v) to unemployment insurance.

          4. Employee agrees and acknowledges that he was hereby informed by the Company in writing to consult with an attorney and that he had at least 21 days to consider this Agreement; that he has entered into this Agreement knowingly and voluntarily with full understanding of its terms and after having had the opportunity to seek and receive advice from counsel of his choosing; and that he has had a reasonable period of time within which to consider this Agreement. Employee represents that he has not filed a complaint, charge or claim with any court or governmental agency against the Company with respect to any claim released hereby and has not assigned any such claim against the Company to any person or entity.

          5. Employee expressly waives and relinquishes all rights and benefits afforded by Section 1542 of the Civil Code of the State of California with respect to the releases provided herein, and does so understanding and acknowledging the significance of such specific waiver of Section 1542. Section 1542 of the Civil Code of the State of California states as follows:

          "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

Thus, notwithstanding the provisions of Section 1542, and for the purpose of implementing the releases provided herein, Employee expressly acknowledges that this Agreement is intended to include in its effect, without limitation other than the express limitations set forth herein, all claims of the kind released hereby even if he does not know or suspect such claim to exist in his favor at the time of execution hereof, and that this Agreement contemplates the extinguishment of any such claims. Employee acknowledges and agrees that the foregoing waiver of the provisions of Section 1542 has been expressly bargained for by each of the parties in the negotiation of this Agreement.

          6.   [This Section 6 is intentionally left blank]

          7. Employee may accept this Agreement by delivering an executed copy of this Agreement on or after the Termination Date and on or before _______________________, in the manner described in Section 10(b), "Notices," of the Employment Agreement.

          8. Employee may revoke this Agreement within seven (7) days after it is executed by Employee by delivering a written notice of revocation in the manner described in Section 10(b), "Notices," of the Employment Agreement, no later than the close of business on the seventh (7th) calendar day after this Agreement was signed by Employee. This Agreement will not become effective or enforceable until the eighth (8th) calendar day after Employee signs. If Employee revokes this Agreement, the parties shall have no obligations under this Agreement.

          9. This Agreement does not constitute and shall not be construed as an admission by the Company that it has violated any law, interfered with any rights, breached any obligation or otherwise engaged in any improper or illegal conduct with respect to Employee, and the Company expressly denies that it has engaged in any such conduct.

          10. If any provision, section, subsection or other portion of this Agreement shall be determined by any court of competent jurisdiction to be invalid, illegal or unenforceable in whole or in part, and such determination shall become final, such provision or portion shall be deemed to be severed or limited, but only to the extent required to render the remaining provisions and portion of this Agreement enforceable. This Agreement as thus amended shall be enforced so as to give effect to the intention of the parties insofar as that is possible. In addition, the parties hereby expressly empower a court of competent jurisdiction to modify any term or provision of this Agreement to the extent necessary to comply with existing law and to enforce this Agreement as modified.

          11. Employee hereby agrees and acknowledges that he has carefully read this Agreement, fully understands what this Agreement means, and is signing this Agreement knowingly and voluntarily, and that Employee has not relied on any statement by anyone associated with the Company that is not contained in this Agreement in deciding to sign this Agreement.

          12. This Agreement, the legal relations between the parties and any action, whether contractual or non-contractual, instituted by any party with respect to matters arising under or growing out of or in connection with or in respect of this Agreement, the relationship of the parties or the subject matter hereof shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and performed in such State and without regard to conflicts of law doctrines.

          13. All disputes arising under this Agreement shall be resolved pursuant to Section 10(f) of the Employment Agreement.

                  [Remainder of page intentionally left blank]

     WHEREFORE, the parties have executed this Agreement on the date or dates set forth below.

EMPLOYEE:                                 GEMSTAR - TV GUIDE INTERNATIONAL, INC.

[_____________________]                   By:
                                                 ------------------------------
                                          Name:
                                                -------------------------------
Date:                                     Title:
     ---------------------                       ------------------------------
                                          Date:
                                                 ------------------------------